DMS_US.374368937.12 124054739.9 LEASE AGREEMENT BETWEEN 184 PROPERTY OWNER, LLC, a New Jersey limited liability company, LANDLORD, -AND- AQUESTIVE THERAPEUTICS, INC., a Delaware corporation, TENANT DATED: , 2026

TABLE OF CONTENTS Page -i- ARTICLE 1 DEFINITIONS ................................................................................................. 4 ARTICLE 2 DEMISE, TERM.............................................................................................. 5 ARTICLE 3 BASIC RENT; ADDITIONAL RENT ............................................................ 6 ARTICLE 4 REAL ESTATE TAXES ................................................................................. 7 ARTICLE 5 OPERATING EXPENSES ............................................................................ 10 ARTICLE 6 ELECTRICITY .............................................................................................. 12 ARTICLE 7 MAINTENANCE; ALTERATIONS; REMOVAL OF TRADE FIXTURES .................................................................................................... 13 ARTICLE 8 USE OF PREMISES ...................................................................................... 15 ARTICLE 9 LANDLORD’S SERVICES .......................................................................... 16 ARTICLE 10 COMPLIANCE WITH REQUIREMENTS .................................................. 20 ARTICLE 11 COMPLIANCE WITH ENVIRONMENTAL LAWS .................................. 21 ARTICLE 12 DISCHARGE OF LIENS .............................................................................. 23 ARTICLE 13 PERMITTED CONTESTS ............................................................................ 23 ARTICLE 14 INSURANCE; INDEMNIFICATION........................................................... 24 ARTICLE 15 ESTOPPEL CERTIFICATES ....................................................................... 27 ARTICLE 16 ASSIGNMENT AND SUBLETTING .......................................................... 28 ARTICLE 17 CASUALTY .................................................................................................. 33 ARTICLE 18 CONDEMNATION ....................................................................................... 34 ARTICLE 19 EVENTS OF DEFAULT ............................................................................... 35 ARTICLE 20 CONDITIONAL LIMITATIONS, REMEDIES ........................................... 36 ARTICLE 21 ACCESS; RESERVATION OF EASEMENTS ............................................ 39 ARTICLE 22 ACCORD AND SATISFACTION ................................................................ 40 ARTICLE 23 SUBORDINATION ....................................................................................... 40 ARTICLE 24 TENANT’S REMOVAL ............................................................................... 42 ARTICLE 25 BROKERS ..................................................................................................... 42 ARTICLE 26 NOTICES ....................................................................................................... 43 ARTICLE 27 NONRECOURSE .......................................................................................... 43 ARTICLE 28 SECURITY DEPOSIT................................................................................... 44 ARTICLE 29 MISCELLANEOUS ...................................................................................... 45

TABLE OF CONTENTS (continued) Page -ii- ARTICLE 30 USA PATRIOT ACT ..................................................................................... 47 ARTICLE 31 EXTENSION OPTION ................................................................................. 48 ARTICLE 32 EXPANSION OPTION ................................................................................. 50 ARTICLE 33 RIGHT OF FIRST OFFER ........................................................................... 52 ARTICLE 34 EARLY TERMINATION RIGHT ............................................................... 54 ARTICLE 35 GENERATOR ............................................................................................... 56 ARTICLE 36 ROOFTOP LABORATORY EQUIPMENT ................................................. 59 ARTICLE 37 LANDLORD DEFAULT ............................................................................. 61

124054739.9 LEASE AGREEMENT This LEASE AGREEMENT (this “Lease”) is dated , 2026 and is between 184 PROPERTY OWNER, LLC, a New Jersey limited liability company (“Landlord”), and AQUESTIVE THERAPEUTICS, INC., a Delaware corporation (“Tenant”). BASIC LEASE PROVISIONS (1) Land: Block 5, Lot 1.01 on the official tax map of Township of Warren, as more particularly described on Schedule A attached hereto. (2) Building: 184 Liberty Corner Road, Township of Warren, State of New Jersey (3) Premises: 19,345 rentable square feet on the third (3rd) floor of the Building, as shown on Schedule B attached hereto. (4) Term: The period commencing on the Commencement Date and ending on the Termination Date, inclusive (5) Commencement Date The earlier of (i) the Occupancy Date, and (ii) September 1, 2026. (6) Basic Rent Commencement Date The first (1st) anniversary of the Commencement Date. (6) Termination Date: The day immediately preceding the tenth (10th) anniversary of the Basic Rent Commencement Date, or such earlier date upon which the Term may expire or be terminated, provided, however, if Tenant exercises its extension option for the First Extension Period and/or the Second Extension Period, then the “Termination Date” shall be the day immediately preceding the fifteenth (15th) or twentieth (20th) anniversary of the Basic Rent Commencement Date, as the case may be, or such earlier date upon which the Term may expire or be terminated; and provided further, however, if the day immediately preceding the tenth (10th), fifteenth (15th) or twentieth (20th) anniversary of the Basic Rent Commencement Date is not the last day of a calendar month, then the “Termination Date” shall be the last day of the calendar month in which such date occurs.

2 124054739.9 (7) Basic Rent: The Basic Rent shall be in the following amounts during the following time periods: Time Period Basic Rent Per Square Foot Annual Basic Rent Monthly Basic Rent Commencement Date to the day immediately preceding the Basic Rent Commencement Date, inclusive $0.00 $0.00 $0.00 Basic Rent Commencement Date to the day immediately preceding the first (1st) anniversary of the Basic Rent Commencement Date, inclusive $28.50 $551,332.50 $45,944.38 First (1st) anniversary of the Basic Rent Commencement Date to the day immediately preceding the second (2nd) anniversary of the Basic Rent Commencement Date, inclusive $29.00 $561,005.00 $46,750.42 Second (2nd) anniversary of the Basic Rent Commencement Date to the day immediately preceding the third (3rd) anniversary of the Basic Rent Commencement Date, inclusive $29.50 $570,677.50 $47,556.46 Third (3rd) anniversary of the Basic Rent Commencement Date to the day immediately preceding the fourth (4th) anniversary of the Basic Rent Commencement Date, inclusive $30.00 $580,350.00 $48,362.50 Fourth (4th) anniversary of the Basic Rent Commencement Date to the day immediately preceding the fifth (5th) anniversary of the Basic Rent Commencement Date, inclusive $30.50 $590,022.50 $49,168.54 Fifth (5th) anniversary of the Basic Rent Commencement Date to the day immediately preceding the sixth (6th) anniversary of the Basic Rent Commencement Date, inclusive $31.00 $599,695.00 $49,974.58 Sixth (6th) anniversary of the Basic Rent Commencement Date to the day $31.50 $609,367.50 $50,780.63

3 124054739.9 immediately preceding the seventh (7th) anniversary of the Basic Rent Commencement Date, inclusive Seventh (7th) anniversary of the Basic Rent Commencement Date to the day immediately preceding the eighth (8th) anniversary of the Basic Rent Commencement Date, inclusive $32.00 $619,040.00 $51,586.67 Eighth (8th) anniversary of the Basic Rent Commencement Date to the day immediately preceding the ninth (9th) anniversary of the Basic Rent Commencement Date, inclusive $32.50 $628,712.50 $52,392.71 Ninth (9th) anniversary of the Basic Rent Commencement Date to the last day of the month in which the day immediately preceding the tenth (10th) anniversary of the Basic Rent Commencement Date occurs, inclusive $33.00 $638,385.00 $53,198.75 (8) Rentable Size of Building: 369,797 square feet. (9) Rentable Size of Premises: 19,345 square feet. (10) Tenant’s Proportionate Share: 5.23% (11) Base Period: Calendar year 2026. (12) Parking Spaces: Five (5) assigned and reserved parking spaces in the location shown on Schedule G. Sixty three (63) unassigned parking spaces. (14) Security: $137,833.00 (15) Permitted Use: The Premises shall be used for executive and administrative offices and for laboratory and research and development associated with the development of pharmaceutical products and any lawfully permitted ancillary use thereto with respect to Tenant's pharmaceutical business. Tenant shall use the laboratory and research and development space in a manner that is compatible with office uses in Class A

4 124054739.9 multi-tenanted office buildings in northern New Jersey. Notwithstanding the foregoing, Tenant shall not be permitted to use all or any portion of the Premises for any vivarium use and no animals (dead or alive) shall be permitted within the Premises in connection with the Permitted Use. (16) Broker: Jones Lang LaSalle (17) Enumeration of Schedules / Appendix: Schedules A, B, C, D, D-1 E, F, G, H, I, J and K Appendix I attached hereto are incorporated into this Lease. (18) Governing Law: This Lease is governed by the laws of the State of New Jersey. (19) Landlord’s Notice Address: 184 Property Owner, LLC c/o GreenBarn Investment Group 53 Maple Avenue Morristown, NJ 07960 Attention: General Counsel with a copy to: 184 Property Owner, LLC c/o GreenBarn Investment Group 53 Maple Avenue Morristown, NJ 07960 Attention: Property Management (20) Tenant’s Notice Address: Prior to the Commencement Date: Aquestive Therapeutics, Inc. 30 Technology Drive Warren, NJ 07059 Attention: Thomas Zalewski, Chief Legal Officer From and after the Commencement Date: At the Premises Attention: Thomas Zalewski, Chief Legal Officer ARTICLE 1 DEFINITIONS 1.1 Capitalized Terms. Capitalized terms used in this Lease but not otherwise defined have the meanings set forth in Appendix I.

5 124054739.9 ARTICLE 2 DEMISE, TERM 2.1 Demise of Premises. Landlord hereby leases and demises to Tenant, and Tenant hereby hires and takes from Landlord, upon the terms and conditions set forth herein, the Premises for the Term. Landlord and Tenant hereby agree that for all purposes of this Lease, the Premises contains 19,345 rentable square feet. 2.2 Term. (a) Term: The Term of this Lease will commence on the Commencement Date and end on the Termination Date. (b) Commencement Date. The “Commencement Date” is defined in Item 5 of the Basic Lease Provisions. Tenant acknowledges that the Commencement Date will occur pursuant to this Lease notwithstanding that Tenant may not yet have completed the Finish Work in accordance with Schedule D attached hereto. From and after the date of this Lease, Tenant will have the right to enter upon the Premises for the purposes of constructing the Finish Work. Such occupancy by Tenant is expressly subject to all of the terms and conditions of this Lease, except Tenant’s obligation to pay Basic Rent or Additional Rent on account of Taxes and Landlord’s Operating Expenses, it being understood that notwithstanding that the Term will not yet have begun, Tenant shall comply with all of the terms and conditions of this Lease during such pre- Commencement Date period, except for its obligation to pay Basic Rent or Additional Rent on account of Taxes and Landlord’s Operating Expenses. (c) AS IS. Tenant acknowledges that, except as otherwise provided in this Lease, neither Landlord nor any employee, agent or representative of Landlord has made any express or implied representations or warranties with respect to the physical condition of the Property, Building or the Premises, the fitness or quality thereof or any other matter or thing whatsoever with respect to the Property, Building or the Premises or any portion thereof, and that Tenant is not relying upon any such representation or warranty in entering into this Lease. Tenant has inspected the Building and the Premises and is thoroughly acquainted with their respective condition and agrees to take the same “AS IS”. 2.3 Move-In Day. Tenant may move into the Premises at any time on or after the date Tenant substantially completes the Finish Work and obtains a valid temporary or permanent certificate of occupancy for the Premises permitting Tenant to occupy the Premises (such date, the “Occupancy Date”), upon the following terms and conditions: (i) Tenant shall notify Landlord as soon as possible as to the date and time of the scheduled move, and at least seventy-two (72) hours prior to the move date; (ii) Landlord must reasonably approve all moving arrangements; (iii) the receiving area and service elevator are scheduled on a first come, first served basis; no unscheduled moves are permitted; (iv) all office moves and large deliveries shall be scheduled for weekends or after 6 p.m. Monday through Friday, excluding Building Holidays; (v) Tenant and Tenant’s moving contractor shall be responsible for supplying pads to protect the elevator cab interior and the Common Areas; masonite boards or similar material shall be used to cover all floor areas through which materials are to be moved; all floor coverings must be installed in such a manner as to avoid trip hazards or other unsafe conditions; (vi) the side and rear entrances are the only Building

6 124054739.9 entrances permitted for moving and delivering purposes; (vii) Tenant shall provide to Landlord a certificate of insurance from its moving contractor in the form required by Landlord prior to the move; no moving work shall commence unless such certificates of insurance have been provided; (viii) Tenant and its moving contractor shall be responsible for any damage to the Property and the Building, its contents and appurtenances, to the extent caused by the moving contractor or by its employees or subcontractors; (ix) Tenant or Tenant’s moving contractor shall promptly report to Landlord any electrical problems or equipment breakdowns that occur during the move and may affect Building operations; (x) Tenant and its moving contractor shall be responsible for removing all trash, packing cartons and other materials associated with the move; all such material shall be removed from the Property and may not be deposited into the Building trash compactors; (xi) the blocking of any fire corridor, exit door, elevator, lobby, or hallway, and the parking of vehicles in fire lanes is prohibited; all improperly parked or unauthorized vehicles will be towed from the Property without notice to the owner at the owner’s expense; (xii) the employees and subcontractors of Tenant’s moving contractor shall be restricted to the areas of the move and the loading docks, and shall use the lobby level restrooms only; the discovery of any of the moving contractor’s personnel or subcontractor’s personnel in any other area of the Building will result in the suspension of the move; (xiii) additional security personnel may be required by Landlord to supervise the move, at Tenant’s expense; and (xiv) prior to the commencement of any move, both Tenant and its moving contractor shall execute Landlord’s moving guidelines to evidence their respective agreement with the foregoing. To the extent practicable, Landlord shall attempt to provide one (1) elevator for Tenant’s exclusive use during Tenant’s move. Tenant shall be responsible for any damage caused to the Premises, the Building and/or the Property by Tenant or its moving contractors in connection with the move. If Tenant obtains a temporary certificate of occupancy as of the Occupancy Date, Tenant shall obtain a permanent certificate of occupancy as soon as reasonably practicable after the occurrence of the Occupancy Date and in no event later than the time required by Legal Requirements to obtain such permanent certificate of occupancy. 2.4 Finish Work. Tenant shall construct the Finish Work in the manner and as provided in Schedule D attached hereto. ARTICLE 3 BASIC RENT; ADDITIONAL RENT 3.1 Basic Rent. Tenant shall pay the Basic Rent to Landlord in lawful money of the United States of America in equal monthly installments, in advance, on the Basic Rent Payment Dates, commencing on the Basic Rent Commencement Date, except that Tenant shall pay the first installment of Basic Rent upon Tenant’s execution and delivery of this Lease. Tenant shall be permitted to pay Basic Rent and Additional Rent via Automated Clearing House (ACH) payment with no mark up or additional charge by Landlord. Landlord shall have the right to change its ACH payment instructions at any time, and from time to time, upon notice to Tenant. 3.2 Additional Rent. In addition to the Basic Rent, Tenant shall pay and discharge when due, as additional rent (“Additional Rent”), all other amounts, liabilities and obligations which Tenant herein agrees to pay to Landlord, together with all interest, penalties and costs which may be added thereto pursuant to the terms of this Lease.

7 124054739.9 3.3 Late Charge. If any installment of Basic Rent or Additional Rent is not paid when due, Tenant shall pay to Landlord, on demand, a late charge equal to five percent (5%) of the amount unpaid provided, however, Landlord shall not assess such a late charge with respect to the first (1st) late payment in any Lease Year until Landlord has given Tenant written notice of the late payment and Tenant has failed to pay the amount due within ten (10) days after receiving the notice. The late charge is not intended as a penalty but is intended to compensate Landlord for the extra expense Landlord will incur to send out late notices and handle other matters resulting from the late payment. In addition, any installment or installments of Basic Rent or Additional Rent that are not paid within ten (10) days after the date when due, will bear interest at the lesser of: (i) three percent (3%) over the Prime Rate, not to exceed ten percent (10%), or (ii) the highest legal rate permitted by law. Any interest due as set forth in the preceding sentence shall be calculated from the due date of the delinquent payment until the date of payment, which interest will be deemed Additional Rent and shall be payable by Tenant upon demand by Landlord. 3.4 Prorating Rent. If any Lease Year consists of a period of less than twelve (12) full calendar months, payments of Basic Rent and Additional Rent, will be prorated on the basis of a thirty (30) day month or 360-day year, unless otherwise provided. 3.5 No Abatement or Set-off. Except as herein provided, Tenant shall pay to Landlord, at Landlord’s address for notices hereunder, or such other place as Landlord may from time to time designate, or via ACH payments, without any offset, set-off, counterclaim, deduction, defense, abatement, suspension, deferment or diminution of any kind (i) the Basic Rent, without notice or demand, (ii) Additional Rent, and (iii) all other sums payable by Tenant hereunder. Except as otherwise expressly provided herein, this Lease will not terminate, nor will Tenant have any right to terminate or avoid this Lease or be entitled to the abatement of any Basic Rent, Additional Rent or other sums payable hereunder or any reduction thereof, nor will the obligations and liabilities of Tenant hereunder be in any way affected for any reason. The obligations of Tenant hereunder are separate and independent covenants and agreements. 3.6 Invoices. If Landlord issues monthly or other periodic rent billing statements to Tenant, the issuance or non-issuance of such statements will not affect Tenant’s obligation to pay Basic Rent and the Additional Rent set forth in Sections 4.3 and 5.3, all of which are due and payable on the Basic Rent Payment Dates. ARTICLE 4 REAL ESTATE TAXES 4.1 Taxes. Tenant shall pay to Landlord Tenant’s Proportionate Share of the amount by which the Taxes for any Lease Year during the Term exceed the Base Taxes; provided, however, that if any special assessments may be paid in installments, Landlord may elect to pay same over the longest period allowed by law. Tenant’s Proportionate Share of the Taxes for less than a full Lease Year will be prorated. 4.2 Landlord’s Tax Statement. As soon as reasonably possible after the first day of the Lease Year following the Lease Year in which the Base Period occurs and thereafter as soon as reasonably practical after the end of each succeeding Lease Year, Landlord shall determine or estimate the amount by which the Taxes for the Lease Year in question will exceed the Base Taxes

8 124054739.9 (the “Projected Taxes”) and shall submit such information to Tenant in a written statement (“Landlord’s Tax Statement”). Landlord shall use reasonable efforts to issue Landlord’s Tax Statement within one hundred twenty (120) days following the end of each Lease Year. Unless disputed or audited by Tenant as permitted under this Lease, or updated pursuant to Section 4.3 below, Landlord’s Tax Statement shall be final upon issuance except for scrivener’s errors. 4.3 Monthly Tax Payment. Commencing on the first Basic Rent Payment Date following the submission of Landlord’s Tax Statement and continuing thereafter on each successive Basic Rent Payment Date until Landlord renders the next Landlord’s Tax Statement, Tenant shall pay to Landlord on account of its obligation under Section 4.1, a sum (the “Monthly Tax Payment”) equal to one-twelfth (1/12) of Tenant’s Proportionate Share of the Projected Taxes for such Lease Year. Tenant’s first Monthly Tax Payment after receipt of Landlord’s Tax Statement shall be accompanied by the payment of an amount equal to the product of the number of full months, if any, within the Lease Year which have elapsed prior to such first Monthly Tax Payment, times the Monthly Tax Payment; minus any Additional Rent already paid by Tenant on account of its obligation under Section 4.1 for such Lease Year. From time to time during any Lease Year, Landlord may revise the Landlord’s Tax Statement and adjust Tenant’s Monthly Tax Payment to reflect Landlord’s revised estimate, in which event Tenant shall pay, along with the next monthly payment due, the difference (if any) between the aggregate amount of Tenant’s Monthly Tax Payments theretofore made on account of its obligation under Section 4.1 for such Lease Year, and the amount which would have been payable by Tenant during such Lease Year had Landlord billed Tenant for the revised Monthly Tax Payment for such prior elapsed months during such Lease Year. Thereafter, Tenant shall pay the revised monthly estimate in accordance with the provisions of this Section 4.3. 4.4 Reconciliation. Landlord shall use reasonable efforts to deliver to Tenant within one hundred twenty (120) days after the end of each Lease Year, Landlord’s final determination of the amount by which the Taxes for the Lease Year in question exceed the Base Taxes and shall submit such information to Tenant in a written statement (“Landlord’s Final Tax Statement”). Each Landlord’s Final Tax Statement must reconcile the payments made by Tenant in the Lease Year in question with Tenant’s Proportionate Share of the amount by which actual Taxes imposed for the period covered thereby exceed Base Taxes. Any balance due to Landlord shall be paid by Tenant within thirty (30) days after Tenant’s receipt of Landlord’s Final Tax Statement; any surplus due to Tenant shall be applied by Landlord against the next accruing monthly installment(s) of Additional Rent due under this Article 4. If the Term has expired or has been terminated, Tenant shall pay the balance due to Landlord or, alternatively, Landlord shall refund the surplus to Tenant, whichever the case may be, within thirty (30) days after Tenant’s receipt of Landlord’s Final Tax Statement; provided, however, that, if the Term terminated as a result of a default by Tenant, then Landlord will have the right to retain such surplus to the extent Tenant owes Landlord any Basic Rent or Additional Rent. 4.5 Refund of Taxes. Landlord will have the right, but not the obligation, to seek to obtain a lowering of the assessed valuation of the Property; provided, however, that for the purposes of this Lease and the computation of the Taxes that Tenant is required to pay as Additional Rent, the Base Taxes shall remain unchanged regardless of any subsequent, lower assessment of the Property. Landlord may employ whatever individuals and firms Landlord, in its sole judgment, deems necessary to undertake such endeavor. Tenant, at no charge to Tenant, shall cooperate with

9 124054739.9 Landlord and its representatives in all such endeavors. If Landlord receives a refund of Taxes in respect of a Lease Year and if Tenant paid Additional Rent based on the Taxes paid prior to the refund, Landlord shall first deduct from such tax refund any expenses, including, but not limited to, attorneys fees and appraisal fees, incurred in obtaining such tax refund, and out of the remaining balance of such tax refund, Landlord shall credit Tenant’s Proportionate Share of such refund against the next accruing monthly installment(s) of Additional Rent, or if the Term has expired, Landlord shall pay to Tenant Tenant’s Proportionate Share of such refund within thirty (30) days after receipt thereof by Landlord; provided, however, that (i) if the Term terminated as a result of a default by Tenant, Landlord will have the right to retain Tenant’s Proportionate Share of the refund to the extent Tenant owes Landlord any Basic Rent or Additional Rent, and (ii) Tenant’s Proportionate Share of such refund will in no event exceed the amount of Additional Rent actually paid by Tenant on account of the Taxes for the Lease Year in question. Any expenses incurred by Landlord in contesting the validity or the amount of the assessed valuation of the Property or any Taxes, to the extent not offset by a tax refund, will, for the purpose of computing the Additional Rent due Landlord or any credit due to Tenant hereunder, be included as an item of Taxes for the tax year in which such contest is finally determined. Notwithstanding anything to the contrary contained in this Lease, Tenant will have no right to contest or appeal the validity of any Taxes or the assessed valuation of the Property. 4.6 Payment Pending Appeal. While proceedings for the reduction in assessed valuation for any year are pending, the computation and payment of Tenant’s Proportionate Share of Taxes will be based upon the original assessments for such year. 4.7 Taxes on Tenant’s Improvements. Tenant shall also pay to Landlord, upon demand, the amount of all increases in Taxes and/or all assessments or impositions made, levied or assessed against or imposed upon the Property or any part thereof which are attributable to additions or improvements in, on or about the Premises made by or on behalf of Tenant or which in whole or in part belong to Tenant. 4.8 Survival. In no event will any adjustment in Tenant’s obligation to pay Additional Rent under this Article 4 result in a decrease in the Basic Rent. Tenant’s obligation to pay Additional Rent during the Term, and Landlord’s obligation to credit and/or refund to Tenant any amount, pursuant to the provisions of this Article 4, will survive the Termination Date. 4.9 Bills and Statements. The provisions of Section 29.3 apply to Landlord’s Tax Statement. 4.10 Rent Tax. If an excise, transaction, sales, or privilege tax or other tax or imposition (other than Federal, state or local income or estate taxes) is levied or assessed against Landlord or the Property on account of or measured by, in whole or in part, the Basic Rent and/or Additional Rent expressly reserved hereunder as a substitute for or in addition to, in whole or in part, Taxes or if any assessments and/or taxes are levied or assessed against Landlord or the Property on account of or as a result of the operation and/or existence of Tenant’s business, then Tenant shall pay to Landlord upon demand: (i) the amount of such excise, transaction, sales or privilege tax or other tax or imposition to the extent lawfully assessed or imposed as a result of Landlord’s interests in this Lease or of the Basic Rent and/or Additional Rent accruing under this Lease; and (ii) the

10 124054739.9 amount of any assessments and/or taxes levied or assessed against Landlord or the Property on account of or as a result of the operation and/or existence of Tenant’s business in the Property. ARTICLE 5 OPERATING EXPENSES 5.1 Operating Expenses. (a) The Landlord’s CAM Expenses and the Insurance Expenses are collectively referred to as “Landlord’s Operating Expenses” and shall be determined and paid in accordance with the provisions of this Article 5. (b) Tenant shall pay to Landlord, Tenant’s Proportionate Share of the amount by which Landlord’s CAM Expenses for any Lease Year during the Term exceeds the Base CAM Expenses. Tenant’s Proportionate Share of Landlord’s CAM Expenses for less than a full Lease Year will be prorated. (c) Tenant shall pay to Landlord, Tenant’s Proportionate Share of the amount by which the Insurance Expenses for any Lease Year during the Term exceeds the Base Insurance Expenses. Tenant’s Proportionate Share of the Insurance Expenses for less than a full Lease Year will be prorated. 5.2 Landlord’s Expense Statement. As soon as reasonably possible after the first day of the Lease Year following the Lease Year in which the Base Period occurs and thereafter as soon as practical after each succeeding Lease Year during the Term, Landlord shall determine or estimate the amount by which Landlord’s Operating Expenses for the Lease Year in question will exceed the Base Operating Expenses (“Landlord’s Estimated Operating Expenses”) and shall submit such information to Tenant in a written statement (“Landlord’s Expense Statement”). Landlord shall use reasonable efforts to issue Landlord’s Expense Statement within one hundred twenty (120) days following the end of each Lease Year. Unless disputed or audited by Tenant as permitted under this Lease, or updated pursuant to Section 5.3 below, Landlord’s Expense Statement shall be final upon issuance except for scrivener’s errors. 5.3 Monthly Expense Payment. Commencing on the first Basic Rent Payment Date following the submission of Landlord’s Expense Statement and continuing thereafter on each successive Basic Rent Payment Date until Landlord renders the next Landlord’s Expense Statement, Tenant shall pay to Landlord on account of its obligation under Section 5.1, a sum (the “Monthly Expense Payment”) equal to one-twelfth (1/12) of Tenant’s Proportionate Share of Landlord’s Estimated Operating Expenses for such Lease Year. Tenant’s first Monthly Expense Payment after receipt of Landlord’s Expense Statement shall be accompanied by the payment of an amount equal to the product of the number of full months, if any, within the Lease Year which have elapsed prior to such first Monthly Expense Payment, times the Monthly Expense Payment; minus any Additional Rent already paid by Tenant on account of its obligation under Section 5.1 for such Lease Year. From time to time during any Lease Year, Landlord may revise the Landlord’s Expense Statement and adjust Tenant’s Monthly Expense Payment to reflect Landlord’s revised estimate, in which event Tenant shall pay, along with the next monthly payment due, the difference (if any) between the aggregate amount of Tenant’s Monthly Expense Payments theretofore made

11 124054739.9 on account of its obligation under Section 5.1 for such Lease Year, and the amount which would have been payable by Tenant during such Lease Year had Landlord billed Tenant for the revised Monthly Expense Payment for such prior elapsed months during such Lease Year. Thereafter, Tenant shall pay the revised monthly estimate in accordance with the provisions of this Section 5.3. 5.4 Reconciliation. Landlord shall use reasonable efforts to deliver to Tenant, within one hundred twenty (120) days after the end of each Lease Year, Landlord’s final determination of the amount by which the Landlord’s Operating Expenses for the Lease Year in question exceed the Base Operating Expenses and shall submit such information to Tenant in a written statement (the “Annual Expense Reconciliation”). Each Annual Expense Reconciliation must reconcile the aggregate of all Monthly Expense Payments made by Tenant in the Lease Year in question with Tenant’s Proportionate Share of the amount by which actual Landlord’s Operating Expenses for the period covered thereby exceed Base Operating Expenses. Any balance due to Landlord shall be paid by Tenant within thirty (30) days after Tenant’s receipt of the Annual Expense Reconciliation; any surplus due to Tenant shall be applied by Landlord against the next accruing monthly installment(s) of Additional Rent due under this Article 5. If the Term has expired or has been terminated, Tenant shall pay the balance due to Landlord or, alternatively, Landlord shall refund the surplus to Tenant, whichever the case may be, within thirty (30) days after Tenant’s receipt of the Annual Expense Reconciliation; provided, however, that if the Term terminated as a result of a default by Tenant, then Landlord will have the right to retain such surplus to the extent Tenant owes Landlord any Basic Rent or Additional Rent. 5.5 Audit. For one hundred twenty (120) days following Landlord’s delivery to Tenant of the Annual Expense Reconciliation, Tenant will have the right, during normal business hours and upon no less than five (5) days prior written notice to Landlord, to examine Landlord’s books and records for the purpose of confirming the Annual Expense Reconciliation. Tenant will be deemed to have accepted the Annual Expense Reconciliation unless, within thirty (30) days after Tenant’s examination of Landlord’s books and records, Tenant delivers an objection notice to Landlord specifying in detail why Tenant believes such Annual Expense Reconciliation is incorrect. Notwithstanding anything to the contrary contained in this Section 5.5, Tenant will not be permitted to examine Landlord’s books and records or to dispute any Annual Expense Reconciliation unless (i) Tenant has paid to Landlord all amounts due as shown on such Annual Expense Reconciliation, and (ii) Tenant has signed a confidentiality agreement acceptable to Landlord. Tenant shall not engage the services of any legal counsel or other professional consultant who charges for its services on a so-called contingency fee basis for the purpose of reviewing Landlord’s books and records. 5.6 Survival. In no event will any adjustment in Tenant’s obligation to pay Additional Rent under this Article 5 result in a decrease in Basic Rent. Tenant’s obligation to pay Additional Rent, and Landlord’s obligation to credit and/or refund to Tenant any amount, pursuant to this Article 5 will survive the Termination Date. 5.7 Operating Expenses With Respect to Tenant. Tenant shall also pay to Landlord, upon demand, the amount of any increase in Landlord’s Operating Expenses, to the extent such increase is attributable to Tenant’s specific use or manner of use of the Premises, to activities

12 124054739.9 conducted on or about the Premises by Tenant or on behalf of Tenant or to any additions, improvements or alterations to the Premises made by or on behalf of Tenant. 5.8 Bills and Statements. The provisions of Section 29.3 apply to Landlord’s Expense Statement. 5.9 Limitations on Increases in Controllable CAM Expenses. Notwithstanding anything to the contrary contained herein, Controllable CAM Expenses included in Landlord’s CAM Expenses in any calendar year shall not increase by more than five percent (5%) above the aggregate Controllable CAM Expenses amount for the preceding year (said increase limitation being called herein the “Increase Limitation”). To the extent that Controllable CAM Expenses would, but for the foregoing sentence, increase by more than the Increase Limitation in a particular calendar year, Landlord may carry the excluded amounts forward to be included in any subsequent calendar year in which the actual increase in Controllable CAM Expenses is less than the Increase Limitation; provided, however, the carry forwards shall only be applied in any subsequent calendar year to the extent that the amount of the carry forward applied plus the actual increase in the Controllable CAM Expenses for such year does not exceed the Increase Limitation for such year. For the avoidance of doubt, costs and expenses which are not expressly included in the definition of Controllable CAM Expenses are not subject to the Increase Limitation. ARTICLE 6 ELECTRICITY 6.1 Cost of Electricity. The electricity consumed in the Premises will be measured by submeters, check meters or other measuring devices. From and after the Commencement Date, Tenant shall pay Landlord, within thirty (30) days after delivery of a bill therefor, all charges, including, without limitation, usage charges, demand factors and all other charges calculated at the rate structure then existing of the utility company supplying electrical energy to the Building for Tenant’s consumption as determined by such meter. Landlord shall include in Landlord’s CAM Expenses the cost to read the submeter or check meter. During any period in which any submeters may be non-operational, Landlord shall have the right to determine Tenant’s consumption of electricity by other reasonable means, including determinations on the basis of prior submeter readings or determinations based on a survey conducted by a reputable third party engineer selected by Landlord. 6.2 Tenant Not To Exceed Capacity. Tenant’s use of electric energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. 6.3 Utility Deregulation. If permitted by law, Landlord will have the right to choose the service providers that deliver electricity to the Premises. Tenant shall cooperate with Landlord and such service providers, including granting reasonable access to the electric lines, feeders, risers, wiring, and any other machinery within the Premises. If the law prohibits Landlord from choosing the service providers that deliver electricity to the Premises, then Tenant’s choice of such service providers is subject to Landlord’s prior written consent, and no such service provider will be

13 124054739.9 permitted to deliver service to or otherwise affect the Building’s electric system without such consent. 6.4 Landlord Not Liable. Landlord will not be responsible for any loss, damage or expenses, and Tenant will not be entitled to any rent abatement, diminution, setoff, or any other relief from its obligations hereunder, on account of any change in the quantity or character of the electric service or any cessation or interruption of the supply of electricity to the Premises, except as expressly set forth in Section 9.9 hereof. ARTICLE 7 MAINTENANCE; ALTERATIONS; REMOVAL OF TRADE FIXTURES 7.1 Tenant’s Maintenance. Tenant shall, at its sole cost and expense, keep the Premises in good order and condition (except for ordinary wear and tear) and, except as provided in Section 7.2, shall make all non-structural repairs, alterations, renewals and replacements and shall take such other action as may be necessary or appropriate to keep and maintain the Premises in good order and condition. Except as expressly provided in this Lease, Landlord will not be obligated to maintain, alter or repair the Premises. All repairs made by Tenant must be at least equal in quality to the original work. 7.2 Landlord’s Repairs. Landlord shall make all repairs and replacements to the foundation, the bearing walls, the structural columns and beams, the exterior walls, the exterior windows and the roof of the Building, all mechanical, electrical, plumbing, HVAC systems within the Building (other than supplemental HVAC units and the duct distribution systems within the Premises) and Common Areas; provided, however, that if such repairs and replacements (including repairs and replacements with respect to the Property) are necessitated by the willful misconduct or negligence of Tenant or Tenant’s Visitors, then Tenant shall reimburse Landlord, upon demand, for the reasonable cost thereof. The costs and expenses incurred by Landlord in connection with such repairs and replacements will be included in Landlord’s Operating Expenses to the extent permitted by the terms of this Lease. 7.3 Requirements for Tenant’s Maintenance. All maintenance and repair, and each addition, improvement or alteration, performed by on behalf of Tenant must be (a) completed expeditiously in a good and workmanlike manner, and in compliance with all applicable Legal Requirements and Insurance Requirements, (b) completed free and clear of all Liens, and (c) performed in a manner and by contractors reasonably approved by Landlord to the extent such work involves any work to any electrical, mechanical, plumbing or other system of the Building, any work to the outside of the Building, any work to the roof of the Building or any work to any structural element of the Building. 7.4 (a) Permitted Alterations. Provided Tenant is not in default of any its obligations under this Lease, Tenant may, upon prior written notice to Landlord and submission to Landlord of plans and specifications therefor, make interior, non-structural additions, improvements or alterations to the Premises having an aggregate cost not to exceed $50,000.00, so long as the same do not (i) require a building permit, (ii) affect, alter, interfere with or disrupt any of the electrical, mechanical, plumbing or other system of the Building, (iii) affect the outside appearance of the Building, (iv) affect the roof of the Building, or (v) affect any structural element of the Building.

14 124054739.9 (b) Landlord’s Consent to Alterations. Tenant shall not make any addition, improvement or alteration outside the Premises or to the Land or Building. In addition, Tenant shall not make any addition, improvement or alteration of the Premises costing in excess of $50,000.00 or (i) requiring a building permit, (ii) affecting, altering, interfering with or disrupting any electrical, mechanical, plumbing or other system of the Building, or (iii) affecting the outside appearance of the Building, the roof of the Building, the ingress to or the egress from the Premises and/or any structural element of the Building (such work, “Major Work”), unless Tenant submits to Landlord detailed plans and specifications therefor and Landlord approves such plans and specifications in writing, which approval will be at Landlord’s sole and absolute discretion, except that Landlord agrees not to unreasonably withhold its approval of Major Work if such Major Work is limited to interior alterations to the Premises which do not have any material or adverse effect on structural elements of the Building or on any of the systems or equipment of the Building. Landlord shall approve or disapprove the proposed Major Work within ten (10) Business Days after Landlord receives the detailed plans and specifications therefor and such other information reasonably requested by Landlord. If Landlord disapproves the proposed Major Work, Landlord shall specify the reasons for such disapproval in said notice. Tenant shall reimburse Landlord, within thirty (30) days after demand, for its reasonable third party costs for reviewing any plans for Major Work. (c) Contractors for Major Work. Notwithstanding anything contained in the Lease to the contrary, Landlord reserves the right to require Tenant to use Landlord’s designated engineers and contractors in connection with any Major Work, provided that using such engineers and contractors are reputable third parties that charge market rates for their services. 7.5 (a) Surrender of Alterations. Each addition, improvement and alteration to the Premises (each a “Tenant Improvement”), including the Finish Work, will, upon installation, become the property of Landlord and be deemed to be a part of the Premises unless Landlord, by written notice to Tenant simultaneously with the giving of any approval for such Tenant Improvement, notifies Tenant that such Tenant Improvement must be removed prior to the Termination Date. If the removal of any such Tenant Improvement in accordance with the preceding sentences is required, Tenant shall insure such Tenant Improvement in accordance with Section 14.1(a)(ii), and Tenant shall, prior to the Termination Date, remove such Tenant Improvement and promptly repair any damage to the Premises or the Building caused by the installation or removal of such Tenant Improvement and restore the Premises to substantially the condition existing prior to the installation of such Tenant Improvement; all such work shall be done prior to the Termination Date and in accordance with the provisions of this Lease. In addition to and not in limitation of the foregoing, to the extent Tenant proposes to fit out a portion of the Premises with laboratory equipment, Landlord agrees that Tenant shall not be required to remove such laboratory equipment or otherwise restore that portion of the Premises other than performing standard decommissioning and cleaning of the equipment. (b) Removal of Improvements. Tenant may install in, and remove from, the Premises any trade equipment, machinery and personal property belonging to Tenant (such trade equipment, machinery and personal property will not become the property of Landlord), provided that (i) Tenant shall repair all damage caused by such installation or removal; (ii) Tenant shall not install any equipment, machinery or other items on the roof of the Building or make any openings in the roof; and (iii) Tenant shall not install any equipment, machinery or other items on the floor,

15 124054739.9 walls or ceiling of the Premises that exceed the load bearing capacity or compromise the structural integrity of the floor, walls or ceiling of the Premises. ARTICLE 8 USE OF PREMISES 8.1 Permitted Use. Tenant shall not use or permit the use of the Premises for any purpose other than the Permitted Use specified in the Basic Lease Provisions. 8.2 Prohibited Uses. Tenant shall not use or permit the use of the Premises in any manner or for any purpose or do, bring or keep anything, or permit anything to be done, brought or kept in the Premises that (a) violates any Legal Requirement or Insurance Requirement, (b) could overload the electrical or mechanical systems of the Building or exceed the design criteria, the structural integrity, character, appearance or fair market value of the Building, (c) in the reasonable judgment of Landlord, may impair or interfere with the proper and economic heating or air conditioning of the Building; or (d) in the reasonable judgment of Landlord, may interfere with the use or occupancy of any portion of the Building outside of the Premises by Landlord or any other tenant or occupant of the Building. 8.3 Dispensing Food. Except for a small kitchen in the Premises that may include a refrigerator, microwave and other small appliances to serve Tenant and Tenant’s Visitors, Tenant shall not, without the prior written consent of Landlord, permit the dispensing, preparation, or serving of any beverages or food in the Premises. 8.4 Parking. (a) Provided Tenant is not in default of its obligations under this Lease, Tenant will have a nonexclusive irrevocable license (the “License”) during the term of this Lease (i) to park up to sixty-three (63) cars in the parking area of the Property on a non-exclusive and non-reserved basis and (ii) to park five (5) cars in the five (5) reserved parking spaces in the location shown on Schedule G attached hereto. Landlord will not be responsible to Tenant for enforcing the License or for violation of the License by third parties. Any of the following actions by Tenant and/or Tenant’s Visitors will be deemed a material default under this Lease: (i) the use of more parking spaces than the number indicated in the Basic Lease Provisions; (ii) parking in spaces designated for the exclusive use of other parties, (iii) parking outside of marked parking spaces, (iv) the maintenance, repair or cleaning of any vehicle in the parking area, and (v) the violation of any other parking rules and regulations promulgated by Landlord. If the number of parking spaces in the parking area of the Property is reduced by circumstances beyond the reasonable control of Landlord, the number of spaces indicated in the Basic Lease Provisions will be reduced proportionately. (b) Landlord will have no liability for any damage to vehicles on the Property or for any loss of property from within such vehicles, or for any injury suffered by Tenant’s employees or Tenant’s Visitors, except to the extent such loss, damage or injury is caused by Landlord’s gross negligence or willful misconduct. Tenant shall advise its employees, Tenant’s Visitors, and any subtenant’s employees of the requirements of this Section 8.4 and Tenant shall be responsible for compliance by such parties with such requirements. If Tenant or Tenant’s Visitors park illegally or in areas designated for use by others, or in driveways, fire lanes or areas not striped for general parking or otherwise violate any parking rules and regulations promulgated

16 124054739.9 by Landlord, then Landlord may, at Tenant’s sole cost and expense, tow such vehicles away from the Property and/or attach violation notices to such vehicles. Any amount due from Tenant pursuant to this Article will be deemed Additional Rent and Tenant shall pay such amounts to Landlord upon demand. Landlord reserves the right, from time to time, to assign and re-assign to Tenant and other tenants of the Building specific parking spaces, and Tenant agrees to be bound thereby. Nothing contained herein shall be deemed to impose any obligation on Landlord to police the parking area. 8.5 Permits, Licenses and Authorizations. Tenant shall obtain, at its sole cost and expense, all permits, licenses or authorizations of any nature required in connection with the operation of Tenant’s business at the Premises. ARTICLE 9 LANDLORD’S SERVICES 9.1 Landlord’s Services. Provided Tenant is not in default under any of the provisions of this Lease beyond applicable grace periods provided herein, Landlord shall furnish to Tenant the services set forth in this Article 9. Tenant acknowledges that Landlord is required to furnish air cooling, heat, ventilation, building maintenance and other facilities and services (collectively “Building Services”) only during Building Hours. If Tenant desires air cooling, heat and ventilation outside Building Hours (such period referred to herein as “Extra Hours”), Landlord will provide air cooling, heat and ventilation to Tenant during such Extra Hours provided that: (i) Tenant pays to Landlord a special charge (“Extra Hours Charge”), and (ii) Tenant’s request for Extra Hours air cooling, heat and ventilation is received by Landlord prior to 12:00 PM on the day for which such Extra Hours air cooling, heat and ventilation is requested, unless such day is a Saturday, Sunday or Building Holiday, in which case such request must be received prior to 12:00 PM on the last Business Day preceding such Saturday, Sunday or Building Holiday. The Extra Hours Charge will be a standard hourly rate reasonably determined by Landlord from time to time. The initial Extra Hours Charge will be $75.00 per hour per zone and is subject to a minimum four (4) hour billing period. Tenant shall pay the Extra Hours Charge to Landlord within thirty (30) days after receipt of a statement therefor. 9.2 Elevators. Tenant will have the nonexclusive right to use passenger elevators in the Building, if applicable, to obtain access to the Premises at all times, except during reasonable closures for breakdowns, repairs, or maintenance. Landlord will have no liability for any such closures. If the Building has a freight elevator, Tenant may use it only during times approved in advance by Landlord. 9.3 Heating and Air Cooling. Landlord shall furnish heat when and as required by law and air cooling during Building Hours when, in the reasonable judgment of Landlord, it is required for the comfortable occupancy of the Premises. Landlord shall provide ventilation for the Premises during Building Hours. Tenant shall cooperate fully with Landlord and abide by all regulations and requirements that Landlord reasonably prescribes for the proper functioning and protection of its heating, air cooling and ventilation systems. Tenant shall not construct any partitions or other obstructions that interfere with Landlord’s access to Landlord’s mechanical installations, including, but not limited to, air cooling, fans, ventilating and machine rooms and electrical closets, and ceiling and plenum installations. Tenant, its agents, employees and contractors shall not enter any

17 124054739.9 enclosures containing Landlord’s mechanical installations or tamper, adjust, touch or otherwise affect such mechanical installations. Tenant shall keep all windows in the Premises closed when the air cooling system is in operation. 9.4 Water. Landlord shall furnish adequate hot and cold water at standard Building temperatures to the Building for drinking, lavatory and cleaning purposes, the cost of which shall be included in Landlord’s CAM Expenses. 9.5 Common Area Maintenance. Landlord shall furnish electrical lighting, air cooling, heat and ventilation to the Common Areas, the cost of which shall be included in Landlord’s CAM Expenses. In addition, Landlord shall be responsible for janitorial service to, and maintenance, repair and replacements of, the Common Areas, the cost of which shall be included in Landlord’s CAM Expenses, to the extent permitted under this Lease. 9.6 Building Directory; Monument Signs. (a) At Tenant’s request, Landlord shall include Tenant’s name in the main Building directory. Tenant shall promptly reimburse Landlord for the cost of any changes made to such listing at Tenant’s request. If Landlord maintains a computerized directory, Tenant shall be entitled to have its name listed in the computerized directory and, if the directory lists the names of specific employees of other tenants of the Building, Tenant shall be entitled to have specific employees that work within the Premises listed in the directory. Upon request from Tenant, Landlord shall make changes to the listing in the computerized directory pursuant to Landlord’s Building standard procedures. (b) Subject to the terms of this Section 9.6(b), Tenant shall have the right to have its name listed on each of the Monument Signs identified on Schedule H, annexed hereto (the “Monument Signs”). The size, design, color and location of Tenant’s sign panel on the Monument Signs shall be subject to Landlord’s reasonable approval. As soon as reasonably practicable after Landlord approves Tenant’s sign panel and after Tenant provides Landlord with the applicable sign panels, Landlord shall install Tenant’s sign panel on the Monument Signs. For the avoidance of doubt, Tenant shall have no right to dictate the position of Tenant’s name on the Monument Signs, it being understood that Landlord shall have the right, in its sole discretion, to determine the position and priority of Tenant’s sign panel on the Monument Signs. (c) Subject to Landlord’s reasonable approval, Tenant shall have the right to install Tenant’s sign on the entrance doors to the Premises. 9.7 (a) Office Cleaning. Landlord shall, as part of Landlord’s CAM Expenses, provide the janitorial services described on Schedule C attached hereto (“Janitorial Services”), provided the Premises are kept in reasonable order by Tenant. Janitorial Services will not be provided on Saturdays, Sundays or Building Holidays. Landlord will not be obligated to furnish Janitorial Services during any period in which Tenant is in default of any of its obligations under this Lease. (b) Special Cleaning Services. If Tenant requests special or more frequent cleaning and janitorial services (“Special Cleaning Services”), Landlord may, upon reasonable advance notice by Tenant, elect to furnish such Special Cleaning Services and Tenant shall pay to Landlord, within thirty (30) days of being billed therefor, Landlord’s charge for providing such Special Cleaning Services. Special Cleaning Services include, but are not limited to the following:

18 124054739.9 (i) cleaning of permitted eating facilities (if any), including the removal of garbage therefrom, (ii) cleaning of computer centers, including peripheral areas, (iii) cleaning of special equipment areas, kitchen areas, private toilets and locker rooms, medical centers and large scale duplicating rooms (if any), (iv) cleaning of areas of special security, such as storage units, (v) consumable supplies for private toilet rooms, (vi) cleaning of light fixtures, (vii) cleaning or shampooing of carpeting and the cleaning, waxing, refinishing and buffing of non-carpeted areas, (viii) stain removal, (ix) painting, (x) removal of any refuse in excess of the amount ordinarily accumulated in routine office occupancy, as determined by Landlord. (c) Performance of Janitorial Services. Tenant shall grant Landlord’s cleaning personnel and contractors access to the Premises from and after 5:30 PM on weekdays and at any time on Saturdays, Sundays and Building Holidays for the purpose of performing the Janitorial Services. Tenant shall not hinder the performance of the Janitorial Services and, if Tenant does hinder the performance of the Janitorial Services, Landlord will have no liability to Tenant on account thereof. Tenant shall supply adequate waste receptacles, cabinets and bookcases to prevent unreasonable hardship to Landlord in discharging its obligations regarding Janitorial Services. If any Legal Requirement requires trash to be separated into different components before carting (e.g., office paper, computer paper, newspaper, cans and bottles), Tenant shall comply with such requirements and shall supply adequate receptacles for each such component at Tenant’s sole expense. 9.8 Telecommunications. Subject to the Rules and Regulations of Landlord and any applicable telecommunications provider, Tenant will have access to the existing telecommunications system in the Building, if any. Tenant hereby acknowledges that the telecommunications system has been installed and is operated by a third-party provider, not Landlord. Landlord makes no representations or warranties with respect to the telecommunications system. Tenant acknowledges that telecommunications service may be suspended or reduced by reason of repairs, alterations, improvements, accidents, or other causes beyond the reasonable control of Landlord. Any such interruption or suspension of services will not be deemed an eviction or disturbance of Tenant’s use and possession of the Premises, nor render Landlord liable to Tenant for damages by abatement of rent or otherwise, nor relieve Tenant of any of its obligations under this Lease, except as may be set forth in Section 9.9 below. Tenant shall contract directly with the company providing telecommunications services to the Premises. Tenant shall pay all charges for telecommunications services before any interest or penalties are added thereto and shall furnish to Landlord, upon request, satisfactory proof of payment. 9.9 Interruption of Services. Landlord reserves the right to suspend the Building Services on account of fire, storm, explosion, strike, lockout, labor dispute, casualty or accident, acts of God, riot, war, terrorism, interference by civil or military authorities, or any other cause beyond Landlord’s control or for emergency, inspection, cleaning, repairs, replacement, alterations or improvements that Landlord reasonably deems desirable or necessary. Landlord shall use reasonable efforts to restore any Building Services suspended pursuant to this Section 9.9 as promptly as possible under the circumstances. Landlord will not be liable to Tenant for any costs, expenses or damages incurred by Tenant as a result of any failure to furnish any Building Services and such failure will not (i) be construed as a constructive eviction or eviction of Tenant, (ii) excuse Tenant from the performance of any of its obligations hereunder, or (iii) entitle Tenant to any abatement or offset against Basic Rent or Additional Rent. In addition, no deduction from Basic

19 124054739.9 Rent or Additional Rent will be permitted on account of any Building Services used by Tenant. Notwithstanding anything to the contrary contained in this Lease, if, as a result of the negligent acts or willful misconduct or other intentional acts of Landlord or Landlord’s employees, contractors, or agents, (i) there is a cessation or interruption in the supply of electricity to the Premises or any other utility service to the Premises which Landlord is obligated to provide to the Premises pursuant to this Article 9 and (ii) as a result of the cessation or interruption Tenant is unable to use, and actually ceases using, all or any material part of the Premises for the conduct of its business for five (5) or more consecutive Business Days after Tenant gives Landlord notice of the cessation or interruption, then the Basic Rent and Additional Rent shall be equitably abated during the period from the sixth (6th) consecutive Business Day to the earlier to occur of (x) the date on which such cessation or interruption ceases or (y) the date on which Tenant resumes using the Premises or the affected portion of the Premises for the conduct of business. 9.10 Energy Conservation. Landlord and Tenant shall comply with all mandatory and voluntary energy conservation controls and requirements imposed or instituted by the federal, state or local governments and applicable to office buildings, or as may be required to operate the Building as an office building comparable to equivalent facilities in the county in which the Property is located. These controls and requirements may include, without being limited to, controls on the permitted range of temperature settings in office buildings and curtailment of the volume of energy consumed or the hours of operation of the Building. Any terms or conditions of this Lease that conflict with such controls and requirements will be suspended for the duration of such controls and requirements. Compliance with such controls and requirements will not be considered an eviction, actual or constructive, of Tenant from the Premises and will not entitle Tenant to terminate this Lease or to an abatement of any Basic Rent or Additional Rent. 9.11 Card Key Access. Landlord will provide access to the Building for Tenant and its employees at the Premises through a card key access system (or an alternative but comparable method). Tenant shall comply, and cause its employees to comply, with the reasonable rules and regulations established by Landlord from time to time with respect to Building access and the access system. Subject to Article 7 hereof and any other applicable terms of this Lease relating to alterations, Tenant shall have the right to install, at Tenant’s expense, its own security and access system within the Premises. 9.12 Amenities. (a) During the Term Landlord shall provide an exercise and fitness facility in the Building for common use by tenants and occupants of the Building (the “Fitness Facility”). Tenant and its employees working in the Premises may utilize the Fitness Facility, at no additional charge, for its intended purpose on a non-exclusive basis in common with others whom Landlord permits to use such facilities and in accordance with Landlord’s rules and regulations. The hours of operation of Fitness Facility shall be determined by Landlord, but no less than the Building Hours, subject to closure for cleaning, maintenance, repairs, alterations and such other reasonable reasons as determined by Landlord. Tenant shall comply with any reasonable rules and regulations established by Landlord in connection with the Fitness Facility. The rules and regulations may include a requirement that the users of the Fitness Facility sign a waiver and release of liability in Landlord’s Building standard form. Landlord reserves the right, at any time, to relocate the Fitness Facility to another location in the Building, to alter the Fitness Facility or the facilities therein.

20 124054739.9 (b) During the Term Landlord shall provide a conference room in the Building for use by tenants and occupants of the Building (the “Conference Room”). Tenant may reserve the use of the Conference Room, at no charge to Tenant, for its employees from time to time in accordance with and subject to reasonable rules and regulations established by Landlord. Landlord shall establish reasonable procedures for the reservation by tenants of the Conference Room. The hours of operation of the Conference Room shall be determined by Landlord, but no less than the Building Hours. Tenant shall comply with any reasonable rules and regulations established by Landlord in connection with the Conference Room. Landlord reserves the right, at any time, to relocate the Conference Room to another location in the Building, or to alter the Conference Room or the facilities therein. ARTICLE 10 COMPLIANCE WITH REQUIREMENTS 10.1 Compliance. Tenant shall (i) comply with all Legal Requirements and Insurance Requirements applicable to the Premises or Tenant’s use thereof, and (ii) maintain and comply with all permits, licenses and other authorizations required by any governmental authority for Tenant’s use of the Premises and for the proper operation, maintenance and repair of the Premises. Landlord shall, at no cost to Landlord, join in any application for any permit or authorization with respect to Legal Requirements if such joinder is necessary. If any structural repairs or replacements are required in order for Tenant to comply with its obligations under this Section 10.1, Landlord shall perform such repairs or replacements and Tenant shall, upon demand, reimburse Landlord for the actual, reasonable and documented costs and expenses incurred by Landlord in connection with such repairs or replacements. Notwithstanding anything to the contrary contained herein, Tenant shall not be obligated to make any alteration or improvement to the Premises which is required by Legal Requirements (a) which is Landlord’s obligation pursuant to Section 10.2 below, or (b) unless the requirement arises out of or in connection with any addition, improvement or alteration made by or on behalf of Tenant (which, for the avoidance of doubt, shall include the Finish Work) or out of or in connection with Tenant’s or Tenant’s Visitors’ acts or particular use or manner of use of the Premises or Property (as opposed to office use generally). 10.2 Landlord's Compliance. Except for compliance which is Tenant’s responsibility pursuant to this Lease (including, without limitation, under this Article 10, Article 11 and Article 7), Landlord shall comply with all Legal Requirements with respect to the Common Areas and the Building (excluding only those portions of the Building for which tenants are responsible for compliance with Legal Requirements pursuant to their leases), including, without limitation, the ADA. If Tenant becomes aware of any Legal Requirement which it believes Landlord is obligated to comply with, Tenant shall promptly give Landlord notice thereof. The costs and expenses incurred by Landlord to comply with this Section 10.2 shall be included in Operating Expenses except to the extent such costs and expenses are expressly excluded from the definition of Operating Expenses. 10.3 Increases in Insurance Premiums. Tenant shall not do, or permit to be done, anything in or to the Premises, or keep anything in the Premises that increases the cost of any insurance maintained by Landlord. Tenant shall, upon demand, pay to Landlord any such increase

21 124054739.9 in insurance premiums and any other costs incurred by Landlord as a result of the negligence or willful misconduct of Tenant or Tenant’s Visitors. ARTICLE 11 COMPLIANCE WITH ENVIRONMENTAL LAWS 11.1 Environmental Laws. Tenant shall comply, at its sole cost and expense, with all Environmental Laws in connection with Tenant’s use and occupancy of the Premises; provided, however, that the provisions of this Article 11 will not obligate Tenant to comply with the Environmental Laws if such compliance is required solely as a result of the occurrence of a release, spill, discharge or other event before the Commencement Date, or if such release, spill, discharge or other event was not caused by the act, negligence or omission of Tenant or Tenant’s Visitors. Landlord represents and warrants that, as of the date of this Lease, it has no Actual Knowledge of the presence of any “hazardous substances” or “hazardous wastes” (as such terms are defined in ISRA) on, in or under the Property in amounts exceeding legally established maximum thresholds, except as may be disclosed in the Environmental Report. 11.2 Copies of Environmental Documents. Tenant shall deliver promptly to Landlord a true and complete copy of any correspondence, notice, report, sampling, test, finding, declaration, submission, order, complaint, citation or any other instrument, document, agreement and/or information submitted to, or received from, any governmental entity, department or agency in connection with any Environmental Law relating to or affecting the Premises. 11.3 Hazardous Substances and Hazardous Wastes. Tenant shall not cause or permit any “hazardous substance” or “hazardous waste” (as such terms are defined in the ISRA) to be kept in the Premises, except for de minimus quantities of cleaning supplies, medicines and other materials used by Tenant in the ordinary course of its business and in accordance with all Legal Requirements. Except in connection with the Permitted Use and in accordance with all applicable Environmental Laws, Tenant shall not engage in, or permit any other person or entity to engage in, any activity, operation or business in the Premises that involves the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of hazardous substances or hazardous wastes. 11.4 (a) Discharge. If a release, spill or discharge of a hazardous substance or a hazardous waste occurs on or from the Property and/or Premises, Tenant shall give Landlord immediate oral and written notice of such release, spill and/or discharge, setting forth in reasonable detail all relevant facts, including, without limitation, a copy of (i) any notice of a violation, or a potential or alleged violation, of any Environmental Law received by Tenant or any subtenant or other occupant of the Premises; (ii) any inquiry, investigation, enforcement, cleanup, removal, or other action instituted or threatened against Tenant or any subtenant or other occupant of the Premises; (iii) any claim instituted or threatened against Tenant or any subtenant or other occupant of the Premises; and (iv) any notice of the restriction, suspension, or loss of any environmental operating permit by Tenant or any subtenant or other occupant of the Premises. If a release, spill or discharge arises out of or relates to Tenant’s use and occupancy of the Premises, or if a release, spill or discharge is caused by the act, negligence or omission of Tenant or Tenant’s Visitors, then Tenant shall pay all costs and expenses relating to compliance with applicable Environmental

22 124054739.9 Laws (including, without limitation, the costs and expenses of site investigations and the removal and remediation of such hazardous substance or hazardous waste). (b) Landlord’s Cleanup Rights. Without relieving Tenant of its obligations under this Lease and without waiving any default by Tenant under this Lease, Landlord will have the right, but not the obligation, to take such action as Landlord deems necessary or advisable to investigate or remove any hazardous substance or hazardous waste, or to investigate, cleanup, resolve or minimize the impact of or otherwise deal with any release, spill or discharge of any hazardous substance or hazardous waste on or from the Property. If the need for such investigation or removal of any hazardous substance or hazardous waste, or for the investigation or cleanup of a release, spill or discharge arises out of or relates to Tenant’s use and occupancy of the Premises, or if the need for investigation or removal of such hazardous substance or hazardous waste, or for investigation or cleanup of any release, spill or discharge is caused by the act, negligence or omission of Tenant or Tenant’s Visitors, then Tenant shall, on demand, pay to Landlord all costs and expenses incurred by Landlord in connection with any action taken in connection therewith by Landlord. 11.5 (a) ISRA. If Tenant’s operations at the Premises now or hereafter qualify the Premises as an “Industrial Establishment” (as defined under ISRA) or are subject to the provisions of any other Environmental Law, then Tenant agrees to comply, at its sole cost and expense, with all requirements of ISRA and/or any other applicable Environmental Law to the satisfaction of Landlord and the governmental entity, department or agency having jurisdiction over such matters (including, but not limited to, performing site investigations and performing any removal and remediation required in connection therewith) in connection with (i) the occurrence of the Termination Date, (ii) any termination of this Lease prior to the Termination Date, (iii) any closure, transfer or consolidation of Tenant’s operations at the Premises, (iv) any change in the ownership or control of Tenant, (v) any permitted assignment of this Lease or permitted sublease of all or part of the Premises or (vi) any other action by Tenant which triggers ISRA or any other Environmental Law. (b) Compliance with ISRA. Tenant further agrees to implement and execute all of the provisions of this section in a timely manner so as to coincide with the termination of this Lease or to coincide with the vacating of the Premises by Tenant at any time during the term of this Lease. In connection with subsection (a) above, if, with respect to ISRA, Tenant fails to obtain an unconditional final remediation document (as defined in ISRA) from the New Jersey Department of Environmental Protection (“NJDEP”) or a New Jersey Licensed Site Remediation Professional (as defined in ISRA), as the case may be, and evidence reasonably satisfactory to Landlord that all conditions to the effectiveness of such final remediation document have been fully satisfied (including, for example, evidence that the document has been executed and delivered by all parties and, if applicable, filed with NJDEP); or if Tenant fails to otherwise comply with the provisions of ISRA prior to the Termination Date; or if, with respect to any other Environmental Law, Tenant fails to fully comply with the applicable provisions of such other Environmental Law prior to the Termination Date, then in any of the foregoing cases, Tenant will be deemed to be a holdover tenant and shall pay rent at the rate set forth in Section 24.3 and shall continue to diligently pursue compliance with ISRA and/or such other Environmental Law. Upon Tenant’s full compliance with the provisions of ISRA or of such other Environmental Law, Tenant shall deliver possession of the Premises to Landlord in accordance with the provisions of this Lease and

23 124054739.9 such holdover rent shall be adjusted as of said date. Without limiting Tenant’s obligations hereunder, if NJDEP commences an audit with respect to, or otherwise challenges or disapproves, any final remediation document, then Tenant shall take all actions required by NJDEP and Landlord to comply with the provisions of ISRA in connection therewith. 11.6 (a) Landlord’s ISRA Compliance. In connection with (i) any sale or other disposition of all or part of Landlord’s interest in the Property, (ii) any change in the ownership or control of Landlord, (iii) any foreclosure or (iv) any other action by Landlord which triggers ISRA or any other Environmental Law, Landlord shall comply, at its sole cost and expense (without reimbursement as Landlord’s CAM Expenses), with all requirements of ISRA and such other applicable Environmental Law; provided, however, that if any site investigation is required as a result of Tenant’s use and occupancy of the Premises or a release, spill or discharge of a hazardous substance or hazardous waste caused by the act, negligence or omission of Tenant or Tenant’s Visitors, then Tenant shall pay all costs associated with such site investigation and, if any removal and remediation is required as a result of the presence of a hazardous substance or hazardous waste, or any release, spill or discharge of a hazardous substance or hazardous waste caused by the act, negligence or omission of Tenant or Tenant’s Visitors, then Tenant shall, upon demand by Landlord, pay all costs associated with such removal and remediation. (b) Tenant’s Cooperation. If, in order to comply with any Environmental Law, Landlord requires any affidavits, certifications or other information from Tenant, Tenant shall, at no charge to Landlord, deliver the same to Landlord within ten (10) Business Days of Landlord’s request therefor. 11.7 Notices. If Landlord has given to Tenant the name and address of any holder of an Underlying Encumbrance, Tenant agrees to send to said holder a photocopy of those items given to Landlord pursuant to the provisions of Section 11.2. 11.8 Survival. Each Party’s obligations under this Article 11 shall survive the expiration or earlier termination of this Lease. 11.9 North American Industry Classification System. Tenant hereby represents and warrants to Landlord that Tenant’s operations at the Premises will at all times have the following North American Industry Classification System (“NAICS”) code: 325412. ARTICLE 12 DISCHARGE OF LIENS Within fifteen (15) days after receipt of notice thereof, Tenant shall discharge any Lien on the Property, the Basic Rent, Additional Rent or any other sums payable under this Lease caused by or arising out of Tenant’s acts or Tenant’s failure to perform any obligation under this Lease. ARTICLE 13 PERMITTED CONTESTS Tenant may, by appropriate proceedings, contest the amount, validity or application of any Legal Requirement which Tenant is obligated to comply with or any Lien which Tenant is obligated to discharge, provided that (a) such proceedings suspend the collection thereof, (b) no

24 124054739.9 part of the Premises, Basic Rent or Additional Rent or any other sum payable hereunder is subject to loss, sale or forfeiture during such proceedings, (c) Landlord is not subject to any civil or criminal liability for failure to pay or perform, as the case may be, (d) Tenant furnishes such security as may be required in the proceedings, (e) such proceedings do not affect the payment of Basic Rent, Additional Rent or any other sum payable to Landlord hereunder or prevent Tenant from using the Premises for its intended purposes, and (f) Tenant notifies Landlord of such proceedings not less than ten (10) days prior to the commencement thereof and describes such proceedings in reasonable detail. Tenant shall conduct all such contests in good faith and with due diligence and shall, promptly after the determination of such contest, pay all amounts required to be paid by Tenant. ARTICLE 14 INSURANCE; INDEMNIFICATION 14.1 (a) Tenant’s Insurance. Tenant shall obtain, and shall keep in full force and effect, the following insurance, with insurers that are authorized to do business in the State of New Jersey and are rated at least A (Class X) in Best’s Key Rating Guide: (i) Commercial general liability insurance, which shall include premises liability, contractual liability covering Tenant's indemnity obligations under this Lease (to the extent covered as an Insured Contract in a standard ISO GCL Policy), fire legal liability, personal & advertising injury and products/completed operations coverage. The policy shall insure against claims for bodily injury, personal injury, death or property damage occurring on, in or about the Premises with limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate. If the policy covers other locations owned or leased by Tenant, then such policy must include an aggregate limit per location endorsement. (ii) Special form ("all risk") property insurance, insuring all equipment, trade fixtures, inventory, fixtures and personal property and any alterations, additions and improvements installed by Tenant, located on or in the Premises with an agreed endorsement amount equal to the full replacement value of such property. (iii) Workers’ compensation insurance as required by applicable laws of the State in which the Premises is located, including employers’ liability insurance with limits of not less than: (x) $100,000.00 per accident; (y) $500,000.00 disease, policy limit; and (z) $100,000.00 disease, each employee. (iv) Business interruption insurance with limits of not less than the amount necessary to cover continuing expenses including rents and extra expenses for at least one (1) year. (v) Excess or umbrella liability insurance with limits of not less than $5,000,000.00 per occurrence and in the aggregate providing coverage excess and follow-form of the primary general and employer’s liability insurances required hereto. (vi) Such other insurance as Landlord deems necessary and prudent or as may be required by any Lender or Master Landlord.

25 124054739.9 (vii) In addition to the above aforementioned insurances, and during any such time as any alterations or work is being performed at the Premises (except that work being performed by Landlord or on behalf of Landlord), Tenant, at its sole cost and expense, shall carry, or shall cause to be carried and shall deliver to Landlord at least ten (10) days prior to commencement of any such alteration or work, evidence of insurance with respect to (a) workers’ compensation insurance covering all persons employed in connection with the proposed alteration or work in statutory limits, (b) general/excess liability insurance, in an amount commensurate with the work to be performed but not less than $2,000,000.00 per occurrence and in the aggregate, for ongoing and completed operations insuring against bodily injury and property damage and naming all additional insured parties as outlined below and required of Tenant and shall include a waiver of subrogation in favor of such parties, (c) builders’ risk insurance, to the extent such alterations or work may require, on a completed value form including permission to occupy, covering all physical loss or damages, in an amount and kind reasonably satisfactory to Landlord, and (d) such other insurance, in such amounts as Landlord deems reasonably necessary to protect Landlord’s interest in the Premises from any act or omission of Tenant’s contractors or subcontractors. (b) Policy Requirements. The policies of insurance required to be maintained by Tenant pursuant to this Section 14.1 must be reasonably satisfactory to Landlord and must be written as primary policy coverage and not contributing with, or in excess of, any coverage carried by Landlord. All policies must name Tenant as the named insured party and, except for worker's compensation and property insurance, all policies shall name as additional insureds for on-going and completed operations (i) Landlord, (ii) GreenBarn Investment Group, (iii) the holder(s) of any mortgage(s) encumbering the Premises, and all of their respective affiliates, members, officers, employees, agents and representatives, managing agents and premises owners, and (iv) other designees of Landlord and its successors as the interest of such designees shall appear. In addition, Tenant agrees and shall provide thirty (30) days’ prior written notice of suspension, cancellation, termination, or non-renewal of coverage to Landlord. All policies must include a contractual liability endorsement evidencing coverage of Tenant’s obligation to indemnify Landlord pursuant to Section 14.3 hereof. Tenant shall not self-insure for any insurance coverage required to be carried by Tenant under this Lease. The deductible for any insurance policy required hereunder must not exceed $10,000.00. Tenant shall have the right to provide the insurance coverage required under this Lease through a blanket policy, provided such blanket policy expressly affords coverage to the Premises and to Landlord as required by this Lease. (c) Certificates of Insurance. Prior to the Commencement Date, Tenant shall deliver to Landlord certificates of insurance evidencing all insurance Tenant is obligated to carry under this Lease, together with a copy of the endorsement(s), specifically, including, but not limited to, Waiver of Rights to Recover From Others, Additional Insureds (on-going and completed operations) and Contractual Liability endorsements. Within ten (10) days prior to the expiration of any such insurance, Tenant shall deliver to Landlord original or duplicate policies or certificates of insurance evidencing the renewal of such insurance. Tenant’s certificates of insurance must be on: (i) Acord Form 27 with respect to property insurance; and (ii) Acord Form 25-S with respect to liability insurance or, in each case, on successor forms approved by Landlord, and in any event state as the certificate holder: Compliance Services Corporation, on behalf of GreenBarn Investment Group, P.O. Box 2750, Montgomery Village, MD 20886, or any alternative certificate holder as Landlord directs from time to time.

26 124054739.9 (d) No Separate Insurance. Tenant shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by Section 14.1(a) unless Landlord and Tenant are named as insureds therein. (e) Tenant’s Failure to Maintain Insurance. If Tenant fails to maintain the insurance required by this Lease, Landlord may, but shall not be obligated to, obtain, and pay the premiums for, such insurance. Upon demand, Tenant shall pay to Landlord all amounts paid by Landlord pursuant to this Section 14.1(e). 14.2 Waivers and Waiver of Subrogation. Landlord and Tenant agree to have all property insurance policies which are required to be carried by either of them hereunder endorsed to provide that the insurer waives all rights of subrogation which such insurer might have against the other party and Landlord’s mortgagee, if any. By this clause, the parties intend and hereby agree that the risk of loss or damage to property shall be borne by the parties’ insurance carriers. It is hereby agreed that Landlord and Tenant shall look solely to, and seek recovery from, only their respective insurance carriers in the event a loss is sustained for which property insurance is carried or is required to be carried under this Lease. Without limiting any release or waiver of liability or recovery contained in any other Section of this Lease but rather in confirmation and furtherance thereof, Landlord waives all claims for recovery from Tenant, and Tenant waives all claims for recovery from Landlord, and their respective agents, partners and employees, for any loss or damage to any of its property insured under the insurance policies required hereunder. The provisions of this Section 14.2 will survive the expiration or earlier termination of this Lease. 14.3 Indemnification. (a) Tenant hereby indemnifies, and shall pay, protect and hold harmless Landlord from and against all liabilities, losses, claims, demands, costs, expenses (including attorneys’ fees and expenses) and judgments of any nature, (except to the extent Landlord is compensated by insurance maintained by Landlord or Tenant hereunder and except for such of the foregoing as arise from the gross negligence or willful misconduct of Landlord, its agents, servants or employees), arising from or in connection with (i) any injury to, or the death of, any person or loss or damage to property on or about the Premises during the Term, (ii) any violation of any Legal Requirement or Insurance Requirement by Tenant or Tenant’s Visitors, (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises by or on behalf of Tenant, (iv) Tenant’s occupancy of the Premises, (including, but not limited to, statutory liability and liability under workers’ compensation laws), (v) any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, and (vi) the negligence or willful misconduct of Tenant or Tenant’s Visitors. Tenant shall, at its sole cost and expense, defend any action, suit or proceeding brought against Landlord by reason of any such occurrence with independent counsel selected by Tenant and reasonably acceptable to Landlord. The obligations of Tenant under this Section 14.3(a) will survive the expiration or earlier termination of this Lease. (b) Landlord hereby indemnifies, and shall pay, protect and hold Tenant harmless from and against all liabilities, losses, claims, demands, costs, expenses (including attorneys’ fees and expenses) and judgments of any nature, (except to the extent Tenant is compensated by insurance and except for such of the foregoing as arise from the negligence or willful misconduct of Tenant or any Tenant’s Visitors), arising from or in connection with (i) any breach or default by Landlord under the terms of this Lease and (ii) any negligent act or omission

27 124054739.9 of Landlord or its agents, employees or contractors. Landlord shall, at its sole cost and expense, defend any action, suit or proceeding brought against Tenant by reason of any such occurrence included in the foregoing indemnity with independent counsel selected by Landlord and reasonably acceptable to Tenant, it being agreed that Landlord’s insurance carrier’s counsel shall be deemed to be acceptable to Tenant. The obligations of Landlord under this Section 14.3(b) will survive the expiration or earlier termination of this Lease. 14.4 Landlord’s Insurance. Landlord shall, at all times during the Term, procure and continue in force (i) commercial general liability insurance covering the Common Areas and Landlord’s indemnity obligations (to the extent normally available in a commercial general liability policy) set forth herein at limits no less than those required by Landlord’s mortgagee, and (ii) Special Form “All Risk” property insurance covering the full replacement cost of the Building with no coinsurance limitation and including all coverages and perils as required by Landlord’s mortgagee.] . 14.5 No Claims. Tenant shall not make any claim against Landlord for (a) any damage to, or loss of, any property of Tenant or any other person, (b) business interruption or consequential damages, or (c) any acts or omissions of any other tenants in the Building or on the Property. Tenant hereby waives all of claims against Landlord with respect to the foregoing. The provisions of this Section 14.5 will survive the expiration or earlier termination of this Lease. ARTICLE 15 ESTOPPEL CERTIFICATES 15.1 Estoppel Certificates. Upon not less than ten (10) Business Days’ prior notice by Landlord, Tenant shall execute and deliver to Landlord a statement certifying (i) the Commencement Date, (ii) the Termination Date, (iii) the dates of any amendments or modifications to this Lease, (iv) that this Lease was properly executed and is in full force and effect without amendment or modification, or, alternatively, that this Lease and all amendments and modifications have been properly executed and are in full force and effect, (v) the current annual Basic Rent, the current monthly installments of Basic Rent and the date on which Tenant’s obligation to pay Basic Rent commenced, (vi) the current monthly installment of Additional Rent for Taxes and Landlord’s Operating Expenses, (vii) the date to which Basic Rent and Additional Rent have been paid, (viii) the amount of the security deposit, if any, (ix) if applicable, that all work to be done to the Premises by Landlord has been completed in accordance with this Lease and has been accepted by Tenant, except as specifically provided in the estoppel certificate, (x) that no installment of Basic Rent or Additional Rent has been paid more than thirty (30) days in advance, (xi) that Tenant is not in arrears in the payment of any Basic Rent or Additional Rent, (xii) that, to the best of Tenant’s actual knowledge, neither party to this Lease is in default in the keeping, observance or performance of any covenant, agreement, provision or condition contained in this Lease and no event has occurred which, with the giving of notice or the passage of time, or both, would result in a default by either party, except as specifically provided in the estoppel certificate, (xiii) that, to the best of Tenant’s actual knowledge, Tenant has no existing defenses, offsets, liens, claims or credits against the Basic Rent or Additional Rent or against enforcement of this Lease by Landlord, except as specifically provided in the estoppel certificate, (xiv) that Tenant has not been granted any options or rights of first refusal to extend the Term, to lease additional space, to terminate this Lease before the Termination Date or to purchase the Premises, except as specifically provided in this Lease, (xv)

28 124054739.9 that Tenant has not received any notice of violation of any Legal Requirement or Insurance Requirement relating to the Building or the Premises, except as specifically provided in the estoppel certificate, (xvi) that Tenant has not assigned this Lease or sublet all or any portion of the Premises, except as specifically provided in the estoppel certificate, (xvii) that no “hazardous substances” or “hazardous wastes” have been generated, manufactured, refined, transported, treated, stored, handled, disposed or spilled on or about the Premises, and (xviii) such other matters as reasonably requested by Landlord. Tenant hereby acknowledges and agrees that such statement may be relied upon by any mortgagee, or any prospective purchaser, tenant, subtenant, mortgagee or assignee of any mortgage, of the Property or any part thereof. 15.2 Failure to Execute Estoppel Certificate. If Tenant fails or otherwise refuses to execute an estoppel certificate in accordance with Section 15.1, then Landlord shall have the right to deliver to Tenant a second notice in accordance with the terms of this Lease stating, in bold font, that Tenant has failed to timely deliver the estoppel certificate pursuant to Section 15.1, together with a fully completed estoppel certificate. If Tenant fails to deliver to Landlord an executed estoppel certificate satisfying the criteria set forth in Section 15.1 within five (5) Business Days after the delivery of such second notice, then Tenant shall be deemed to be estopped from raising any claims which are contrary to the statements set forth in the estoppel certificate delivered by Landlord. ARTICLE 16 ASSIGNMENT AND SUBLETTING 16.1 Prohibition. Except as otherwise expressly provided in this Article 16, Tenant shall not sell, assign, transfer, hypothecate, mortgage, encumber, grant concessions or licenses, sublet, or otherwise dispose of any interest in this Lease or the Premises, by operation of law or otherwise, without Landlord’s prior written consent, which consent for any sublease or assignment in accordance with this Lease shall not be unreasonably withheld, conditioned or delayed. Any consent granted by Landlord in any instance will not be construed to constitute a consent with respect to any other instance or request. If the Premises or any part thereof are sublet, used, or occupied by anyone other than Tenant, or if this Lease is assigned by Tenant, Landlord will have the right to collect rent from the assignee, subtenant, user or occupant, but no such assignment, subletting, use, occupancy or collection will be deemed (i) a waiver of any of Landlord’s rights or Tenant’s obligations under this Article 16, (ii) the acceptance of such assignee, subtenant, user or occupant as tenant, or (iii) a release of Tenant from the performance of any its obligations under this Lease. 16.2 Tenant’s Notice. If Tenant desires to sublet the Premises or assign this Lease, Tenant shall submit to Landlord a written notice (“Tenant’s Notice”) setting forth in reasonable detail: (a) the name and address of the proposed subtenant or assignee; (b) the terms and conditions of the proposed subletting or assignment (including the proposed commencement date of the sublease or the effective date of the assignment, which must be at least thirty (30) days after Tenant’s Notice is delivered to Landlord);

29 124054739.9 (c) the nature and character of the business of the proposed subtenant or assignee; (d) banking, financial, and other credit information relating to the proposed subtenant or assignee in reasonably sufficient detail to enable Landlord to determine the proposed subtenant’s or assignee’s financial responsibility; and (e) in the case of a subletting, complete plans and specifications for any work to be done in the Premises to be sublet. 16.3 Landlord’s Response. Within thirty (30) days after Landlord’s receipt of Tenant’s Notice, Landlord shall notify Tenant whether Landlord (i) consents to the proposed sublet or assignment, or (ii) does not consent to the proposed sublet or assignment. Without limiting other reasons for which Landlord may withhold its consent, Landlord will have the right to withhold its consent to the proposed sublease or assignment if (1) the proposed assignee’s or subtenant’s financial condition is not, in the reasonable judgment of Landlord, comparable to that of Tenant on the date this Lease was executed, (2) the proposed sublease or assignment would be to an existing tenant, subtenant or other occupant of the Building (or to any subsidiary or affiliate of the foregoing), (3) the proposed sublease or assignment would be to any prospective tenant (or to a subsidiary or affiliate thereof) with whom Landlord has negotiated for the leasing of space in the Building during the six (6) month period prior to Landlord’s receipt of Tenant’s Notice, (4) the business of the proposed subtenant or assignee is not compatible with the type of occupancy of the Building, or such business will create increased use of the facilities of the Building, (5) the business of the proposed subtenant or assignee, as determined by its North American Industry Classification System code, would make it subject to the provisions of ISRA, or (6) the proposed sublease or assignment might adversely affect the quality or marketability of either the rentable area or the Building. 16.4 Requirements. In addition to the foregoing requirements, (a) no assignment or sublease will be permitted if, at the effective date of such assignment or sublease, Tenant is in default under this Lease beyond any applicable notice and cure periods; (b) no assignment or sublease will be permitted unless Tenant agrees, at the time of the proposed assignment or sublease and in Tenant’s Notice, to pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of all Net Rental Proceeds; (c) Tenant shall not advertise in any publication, flyer or electronic communication any sublease or assignment at a rate that is below the then market rate being charged by Landlord for space of like availability and quantity; and (d) Tenant shall pay Landlord within thirty (30) days after demand, as Additional Rent, all reasonable costs and expenses incurred or paid by Landlord in connection with any proposed assignment or subletting, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or sublessee and any reasonable legal fees and expenses incurred in connection with the review of the proposed assignment or sublease and all of the documents and other information related thereto (which costs and expenses

30 124054739.9 Tenant covenants and agrees to pay regardless of whether Landlord consents to the proposed assignment or sublease). Landlord’s costs and expenses under this Section 16.4(d) shall not exceed five thousand dollars ($5,000) except that there shall be no cap on the costs and expenses associated with the review and/or negotiation of amendments or modifications to this Lease in connection with the proposed assignment or sublease. 16.5 Intentionally Omitted. 16.6 Sublease Requirements. In addition to the foregoing requirements, each sublease must contain the following provisions: (a) The sublease must be subject and subordinate to all of the terms and conditions of this Lease. (b) At Landlord’s option, if this Lease terminates prior to the expiration of the sublease, the subtenant must make full and complete attornment to Landlord for the balance of the term of the sublease. Such attornment must be evidenced by an agreement in form and substance satisfactory to Landlord executed and delivered by subtenant within five (5) days after Landlord’s request therefor. (c) The term of the sublease must not extend beyond a date which is one day prior to the Termination Date. (d) The subtenant will not be permitted to further sublet all or any portion of the subleased space or to assign its sublease without Landlord’s prior written consent. (e) The subtenant must waive the provisions of any law that gives the subtenant any right to terminate the sublease or to surrender possession of the subleased if Landlord brings any proceedings to terminate this Lease. 16.7 Permitted Transfers. Notwithstanding anything to the contrary contained in this Article 16, any sublease or assignment to a Tenant Affiliate or Tenant Successor will not require Landlord’s consent and will not be subject to Sections 16.1 (first sentence only), 16.2(d), 16.3, 16.4(b) and (d), 16.5, 16.8, 16.12, 16.16 and 16.17, but all other provisions of this Article 16 will apply to such sublease or assignment. Tenant shall furnish Landlord with a copy of such sublease or assignment within five (5) days after execution thereof. “Tenant Affiliate” means any corporation or other entity controlled by, under common control with or which controls the original Tenant named in this Lease or in which original Tenant named in this Lease, directly or indirectly, has a fifty percent (50%) or greater voting or ownership interest. “Tenant Successor” means mean (a) a corporation or other business entity which is the surviving entity resulting from a merger or consolidation with, or other reorganization of, Tenant, its successors or assigns, completed in accordance with applicable statutory provisions for the merger, consolidation or reorganization, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, or reorganization the liabilities of the corporations or other business entities participating in such merger, consolidation or reorganization are assumed by the corporation or other business entity surviving such merger, consolidation or reorganization, or (b) a corporation or other business entity acquiring all or substantially all of the assets of Tenant, including the leasehold estate created by this Lease, and assuming the obligations of Tenant under this Lease, or

31 124054739.9 (c) a corporation or other business entity acquiring all or substantially all of the outstanding stock or other ownership interest of Tenant; provided that such merger, consolidation, reorganization or acquisition, whichever the case may be, is not principally for the purpose of transferring the leasehold estate created hereby; and provided further that immediately after giving effect to any such merger, consolidation, reorganization or acquisition, whichever the case may be, the corporation or other business entity surviving such merger or created by such consolidation or reorganization, or acquiring such assets or such stock, as the case may be, shall have a net worth (excluding any amounts attributable to good will) which is equal to or greater than the net worth of Tenant immediately preceding the merger, consolidation, reorganization or acquisition. Tenant shall provide Landlord with evidence, reasonably satisfactory to Landlord, that such net worth requirement is satisfied. 16.8 Events Constituting Assignment. Each of the following events will be deemed to be an assignment of this Lease and will require the prior written consent of Landlord in compliance with this Article 16 (including the delivery of a Tenant’s Notice): (a) any assignment or transfer of this Lease by operation of law; (b) any hypothecation, pledge, or collateral assignment of this Lease; (c) any involuntary assignment or transfer of this Lease in connection with bankruptcy, insolvency, receivership, or similar proceeding; (d) any assignment, transfer, disposition, sale or acquisition of a controlling interest in Tenant to or by any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, except as set forth in Section 16.7; or (e) any issuance of an interest or interests in Tenant (whether stock, partnership interests, or otherwise) to any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, which results in such person, entity, or group holding a controlling interest in Tenant. For purposes of the immediately foregoing, a “controlling interest” of Tenant means 50% or more of the aggregate issued and outstanding equitable interests (whether stock, partnership interests, membership interests or otherwise) of Tenant or the ability to control the management of Tenant. 16.9 Assumption. It is a further condition to the effectiveness of any assignment otherwise complying with this Article 16 that the assignee execute, acknowledge, and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee assumes all obligations of Tenant under this Lease and agrees that the provisions of this Article 16 will continue to be binding upon it with respect to all future assignments and deemed assignments of this Lease. 16.10 Tenant Remains Liable. No assignment of this Lease or any sublease of all or any portion of the Premises will release or discharge Tenant from any liability under this Lease and Tenant will continue to remain primarily liable under this Lease.

32 124054739.9 16.11 Permits and Approvals. Tenant will be responsible for obtaining all required permits and approvals in connection with any assignment of this Lease or any subletting of the Premises. Tenant shall deliver copies of all such permits and approvals to Landlord prior to the commencement of any construction work, if construction work is to be done in connection with such sublease or assignment. Tenant shall, upon demand, reimburse Landlord for all actual and reasonable third party costs, including, but not limited to, reasonable attorneys’ fees and disbursements, incurred by Landlord in reviewing any permits, approvals, and applications in connection with any construction to be performed in the Premises, up to the maximum amount of $5,000 per review. 16.12 Deadline for Consummation of Assignment or Sublease. If Landlord consents to any proposed assignment or sublease and Tenant fails to consummate such assignment or sublease within ninety (90) days after Landlord gives such consent, Tenant will be required to again comply with all of the provisions this Article 16 before assigning this Lease or subletting any part of the Premises. Within ten (10) days after the execution of any sublease or assignment, Tenant shall deliver to Landlord a fully-executed copy of such sublease or assignment. 16.13 No Liability. Under no circumstances will Landlord be liable to Tenant for any failure or refusal to grant its consent to any proposed assignment or sublease. Tenant shall not claim any money damages by way of setoff, counterclaim or defense, based on any claim that Landlord unreasonably withheld its consent to any proposed sublease or assignment. Tenant’s sole and exclusive remedy will be an action for specific performance, injunction or declaratory judgment. 16.14 Indemnification. If Landlord withholds its consent to any proposed assignment or sublease, Tenant shall defend, indemnify, and hold Landlord harmless from and against all liability, damages, costs, fees, expenses, penalties, and charges (including, but not limited to, reasonable attorneys’ fees and disbursements) arising out of any claims made by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease. 16.15 (a) Bankruptcy. Notwithstanding anything to the contrary contained in this Lease, if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, all consideration payable in connection with such assignment shall be paid to Landlord and will be and remain the exclusive property of Landlord and will not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. All consideration constituting Landlord’s property under the preceding sentence not paid to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord. (b) Adequate Assurance. If Tenant proposes to assign this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who has made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then Tenant shall deliver to Landlord written notice of such proposed assignment setting forth (i) the name and address of such person or entity, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided by Tenant to assure such person’s or entity’s future performance under this Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, or any such successor or substitute legislation or rule thereto, shall be given to Landlord by

33 124054739.9 Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date Tenant makes application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. For the purposes of clause (iii) above, “adequate assurance” means the deposit of cash security in an amount equal to the Basic Rent and Additional Rent payable under this Lease for the next succeeding twelve (12) months (which annual Additional Rent shall be reasonably estimated by Landlord). Landlord will thereupon have the right, exercisable by written notice to Tenant given at any time prior to the effective date of the proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such entity or person for the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code will be deemed without further act or deed to have assumed all of the obligations arising under this Lease on or after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption. 16.16 Intentionally Omitted. 16.17 Cancellation of Termination Rights. If Landlord consents to any proposed assignment or sublease consisting of fifty percent (50%) or more of the rentable square footage of the Premises, any rights of Tenant to cancel or terminate this Lease early (other than pursuant to Article 17 or Article 18) shall thereafter be null and void and of no further force or effect. ARTICLE 17 CASUALTY 17.1 Notice. If any part of the Premises is damaged, Tenant shall promptly notify Landlord in writing of the extent of such damage. 17.2 Premises Not Untenantable. If the Premises are damaged, but no portion thereof is rendered untenantable, and this Lease is not terminated pursuant to Sections 17.4 or 17.5, Landlord shall, at its own expense, cause the Restoration to be completed as soon as reasonably practicable and the Basic Rent and Additional Rent will not abate. 17.3 Premises Untenantable. If the Premises are damaged and rendered partially or wholly untenantable, and this Lease is not terminated pursuant to Section 17.4 or 17.5, Landlord shall, at its own expense, cause the Restoration to be completed as soon as reasonably practicable, and the Basic Rent and Additional Rent will be equitably abated from the period beginning on the date of casualty and continuing until the Restoration is completed such that Tenant can resume its business operations at the Premises. 17.4 Termination. (a) If the Building is damaged and, in Landlord’s sole judgment, the total cost of Restoration will equal or exceed thirty percent (30%) or more of the full insurable value of the Building, then Landlord will have the right to terminate this Lease by delivering a written termination notice to Tenant within sixty (60) days after the occurrence of such casualty. If Landlord exercises its right to terminate this Lease pursuant to this Section 17.4, all Basic Rent and Additional Rent will be prorated as of the date such casualty.

34 124054739.9 (b) If the Premises and/or the Building are damaged and, in Landlord’s sole but reasonable judgment, Restoration cannot be completed within three hundred sixty five (365) days or a material portion of the Premises is damaged and rendered untenantable during the final year of the Term, Landlord and Tenant will each have the right to terminate this Lease by delivering a written termination notice to the other party within sixty (60) days after the occurrence of such casualty (or, with respect to Tenant, within sixty (60) days after Landlord notifies Tenant that it will take more than three hundred sixty five (365) days to complete Restoration). If either Landlord or Tenant exercises its right to terminate this Lease pursuant to this Section 17.4, all Basic Rent and Additional Rent will be prorated as of the date of such casualty. 17.5 Restoration. If the Net Award received by Landlord plus the amount of the Landlord’s deductible is not adequate to complete Restoration or if the holder of any Underlying Encumbrance elects to retain the Net Award, Landlord will have the right to terminate this Lease by delivering a written termination notice to Tenant within sixty (60) days after the amount of such Net Award is ascertained or the date on which the holder of any Underlying Encumbrance notifies Landlord that it has elected to retain the Net Award. If Landlord exercises its right to terminate this Lease pursuant to this Section 17.5, all Basic Rent and Additional Rent will be prorated as of the date of such casualty. ARTICLE 18 CONDEMNATION 18.1 Taking. Tenant hereby irrevocably assigns to Landlord any award or payment to which Tenant becomes entitled by reason of any Taking of all or any part of the Property, except that Tenant will be entitled to any award or payment for the Taking of Tenant’s trade fixtures or personal property or for relocation or moving expenses, provided the amount of the Net Award payable to Landlord with respect to the fee interest is not diminished. All amounts payable pursuant to any agreement with any condemning authority made in settlement of or under threat of any condemnation or other eminent domain proceeding will be deemed to be an award made in such proceeding. Tenant agrees that this Lease will control the rights of Landlord and Tenant with respect to any Net Award and any contrary provision of any present or future law is hereby waived. 18.2 Entire Premises. In the event of a Taking of the entire Premises, the Term will terminate as of the date when possession is taken by the condemning authority and all Basic Rent and Additional Rent will be prorated as of such date. 18.3 Portion of Premises. In the event of a Taking of twenty-five percent (25%) or more of the Premises, if Tenant determines in good faith that the Taking will have a permanent, material, adverse affect on Tenant’s operations at the Premises, Tenant may, at any time either prior to or within sixty (60) days after the date the condemning authority takes possession of the applicable portion of the Premises, elect to terminate this Lease by delivering a written termination notice to Landlord. If Tenant fails to exercise such termination option, or if such option does not apply to a Taking, (i) Landlord shall, subject to any Excusable Delay and Section 18.4, cause Restoration to be completed as soon as reasonably practicable, but in no event later than ninety (90) days after the date the condemning authority takes possession of the applicable portion of the Premises, and (ii) the Basic Rent and Additional Rent thereafter payable will be equitably prorated based upon the square footage of the Premises actually taken.

35 124054739.9 18.4 Restoration. If (a) the Net Award is inadequate to complete Restoration, or (b) in the case of a Taking of thirty percent (30%) or more of the Premises, Tenant has not elected to terminate this Lease pursuant to Section 18.3 hereof, then Landlord may elect either to complete such Restoration or terminate this Lease by delivering a written termination notice to Tenant within sixty (60) days after (i) the date the amount of the Net Award is ascertained, or (ii) the expiration of the sixty (60) day period during which Tenant may terminate this Lease pursuant to Section 18.3 (or, if earlier, the date on which Tenant notifies Landlord that Tenant elects not to terminate this Lease). If Landlord terminates this Lease pursuant to this Section 18.4, all Basic Rent and Additional Rent will be apportioned as of the date the condemning authority takes possession of the Premises. Landlord’s obligation to perform Restoration is subject to the Net Award being made available to Landlord by any Lender or Master Landlord whose interest may be superior to Landlord. ARTICLE 19 EVENTS OF DEFAULT 19.1 Events of Default. Any of the following occurrences, conditions or acts are an “Event of Default” under this Lease: (a) Tenant fails to pay any Basic Rent, Additional Rent or other amount payable by Tenant and such default shall continue for five (5) days after notice of such late payment is given to Tenant. (b) Tenant files a petition in bankruptcy pursuant to the Bankruptcy Code or under any similar federal or state law, or is adjudicated a bankrupt or becomes insolvent, or commits any act of bankruptcy as defined in any such law, or takes any action in furtherance of any of the foregoing. (c) A petition or answer is filed proposing the adjudication of Tenant or any Guarantor as a bankrupt pursuant to the Bankruptcy Code or any similar federal or state law, and (i) Tenant or such Guarantor consents to the filing thereof, or (ii) such petition or answer is not discharged within sixty (60) days after the filing thereof. (d) A receiver, trustee or liquidator (or other similar official) of Tenant or any Guarantor of all or substantially all of its business or assets or of the estate or interest of Tenant in the Premises is appointed and not be discharged within sixty (60) days thereafter or if Tenant or such Guarantor consents to or acquiesces in such appointment. (e) The estate or interest of Tenant in the Premises is levied upon or attached in any proceeding and such process is not vacated or discharged within sixty (60) days after such levy or attachment. (f) Tenant uses or permits the use of the Premises for any purpose other than expressly specified in Section 8.1. (g) Tenant fails to comply with any of the provisions of Article 11.

36 124054739.9 (h) Tenant fails to discharge any Lien within the time period set forth in Article 12. (i) Tenant fails to maintain the insurance required by Article 14, or Tenant fails to deliver to Landlord the insurance certificates required by Article 14 within the time periods set forth in Section 14.1(c). (j) Tenant fails to deliver to Landlord the estoppel certificate required by Article 15 within the time period set forth therein and such default continues for five (5) Business Days following notice to Tenant. (k) Tenant assigns this Lease or sublets all or any portion of the Premises without complying with all the provisions of Article 16. (l) Tenant fails to deliver to Landlord the subordination agreement required by Section 23.1 within the time period set forth therein and such default continues for five (5) Business Days following notice to Tenant. (m) Tenant fails to comply with any Legal Requirement or Insurance Requirement, and such failure continues for a period of ten (10) days after Landlord gives notice to Tenant specifying such default and demanding that the same be cured. (n) Tenant defaults in the observance or performance of any provision of this Lease other than those provisions contemplated by clauses (a) through (m) of this Section 19.1 and such default continues for thirty (30) days after Landlord gives notice to Tenant specifying such default and demanding that the same be cured (provided, however, if such default cannot reasonably be cured within thirty (30) days, Tenant shall be allowed additional time as is reasonably necessary to cure the failure so long as Tenant begins the cure within thirty (30) days and diligently pursues the cure to completion). Notwithstanding anything contained in this Section 19.1 to the contrary, in the event of an Emergency, each provision of this Section 19.1 regarding the time period within which to correct a non-monetary default will be deemed to be “as soon as possible” with diligent, continuous prosecution of corrective action. “Emergency” means a condition or potential condition that requires immediate action to (i) preserve the safety of persons or property, (ii) prevent the interruption or suspension of services deemed critical by Landlord to the operation of the Building, or (iii) avoid or correct a violation of any Legal Requirement. ARTICLE 20 CONDITIONAL LIMITATIONS, REMEDIES 20.1 Termination. This Lease and the Term and estate hereby granted are subject to the limitation that, whenever an Event of Default has occurred and is continuing, Landlord will have the right, notwithstanding the fact that Landlord may have some other remedy hereunder or at law or in equity, to terminate this Lease on a date specified in a written termination notice delivered to Tenant, which date must be at least fifteen (15) days after the date Tenant receives such termination notice. Upon the date specified in Landlord’s termination notice, this Lease and the estate hereby

37 124054739.9 granted will terminate with the same force and effect as if the date specified in Landlord’s notice was the Termination Date. 20.2 Remedies. (a) Upon any termination of this Lease pursuant to this Article 20, or as required or permitted by law, Tenant shall immediately quit and surrender the Premises to Landlord, and Landlord may, enter upon, re-enter, possess and repossess the same, but only through summary proceedings if Tenant remains in possession of the Premises, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event Tenant and no person claiming through or under Tenant by virtue of any law or an order of any court will be entitled to possession or to remain in possession of the Premises but shall immediately quit and surrender the Premises. (b) If Landlord terminates this Lease pursuant to this Article 20, Tenant will remain liable for (i) the sum of (x) all Basic Rent, Additional Rent and other amounts payable by Tenant hereunder until the date this Lease would have expired had such termination not occurred (but not including any unexercised Extension Period), and (y) all reasonable expenses incurred by Landlord in re-entering the Premises, repossessing the same, making good any default of Tenant, painting, altering or dividing the Premises, putting the same in proper repair, reletting the same (including any and all reasonable attorneys fees and disbursements and reasonable brokerage fees incurred in so doing), removing and storing any property left in the Premises by Tenant following such termination, and any and all reasonable expenses which Landlord may incur during the occupancy of any new tenant (other than expenses of a type that are Landlord’s responsibility under the terms of this Lease); less (ii) the net proceeds of any reletting actually received by Landlord. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above with respect to each month during the period that would have constituted the balance of the Term, at the end of such month. Any suit brought by Landlord to enforce collection of such difference for any one month will not prejudice Landlord’s right to enforce the collection of any difference for any subsequent month. Tenant’s liability under this Section 20.2(b) will survive the institution of summary proceedings and the issuance of any warrant thereunder. (c) If Landlord terminates this Lease pursuant to this Article 20, Landlord will have the right, to require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant’s liability under Section 20.2(b), an amount equal to the difference (discounted to the date of such demand at an annual rate of interest equal to the then-current yield on actively traded United States Treasury bills or United States Treasury notes having a maturity substantially comparable to the remaining term of this Lease as of the date of such termination, as published in the Federal Reserve Statistical Release for the week before the date of such termination) between (i) the Basic Rent and Additional Rent, computed on the basis of the then current annual rate of Basic Rent and Additional Rent and all fixed and determinable increases in Basic Rent, which would have been payable from the date of such demand to the date when this Lease would have expired if it had not been terminated (but not including any unexercised Extension Period), and (ii) the then fair rental value of the Premises for the same period less the costs of reletting expenses, including the cost to paint, alter or divide the space, put the same in proper repair, reasonable attorneys’ fees and disbursements, reasonable brokerage fees. Upon payment of such liquidated and agreed final damages, Tenant will be released from all further liability under this Lease with respect to the period after the date of such demand, except for those obligations that expressly survive the termination of this Lease. If, after the Event of Default

38 124054739.9 giving rise to the termination of this Lease, but before presentation of proof of such liquidated damages, the Premises, or any part thereof, are relet by Landlord to a third party paying at least market rent for a term of one year or more, the amount of rent reserved upon such reletting will be deemed to be the fair rental value for the part of the Premises relet during the term of such reletting. 20.3 Liquidated Damages. Nothing herein contained will limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount is greater or less than the excess referred to above. 20.4 Abandonment. If Tenant abandons the Premises, Landlord may, at its option and for so long as Landlord does not terminate Tenant’s right to possession of the Premises, enforce all of its rights and remedies under this Lease, including the right to recover all Basic Rent, Additional Rent and other payments as they become due hereunder. Additionally, Landlord will be entitled to recover from Tenant all costs of maintenance and preservation of the Premises, and all costs, including attorneys’ and receiver’s fees, incurred in connection with the appointment of or performance by a receiver to protect the Premises and Landlord’s interest under this Lease, if deemed reasonably necessary by Landlord, using its commercially reasonable judgment. 20.5 Indemnity Survives. Nothing herein will be deemed to affect Landlord’s indemnification rights under Section 14.3. 20.6 Attorneys Fees. If either party brings an action or other proceeding to enforce or interpret any of the terms of this Lease, the non-prevailing party shall pay the reasonable attorneys fees and costs incurred by the prevailing party in such action or proceeding. 20.7 Landlord’s Cure Rights. If Tenant is in default of any of its obligations under this Lease, Landlord may, without waiving such default, perform such obligations for the account and at the expense of Tenant (a) immediately and without notice in the case of Emergency or with respect to the imposition of any Lien against all or any portion of the Property, and (b) in any other case, if such default continues after thirty (30) days from the date Landlord delivers a written notice to Tenant stating Landlord’s intention to perform such obligation for the account and at the expense of Tenant. Upon Landlord’s demand, Tenant shall pay to Landlord all reasonable third party costs and expenses incurred by Landlord in performing any obligations of Tenant under this Lease. 20.8 Remedies Not Exclusive; No Waiver. Except as otherwise provided in this Article 20, no remedy or election hereunder will be deemed exclusive but will, wherever possible, be cumulative with all other remedies herein provided or permitted at law or in equity. No provision of this Lease will be deemed to have been waived by Landlord unless a written waiver from Landlord has first been obtained and, without limiting the generality of the foregoing, no acceptance of Basic Rent or Additional Rent subsequent to any default and no condoning, excusing or overlooking by Landlord on previous occasions of any default or any earlier written waiver will be taken to operate as a waiver by the Landlord or in any way defeat or otherwise affect the rights and remedies of the Landlord hereunder.

39 124054739.9 ARTICLE 21 ACCESS; RESERVATION OF EASEMENTS 21.1 Landlord’s Access. (a) Landlord and Landlord’s agents and representatives and parties designated by Landlord as having an interest in the Property will have the right, at all reasonable hours, on no less than one (1) Business Days’ advance written notice, and in the presence of a representative of Tenant, to enter the Premises (excepting only any Secure Areas [as hereinafter defined], which shall be governed by Section 21.1(b) hereof) to: (1) examine the Premises; (2) make repairs and alterations that, in Landlord’s sole judgment, are necessary for the safety and preservation of the Premises and the Building; (3) erect, maintain, repair or replace wires, cables, ducts, pipes, conduits, vents or plumbing equipment; (4) show the Premises to prospective new tenants during the last twelve (12) months of the Term; and (5) show the Premises to any mortgagees or prospective purchasers of the Property. Landlord shall give Tenant three (3) Business Days prior written notice before commencing any non-emergency repair or alteration. (b) Tenant shall have the right to reasonably designate, by notice to Landlord, portions of the Premises (but in no event more than 2,000 square feet of the Premises) as secure areas (each, a “Secure Area”) to which Landlord shall not have access without being accompanied by a representative of Tenant (except in the case of an emergency). Tenant shall have the right to have a representative accompany Landlord (and persons authorized by Landlord) during any entry into the Secure Areas, which representative Tenant agrees to make available upon Landlord’s reasonable request with reasonable prior notice. If Tenant or Tenant’s representative shall not be present when for any reason entry into the Secure Area shall be necessary because of an emergency or if otherwise permissible under this Lease, then Landlord or Landlord’s agents may enter the same without such entry being deemed to be in violation of this Section 21.1(b). 21.2 Landlord will have the right, at any time, to (1) change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or any other public parts of the Building; (2) make repairs, alterations or improvements to any portion of the Building; (3) designate portions of the Building and the Property as Common Areas and change such designations from time to time in Landlord’s sole discretion, (4) change the name and/or number of the Building; and (5) change lawns, sidewalks, driveways, parking areas and/or streets adjacent to or around the Building, in each instance so long as it does not materially interfere with Tenant’s use of the Premises and its access thereto. 21.3 Emergency Access. Landlord may enter upon the Premises at any time in case of emergency without prior notice to Tenant. 21.4 No Liability. Landlord, in exercising any of its rights under this Article 21, will not be deemed guilty of an eviction, partial eviction, constructive eviction or disturbance of Tenant’s use or possession of the Premises and will not be liable to Tenant for same. 21.5 Minimum Inconvenience. All work performed by Landlord in the Premises pursuant to this Article 21 shall be performed with as little inconvenience to Tenant’s business as is reasonably possible.

40 124054739.9 21.6 Locks. Tenant shall not change any locks or install any additional locks on doors entering the Premises without immediately giving to Landlord a key to such lock. If, in an emergency, Landlord is unable to gain entry to the Premises by the unlocking the entry doors thereto, Landlord will have the right to forcibly enter the Premises and, in such event, Landlord will have no liability to Tenant for any damage caused thereby. Tenant will be solely responsible for any damage caused by Tenant’s failure to give Landlord a key to any lock installed by Tenant. 21.7 Reservation of Rights. Landlord reserves the right to make changes, alterations, additions, improvements, repairs and replacements to (i) those portions of the Premises that Landlord is obligated to maintain and repair pursuant to Section 7.2, (ii) the Building and the Property, and (iii) fixtures and equipment in the Building, in each case as Landlord reasonably deems necessary to comply with any applicable Legal Requirements and/or to correct any unsafe condition; provided, however, that Landlord shall not unreasonably obstruct access to the Premises or unreasonably interfere with Tenant’s use of the Premises. Nothing contained in this Article 21 will be deemed to relieve Tenant of any obligation to make any repair, replacement or improvement or comply with any applicable Legal Requirements. ARTICLE 22 ACCORD AND SATISFACTION No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated will be deemed to be other than on account of the earliest stipulated rent. No endorsement or statement on any check or any letter accompanying any payment of rent will be deemed an accord and satisfaction and Landlord may accept any such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy provided in this Lease. ARTICLE 23 SUBORDINATION 23.1 Subordination (a) Subject to Section 23.1(b), this Lease and the term and estate hereby granted are subject and subordinate to the lien of each mortgage which now or at any time hereafter affects all or any portion of the Property or Landlord’s interest therein and to all ground or master leases which now or at any time hereafter affect all or any portion of the Property (any such mortgage or ground lease being referred to herein as an “Underlying Encumbrance”). Subject to Section 23.1(b), the subordination of this Lease and the term and estate hereby granted to an Underlying Encumbrance will be self-operative and no further instrument will be required to effect any such subordination; provided, however, that, upon not less than twenty (20) days’ prior notice by Landlord, Tenant shall execute, acknowledge and deliver to Landlord any and all reasonable instruments that may be necessary or proper to effect such subordination or to confirm or evidence the same. (b) Notwithstanding anything to the contrary contained in this Article 23, the subordination of this Lease to any Underlying Encumbrance arising after the date of this Lease shall be conditioned upon Tenant obtaining a subordination, non-disturbance and attornment agreement (duly executed and acknowledged) from the holder of the Underlying Encumbrance (“Non-Disturbance Agreement”). Any Non-Disturbance Agreement (including, without

41 124054739.9 limitation, a Non-Disturbance Agreement from Existing Lender obtained pursuant to Section 23.2 below) shall be either (i) in substantially the form annexed hereto as Schedule I, or (ii) in such other commercially reasonable form reasonably acceptable to Tenant and the holder of the applicable Underlying Encumbrance. Within twenty (20) days after any request therefor from Landlord, Tenant shall execute, have acknowledged and deliver to Landlord or the holder of any Underlying Encumbrance any Non-Disturbance Agreement which satisfies the requirements of this Section 23.1(b). 23.2 Existing Lender. On or prior to the Commencement Date, Landlord shall obtain and deliver to Tenant a Non-Disturbance Agreement from the current holder of the mortgage encumbering the Property. 23.3 Conveyance by Landlord. If all or any portion of Landlord’s estate in the Property is sold or conveyed to any person, firm or corporation upon the exercise of any remedy provided in any mortgage or by law or equity, such person, firm or corporation (a) will not be liable for any act or omission of Landlord under this Lease occurring prior to such sale or conveyance, except to the extent such act or omission continues following the date of such sale or conveyance, in which event the successor shall cure any existing default within a reasonable period of time provided the default is capable of being cured, (b) will not be subject to any offset, defense or counterclaim accruing prior to such sale or conveyance other than those offsets expressly set forth in this Lease, (c) will not be bound by any payment prior to such sale or conveyance of Basic Rent, Additional Rent or other payments for more than one month in advance (except for any unapplied security deposit), and (d) will be liable for the keeping, observance and performance of the other covenants, agreements, terms, provisions and conditions to be kept, observed and performed by Landlord under this Lease only during the period such person, firm or corporation holds such interest. 23.4 Cure Rights. In the event of a casualty or an act or omission by Landlord that gives Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right or make any such claim until (i) Tenant has delivered written notice of such casualty, act or omission to the holder of each Underlying Encumbrance, and (ii) the holder of each Underlying Encumbrance has had a reasonable opportunity to, with reasonable diligence, remedy such casualty act or omission, not to exceed one hundred twenty (120) days from receipt of Tenant’s notice. The provisions of this Section shall not be applicable until Landlord has provided Tenant with the name and current address of the holder of each Underlying Encumbrance. 23.5 Reasonable Modifications. If, in connection with obtaining financing for the Property or refinancing any mortgage encumbering the Property, the prospective Lender or Master Landlord requests reasonable modifications to this Lease as a condition precedent to such financing or refinancing, then Tenant shall not unreasonably withhold, delay or condition its consent to such modifications, provided that such modifications do not (i) increase the Basic Rent or Additional Rent, (ii) increase the security deposit, (iii) reduce the Term, (iv) affect the termination, extension or expansion options, (v) materially and adversely affect the leasehold interest created by this Lease, (vi) materially and adversely affect the manner in which Tenant’s operations are conducted at the Premises, (vii) materially increase Tenant’s obligations under this Lease, or (viii) materially decrease Tenant’s rights under this Lease.

42 124054739.9 ARTICLE 24 TENANT’S REMOVAL 24.1 Surrender. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord broom clean in the condition required to be maintained under Article 7. Any personal property remaining in the Premises after the expiration or earlier termination of this Lease will be deemed to have been abandoned by Tenant and Landlord will have the right to retain such property as its own or dispose of such property at Tenant’s sole cost and expense. 24.2 Landlord’s Early Entry. If, at any time during the last six (6) months of the Term, Tenant is not occupying any part of the Premises in connection with the conduct of its business, Landlord may elect, at its option, to enter such part of the Premises to alter and/or redecorate the same. Tenant hereby irrevocably grants to Landlord a license to enter such part of the Premises to perform such alterations and/or redecorations, provided that Landlord shall use commercially reasonable efforts not to interfere with any remaining business operations at the Premises. Landlord’s exercise of its rights under this Section 24.2 will not relieve Tenant from any of its obligation under this Lease. 24.3 Holding Over. If Tenant or any assignee or subtenant of Tenant, holds over possession of the Premises beyond the expiration or earlier termination of this Lease, such holding over will not be deemed to extend the Term or renew this Lease but such holding over will continue upon the terms, covenants and conditions of this Lease except that the charge for use and occupancy of the Premises for each calendar month (pro-rated for any portion thereof) that Tenant or such assignee or subtenant holds over will be a liquidated sum equal to the (i) Applicable Holdover Percentage times the Basic Rent plus (ii) the Additional Rent payable for the month immediately preceding the expiration or earlier termination of this Lease. The “Applicable Holdover Percentage” means (i) one hundred fifty percent (150%) for the first sixty (60) days following the Termination Date, and (ii) two hundred percent (200%) for all periods from and after the sixty-first (61st) day after the Termination Date. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant or any assignee or subtenant of Tenant to timely surrender possession of the Premises will exceed the amount of the monthly Basic Rent and Additional Rent and will be impossible to accurately measure. If the Premises are not surrendered within thirty (30) days after the expiration or earlier termination of this Lease, , Tenant shall indemnify, defend and hold harmless Landlord against any and all losses and liabilities resulting therefrom, including, without limitation, any claims made by any succeeding tenant founded upon such delay. Nothing contained in this Lease will be construed as a consent by Landlord to the occupancy or possession of the Premises beyond the expiration or earlier termination of this Lease. Tenant shall, at its sole cost and expense, take all actions required to remove any assignee or subtenant of Tenant, or other party claiming rights to the Premises under or through Tenant upon the expiration or earlier termination of the Term. The provisions of this Article 24 will survive the expiration or earlier termination of this Lease. ARTICLE 25 BROKERS Each Party represents and warrants to the other that it has not had any dealings or entered

43 124054739.9 into any agreements with any person, entity, realtor, broker, agent or finder in connection with the negotiation of this Lease other than the Brokers. Each Party shall indemnify, defend, and hold harmless the other from and against any loss, claim, damage, expense (including costs of suit and reasonable attorneys’ fees) or liability for any compensation, commission or charges claimed by any other realtor, broker, agent or finder claiming to have dealt with the indemnifying party in connection with this Lease. Landlord shall pay Broker a commission in connection with this Lease pursuant to a separate written agreement between Landlord and Broker (the “Commission Agreement”). If (i) the commission for the initial Term of this Lease is due and payable to the Broker in accordance with the terms of the Commission Agreement (the “Commission”), (ii) Landlord has not paid the Broker such Commission within thirty (30) days of the date when such Commission is due pursuant to the Commission Agreement, and (iii) such failure continues for an additional thirty (30) days after Landlord receives notice from Tenant notifying Landlord of Tenant’s intention to pay the Commission to Broker and offset the amount of the Commission if Landlord does not make payment within thirty (30) days after Landlord’s receipt of Tenant’s notice, then Tenant shall have the right to (x) pay the Commission to Broker, and (y) set off against the Basic Rent and Additional Rent first thereafter coming due, an amount equal to the Commission paid to Broker; provided, however, prior to setting off such amount against the Basic Rent and Additional Rent coming due hereunder Tenant shall deliver to Landlord evidence that Tenant has paid the Commission to Broker. The provisions of this Article 25 will survive the expiration or sooner termination of this Lease. ARTICLE 26 NOTICES Every notice or other communication required or contemplated by this Lease shall be in writing and sent by: (i) certified or registered mail, postage prepaid, return receipt requested, or (ii) nationally recognized overnight courier, such as Federal Express or UPS, in each case addressed to the intended recipient at the address set forth in the Basic Lease Provisions or at such other address as the intended recipient previously designated by written notice to the other party. Notwithstanding the foregoing, all invoices, statements and Building Communications may be served by ordinary mail or otherwise delivered to Tenant or left at the Premises. “Building Communications” means any notice relating to the operation or maintenance of the Building that is given to substantially all of the tenants of the Building, including, without limitation amendments to the Building Rules and Regulations. Any notice delivered by the attorney for Landlord or Tenant shall be deemed to be delivered by Tenant or Landlord, as the case may be. ARTICLE 27 NONRECOURSE Tenant will have no recourse against any individual or entity comprising Landlord, including, without limitation, the members, partners, directors, trustees, and officers of Landlord, in connection with the occupancy and/or use of the Premises by Tenant and Tenant’s Visitors; rather, Tenant agrees to look solely to Landlord’s interest and estate in the Building for the satisfaction of Tenant’s remedies arising out of or related to this Lease.

44 124054739.9 ARTICLE 28 SECURITY DEPOSIT 28.1 (a) Security. Concurrently with the execution of this Lease, Tenant shall deposit with Landlord, in the form of cash or an unconditional “evergreen” letter of credit, in an amount equal to the Security set forth in the Basic Lease Provisions, provided that any letter of credit shall be from a recognized commercial banking institution located in the State of New Jersey or the City of New York and having a net worth of at least $500,000,000.00. The letter of credit (or renewals thereof) shall not expire earlier than the date that is sixty (60) days after the Termination Date. The letter of credit or cash, as applicable, will be held by Landlord as security for the full and faithful performance of Tenant’s obligations under this Lease. If Tenant elects to provide a letter of credit, the letter of credit must be payable upon sight draft, together with a certification from Landlord that Tenant is in default under this Lease. If (i) any Basic Rent, Additional Rent or other sum payable by Tenant to Landlord is not paid when due, or (ii) Landlord makes any payments on behalf of Tenant, or (iii) Tenant fails to perform any of its obligations under this Lease, then, in each case, Landlord will have the right, without prejudice to any other remedy Landlord may have, to draw down such letter of credit or cash to compensate or reimburse Landlord, as the case may be, toward the payment of Basic Rent, Additional Rent or other such sum payable hereunder, or other loss or damage sustained by Landlord on account of Tenant’s default. The Security will not be deemed to be (x) a limitation on Landlord’s damages or other rights and remedies available under this Lease or at law or equity, (y) a payment of liquidated damages, or (z) an advance of the Basic Rent or Additional Rent. If Landlord uses, applies, or retains all or any portion of the Security, Tenant shall immediately restore the Security to its original amount. If the letter of credit requires renewal, Tenant shall furnish to Landlord evidence of such renewal at least thirty (30) days prior to the expiration date of the letter of credit. If Tenant fails to timely provide Landlord with such evidence of renewal, Landlord will have the right to cash the letter of credit and to retain the proceeds as security hereunder. Landlord will not be required to keep any cash security separate from its own funds. Landlord will have no fiduciary responsibilities or trust obligations with regard to any cash security and will not be obligated to pay Tenant any interest on any cash security. Tenant shall not assign, pledge, hypothecate, mortgage or otherwise encumber the Security. (b) If at any time during the Term (as the same may be extended) Landlord determines that the financial condition of the issuer of the then current letter of credit is such that Landlord's ability to draw upon such letter of credit is, or in the future may be, impaired, restricted, refused or otherwise adversely affected, then Tenant shall, within ten (10) Business Days of Landlord's written request to Tenant, obtain a replacement letter of credit in substitution for the then current letter of credit in the form and amount required herein from an issuer acceptable to Landlord in Landlord's reasonable discretion. (c) If Tenant is in default under this Lease more than two (2) times during any twelve (12) month period, irrespective of whether such default is cured, then, without limiting Landlord’s other rights and remedies provided for in this Lease or at law or equity, the Security will automatically be increased to an amount equal to the greater of: (i) one hundred fifty percent (150%) of the original Security, and (ii) three (3) months then current Basic Rent. Tenant shall pay the amount of such increase in the Security to Landlord upon demand.

45 124054739.9 28.2 Return of Security. So long as Tenant is not in default in the performance of any of its obligations under this Lease, any part of the Security not used, applied, or retained by Landlord shall be returned, without interest, to Tenant within thirty (30) days after the end of the Term, subject to Landlord’s final inspection of the Premises. Notwithstanding the foregoing, if Landlord, in its sole discretion, has sufficient evidence that the Security has been assigned to an assignee of this Lease, then Landlord shall return the Security to such assignee and, upon such return, will be released from all liability with respect to the Security. 28.3 Bankruptcy. In the event of bankruptcy or other debtor-creditor proceeding against Tenant, the Security will be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to filing of such proceedings. 28.4 Transfer of Security. In the event of any transfer of title to the Property or the Building or any assignment of Landlord’s interest under this Lease, (i) with respect to any cash portion of the Security, Landlord will have the right to transfer such cash portion to such transferee, provided that Landlord gives Tenant the name and address of such transferee, (ii) with respect to any Security held by Landlord in the form of a letter of credit, Tenant shall, upon request from Landlord, obtain either a new letter of credit from the issuing bank containing the same terms and for the same face amount as the letter of credit then held by Landlord which names the new landlord as the beneficiary, or the written consent of the issuing bank to the assignment of the then existing letter of credit from Landlord to the new landlord in form and substance reasonably satisfactory to the new landlord. If Tenant obtains a new letter of credit, Landlord shall surrender the existing letter of credit to Tenant simultaneously with its receipt of the new letter of credit; the parties agree to coordinate such delivery and surrender so that it is done on the effective date of the transfer of title to the Property or Building or the assignment of this Lease by Landlord. Following any such transfer of the cash portion of the Security, or such assignment or surrender of any Security held in the form of a letter of credit, as applicable, Landlord will be automatically released from all liability for the return of the Security. The provisions of this Section 28.4 will apply to every transfer of the Security to a new transferee. ARTICLE 29 MISCELLANEOUS 29.1 Miscellaneous. This Lease may not be amended except by an instrument in writing signed on behalf of both parties. If any provision of this Lease is held unenforceable by a court of competent jurisdiction, all other provisions of this Lease will remain effective. If any provision of this Lease is held unenforceable only in part or degree, it will remain effective to the extent not held unenforceable. This Lease will bind and benefit both parties’ permitted successors and assigns. The table of contents and the article and section headings contained in this Lease are for convenience of reference only and will not limit or otherwise affect the meaning of any provision of this Lease. This Lease may be executed in counterparts, each of which is an original and all of which together constitute one and the same instrument. 29.2 No Surrender. No act or thing done by Landlord or Landlord’s agents during the Term will be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender will be valid unless in writing and signed by Landlord. No employee of Landlord or Landlord’s agents will have any authority to accept the keys to the Premises prior to the

46 124054739.9 Termination Date and the delivery of keys to any employee of Landlord or Landlord’s agents will not operate as an acceptance of a termination of this Lease or an acceptance of a surrender of the Premises. 29.3 Statements and Bills. Landlord’s failure during the Term to prepare and deliver any of the statements, notices or bills set forth in this Lease shall not in any way cause Landlord to forfeit or surrender its rights to collect any amount that may have become due and owing to it during the Term; provided, however, notwithstanding anything to the contrary contained herein, Tenant shall not be obligated to pay any portion of any of Landlord’s Operating Expenses or Taxes incurred in a particular calendar year unless Landlord has notified Tenant in writing within two (2) years after the expiration of such calendar year that such amounts are due. 29.4 Tenant’s Financials. Tenant shall keep proper books and records of account in accordance with generally accepted accounting principles consistently applied. Tenant shall deliver to Landlord, within one hundred twenty (120) days after the close of each Tenant’s fiscal year, a balance sheet and statement of income and expense for such year (which statement must separately set forth the expenses of the Premises). In addition, Tenant shall provide Landlord, within ten (10) days of Landlord’s request, such other information with respect to Tenant as Landlord may reasonably request from time to time. All financial statements must include a complete comparison with the figures for the preceding year and must be certified by (a) the chief financial officer of Tenant, or (b) if prepared by any accounting firm, by such accounting firm. Notwithstanding the foregoing, if Tenant is a publicly traded corporation or an owned subsidiary of a publicly traded corporation at the time it would otherwise be required to deliver any such financial information and financial information regarding Tenant is publicly available to Landlord (any such financial information that is accessible by Landlord via the Internet shall be deemed publicly available for such purposes), then Tenant shall not be required to deliver such financial information. 29.5 No Offer. The submission of this Lease to Tenant for examination does not constitute an offer to lease the Premises on the terms set forth herein. This Lease will become effective only upon the execution and delivery of the Lease by Landlord and Tenant. 29.6 Access. Subject to Tenant’s compliance with all applicable Legal Requirements and with Landlord’s Rules and Regulations (which shall not prohibit such access), Tenant shall be permitted keyed access to the Premises twenty-four (24) hours per day, seven (7) days per week. 29.7 Rules and Regulations. Tenant, for itself and for Tenant’s Visitors, covenants to comply with the Rules and Regulations attached hereto as Schedule E. Landlord will have the right to reasonably amend the Rules and Regulations from time to time, and Tenant, on behalf of itself and Tenant’s Visitors, agrees to comply with such amendments after deliveries of copies thereof to Tenant or the posting of copies thereof in a prominent place in the Building. In case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations, the provisions of this Lease shall control. 29.8 Authority. Tenant represents and warrants to Landlord: (i) the execution and delivery of, the consummation of the transactions contemplated by and the performance of all its obligations under, this Lease by Tenant have been duly and validly authorized by its general

47 124054739.9 partners, to the extent required by its partnership agreement and applicable law, if Tenant is a partnership or, if Tenant is a limited liability company, by its manager, representative(s) or members to the extent required by its operating agreement and applicable law or, if Tenant is a corporation, by its board of directors, if necessary, and by its stockholders, if necessary, at meetings duly called and held on proper notice for that purpose at which there were respective quorums present and voting throughout; (ii) no other approval, partnership, corporate, governmental or otherwise, is required to authorize any of the foregoing or to give effect to Tenant’s execution and delivery of this Lease; and (iii) the individual (or individuals) who executes and delivers this Lease on behalf of Tenant is authorized to do so. 29.9 Liability of Landlord. The Term “Landlord” as used in this Lease, so far as the covenants and agreements on the part of Landlord are concerned, shall be limited to mean and include only the owner (or lessee, as applicable) or Mortgagee(s) in possession at the time in question of the landlord’s interest in this Lease. Landlord may sell its fee ownership or leasehold interest in the Building or the Property, and/or transfer or assign its rights under this Lease. In the event of any sale of such interest or transfer of such rights and upon the assumption, in writing, of the obligations of Landlord under this Lease by such assignee or transferee, Landlord herein named (and in case of any subsequent transfer, the then assignor) shall be automatically freed and relieved from and after the date of such transfer of all liability in respect of the performance of any of Landlord’s covenants and agreements thereafter accruing, and such transferee shall thereafter be automatically bound by all of such covenants and agreements, subject, however, to the terms of this Lease; it being intended that Landlord’s covenants and agreements shall be binding on Landlord, its successors and assigns, only during and in respect of their successive periods of such ownership). 29.10 Requests for Consent. Tenant shall pay to Landlord, within thirty (30) days after demand therefor, as Additional Rent, all reasonable, actual out-of-pocket fees, charges or other expenses Landlord may incur (including its reasonable legal fees and expenses) arising out of any request for consent or approval of any matter hereunder. 29.11 Flood Notice. Attached hereto as Schedule K is the flood risk notice for the Property (the “Flood Risk Notice”) pursuant to N.J.S.A. 46:8-50. Notwithstanding anything contained herein to the contrary, the provisions of this Section 29.11 and the Flood Risk Notice shall in no way be deemed to be a representation, warranty or covenant of Landlo0rd with regard to the flood status of the Property or any other matter. Tenant acknowledges receipt of the Flood Risk Notice prior to the date of this Lease. ARTICLE 30 USA PATRIOT ACT Tenant represents, warrants and covenants that neither Tenant nor any of its partners, officers, directors, members or shareholders (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (“Order”) and all applicable provisions of Title III of the USA Patriot Act (Public Law No. 107-

48 124054739.9 56 (October 26, 2001)); (ii) is listed on the Denied Persons List and Entity List maintained by the United States Department of Commerce; (iii) is listed on the List of Terrorists and List of Disbarred Parties maintained by the United States Department of State, (iv) is listed on any list or qualification of “Designated Nationals” as defined in the Cuban Assets Control Regulations 31 C.F.R. Part 515; (v) is listed on any other publicly available list of terrorists, terrorist organizations or narcotics traffickers maintained by the United States Department of State, the United States Department of Commerce or any other governmental authority or pursuant to the Order, the rules and regulations of OFAC (including without limitation the Trading with the Enemy Act, 50 U.S.C. App. 1-44; the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06; the unrepealed provision of the Iraq Sanctions Act, Publ. L. No. 101-513; the United Nations Participation Act, 22 U.S.C. § 2349 as-9; The Cuban Democracy Act, 22 U.S.C. §§ 6001-10; The Cuban Liberty and Democratic Solidarity Act, 18 U.S.C. §§ 2332d and 233; and The Foreign Narcotic Kingpin Designation Act, Publ. L. No. 106-120 and 107-108, all as may be amended from time to time); or any other applicable requirements contained in any enabling legislation or other Executive Orders in respect of the Order (the Order and such other rules, regulations, legislation or orders are collectively called the “Orders”); (vi) is engaged in activities prohibited in the Orders; or (vii) has been convicted, pleaded nolo contendere, indicted, arraigned or custodially detained on charges involving money laundering or predicate crimes to money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes or in connection with the Bank Secrecy Act (31 U.S.C. §§ 5311 et. seq.). ARTICLE 31 EXTENSION OPTION 31.1 Extension Option. Subject to the terms and conditions of this Section 31.1, Landlord hereby grants to Tenant the right to extend the original Term for a period of five (5) years from the tenth (10th) anniversary of the Basic Rent Commencement Date to the day immediately preceding the fifteenth (15th) anniversary of the Basic Rent Commencement Date, inclusive (the “First Extension Period”). If Tenant exercises its right to extend the Term for the First Extension Period, then, subject to the provisions of this Section 31.1, Landlord hereby grants to Tenant the right to extend the Term further for a period of five (5) years from the fifteenth (15th) anniversary of the Basic Rent Commencement Date to the day immediately preceding the twentieth (20th) anniversary of the Basic Rent Commencement Date, inclusive (the “Second Extension Period”). The First Extension Period and the Second Extension Period are each hereinafter referred to as an “Extension Period.” If Tenant desires to exercise the extension option for an Extension Period, Tenant shall notify Landlord on or before the date which is twelve (12) months prior to the expiration of the then current Term. If Tenant fails to timely notify Landlord of its election to extend this Lease, Tenant will be deemed to have waived its right to extend the term of this Lease, time being of the essence with respect to the exercise of each extension option. If Tenant exercises the extension option for either Extension Period, all of the terms and conditions of this Lease will apply to each Extension Period, except that the Basic Rent for each Extension Period will equal an amount determined pursuant to Section 31.2 (and Tenant shall not be entitled to any free rent period), and Tenant shall not have the right to extend the Term beyond the expiration of the Second Extension Period. In connection with any extension of the Term, Landlord will not be obligated to do any work to the Premises and will not be obligated to contribute to the cost of any work done to the Premises by Tenant. Tenant’s right to exercise the extension option for each Extension Period is expressly subject to the satisfaction of the following conditions on both the date Tenant exercises

49 124054739.9 the extension option for the applicable Extension Period and the commencement date of the applicable Extension Period: Tenant must not be in default of any monetary obligation or any material non-monetary obligation under this Lease beyond applicable notice or cure periods. If the foregoing condition is not satisfied on both the date Tenant exercises the extension option for the applicable Extension Period and the commencement date of the applicable Extension Period, then unless Landlord elects in writing (in its sole discretion) to waive any of such conditions, any notice exercising the extension option will be automatically null and void. Any waiver of the condition set forth above shall not constitute a waiver of such default, but simply a waiver of such condition in connection with Tenant’s exercise of its extension option for the applicable Extension Period. 31.2 (a) Extension Period Rent. Tenant shall pay to Landlord, as Basic Rent during each Extension Period, the Fair Market Rental Value of the Premises. “Fair Market Rental Value” means the annual basic rent for each year of the relevant period for which, on the terms and conditions of this Lease, a willing landlord would rent the Premises to a willing tenant with neither party being compelled to rent and after appropriate exposure of the Premises to the market for a reasonable period of time and taking into account all relevant factors, including, without limitation, the age, quality, size, location, services, amenities, quality of construction and appearance of other comparable buildings in Norther New Jersey. (b) At least one hundred eighty (180) days prior to the expiration of the then current Term, Landlord and Tenant shall endeavor to mutually agree upon the Fair Market Rental Value. If the parties do not agree on the Fair Market Rental Value prior to ninety (90) days prior to the expiration of the then current Term, as evidenced by an amendment to this Lease executed by Landlord and Tenant, then, no later than seventy-five (75) days prior to the expiration of the then current Term, Landlord and Tenant shall deliver to each other Landlord’s or Tenant’s, as the case may be, determination of the Fair Market Rental Value. If the two determinations differ by less than five percent (5%), the Fair Market Rental Value will be the average of the two determinations. If Landlord's and Tenant's determinations of Fair Market Rental Value differ by five percent (5%) or more, then the Fair Market Rental Value will be determined pursuant to Section 31.2(c). (c) If Landlord's and Tenant's determinations of Fair Market Rental Value differ by five percent (5%) or more, then, within ten (10) days after each party delivers to the other party such party’s determination of the Fair Market Rental Value, Landlord and Tenant shall each appoint one disinterested appraiser having the qualifications set forth herein. Each such appraiser must be a Member of the Appraisal Institute (MAI) and have at least ten (10) years of experience appraising multi-tenanted office buildings in northern New Jersey as a MAI appraiser. If either Landlord or Tenant fails to appoint an appraiser within such ten (10) day period, the appraiser appointed by Landlord or Tenant, as the case may be, shall appoint an appraiser having the qualifications set forth herein. As promptly as possible, but in no event later than thirty (30) days after the appointment of both appraisers, the appraisers shall notify Landlord and Tenant in writing of their determination of the Fair Market Rental Value. The Fair Market Rental Value so selected by the two appraisers will constitute the Fair Market Rental Value for the relevant period, and will be binding upon Landlord and Tenant. If the two appraisers are unable to agree as to the Fair Market Rental Value, but their determinations differ by less than five percent (5%), the Fair Market Rental Value will be the average of the determinations of the two appraisers. If the two appraisers' determinations differ by five percent (5%) or more, then the two appraisers shall, promptly agree

50 124054739.9 upon and appoint a third appraiser having the qualifications set forth herein. The third appraiser shall, within thirty (30) days of appointment, determine which of the two initial appraisers determination of Fair Market Rental Value is the closest to the actual Fair Market Rental Value, taking into account the requirements of this Section 31.2, and shall notify Landlord and Tenant thereof. The Fair Market Rental Value selected by the third appraiser will constitute the Fair Market Rental Value for the relevant period, and will be binding upon Landlord and Tenant. Upon the determination of the Fair Market Rental Value, Landlord and Tenant shall promptly execute an instrument setting forth the amount of such Fair Market Rental Value. (d) If Tenant becomes obligated to pay Basic Rent for an Extension Period prior to the determination of Fair Market Rental Value pursuant to this Section 31.2, Tenant shall, as of the commencement of the applicable Extension Period, commence paying the Basic Rent in an amount equal to the monthly installments of Basic Rent for the month immediately prior to the applicable Extension Period. Within thirty (30) days of the determination of Fair Market Rental Value, Tenant shall pay to Landlord the difference, if any, between the Basic Rent paid by Tenant pursuant to the foregoing sentence and the Fair Market Rental Value for such period. Each party shall pay the fees and expenses of the appraiser appointed by such party and one-half of the other expenses of any appraisal proceeding, including, if applicable, the fees and expenses of a third appraiser. ARTICLE 32 EXPANSION OPTION 32.1 (a) Subject to the terms of this Article 32 and Article 33, Tenant shall have the right to elect to lease the Expansion Space by notice sent to Landlord on or before the day immediately preceding the third (3rd) anniversary of the Basic Rent Commencement Date (“Tenant’s Expansion Space Notice”), TIME BEING OF THE ESSENCE with respect to the giving of Tenant’s Expansion Space Notice. If Tenant fails to deliver Tenant’s Expansion Space Notice prior to the third (3rd) anniversary of the Basic Rent Commencement Date then the provisions of this Article 32 shall be deemed automatically null and void, and of no further force or effect. As used herein, “Expansion Space” means the portion of the third (3rd) floor of the Building depicted on Schedule J attached hereto and containing approximately 5,498 rentable square feet. In the event Tenant exercises its right to lease the Expansion Space, then, Landlord and Tenant shall enter into an amendment to this Lease whereby Tenant leases the Expansion Space on the same terms and conditions as set forth in this Lease, except (i) the term of such leasing shall commence on the date on which Landlord delivers possession of the Expansion Space to Tenant, which date shall be within ten (10) days after Tenant’s Expansion Space Notice (the “Expansion Space Commencement Date”), and shall be co-terminus with the Term of this Lease, including any Extension Periods, (ii) Tenant agrees to accept the Expansion Space in its “as is” condition as of the date of Tenant’s Expansion Space Notice, (iii) the Basic Rent for the Expansion Space shall start on Expansion Space Basic Rent Commencement Date (as defined in Section 32.1(b) hereof), (iv) the Basic Rent with respect to the Expansion Space shall be the same Basic Rent amounts (on a per rentable square foot basis) as are applicable to the Premises as set forth in clause (7) of the Basic Lease Provisions, (v) Tenant’s Proportionate Share with respect to the Expansion Space shall be 1.49%, (vi) Tenant shall, at Tenant’s expense, tie the Expansion Space into the submeter serving the Premises pursuant to Section 6.1 hereof, and (vii) Tenant’s unassigned parking spaces shall be

51 124054739.9 increased based upon the rentable square footage of the Expansion Space at a rate of three and one- half (3.5) parking spaces per one thousand (1,000) rentable square feet, it being understood that Tenant shall not be entitled to any additional reserved parking spaces on account of its leasing of the Expansion Space. To memorialize such leasing, within fifteen (15) days after request from Landlord, Tenant shall execute an amendment to this Lease (such amendment being called the “Expansion Space Amendment”) for the Expansion Space, which Expansion Space Amendment shall (A) be in form and substance reasonably satisfactory to Landlord and Tenant, (B) contain the terms and conditions set forth in the preceding sentence, including the obligation for Tenant to tie the Expansion Space into the submeter serving the Premises within a time period reasonably designated by Landlord, (C) contain a work letter for Tenant’s completion of the Expansion Finish Work in a form substantially similar to the work letter attached hereto as Schedule D, (D) contain a work allowance with respect to the Expansion Finish Work in amount equal to the Remaining Allowance, if any, it being understood that if there is no Remaining Allowance available, then Landlord shall have no obligation to provide an allowance to Tenant and the work letter provisions will be modified accordingly to remove any requirement that Landlord provide an allowance. Notwithstanding anything to the contrary contained in this Article 32, Tenant’s failure or refusal to execute the Expansion Space Amendment shall not be deemed to rescind Tenant’s notice to Landlord, and Tenant shall remain bound by the terms of this Article 32. (b) The “Expansion Space Basic Rent Commencement Date” with respect to the Expansion Space shall occur on the date occurring the number of days after the Expansion Space Commencement Date equal to the product of (1) three hundred sixty (360) days, times (2) a fraction, the numerator of which is the number of days during the period commencing on the Expansion Space Commencement Date and ending on the final day of the initial Term, and the denominator of which is the total number of days in the initial Term (i.e., 4,017 days), but in no event shall such product exceed three hundred sixty (360) days. (c) If Tenant exercises its right to lease the Expansion Space pursuant to this Article 32, then, as of the date of Tenant’s Expansion Space Notice, (i) Tenant’s right of first offer under Article 33 with respect to the Expansion Space and (ii) Tenant’s right to terminate this Lease pursuant to Article 34, shall each be deemed to be automatically, unconditionally and irrevocably terminated and shall be null and void and of no further force and effect. 32.2 For the avoidance of doubt, if after leasing the Expansion Space pursuant to this Article 32, Tenant exercises an extension right pursuant to Article 31, then, since the Expansion Space will then be part of the “Premises” under the Expansion Space Amendment, the Basic Rent and other terms of the extension for the Expansion Space (and the balance of the Premises) shall be determined in accordance with Article 31. 32.3 Notwithstanding anything to the contrary contained in this Article 32, Tenant hereby acknowledges and agrees that its expansion right applies only to the Expansion Space, and not to any other space in the Building. 32.4 In the event Tenant assigns this Lease (other than pursuant to Section 16.7), then the provisions of this Article 32 shall be deemed automatically null and void, and of no further force or effect. The expansion right granted to Tenant pursuant to this Article 32 shall be deemed personal to the Tenant named on the first page of this Lease and cannot be assigned separately from this Lease or

52 124054739.9 in connection with an assignment of this Lease, other than in connection with an assignment pursuant to Section 16.7. 32.5 Tenant acknowledges and agrees that the provisions of this Article 32 shall not apply during any period of time there is an Event of Default and that during such period of Event of Default, Tenant shall have no right to deliver a Tenant’s Expansion Space Notice. ARTICLE 33 RIGHT OF FIRST OFFER 33.1 (a) Subject to the terms of this Article 33, Tenant shall have a right of first offer with respect to the Expansion Space. Subject to the provisions of this Article 33, if at any time prior to the earlier of (i) the third (3rd) anniversary of the Basic Rent Commencement Date or (ii) the date Tenant delivers the Tenant’s Expansion Space Notice, Landlord desires to Lease the Expansion Space, Landlord agrees to notify Tenant of Landlord’s desire to lease the Expansion Space (“Landlord’s Offer Space Notice”), which notice shall be given at any time determined by Landlord (subject to Section 33.1(g) herein below), so long as such notification is before Landlord’s execution of a lease agreement with a third party for the Expansion Space. Landlord’s Offer Space Notice shall: (i) set forth the date on which Landlord reasonably anticipates it can deliver possession of the Expansion Space, which date shall be within sixty (60) days of Landlord’s Offer Space Notice (such date, the “Offer Space Commencement Date”); and (ii) specify the Basic Rent amounts with respect to the Expansion Space in accordance with the provisions set forth below in Section 33.1(b) and the other terms and conditions pursuant to which Landlord desires to lease the Expansion Space (which terms shall be substantially consistent with this Lease except as set forth in this Article 33). (b) The Basic Rent with respect to the Expansion Space shall be the same Basic Rent amounts (on a per rentable square foot basis) as are applicable to the Premises as set forth in clause (7) of the Basic Lease Provisions (with a free rent period prorated as provided in Section 33.1(c)(ii)). (c) (i) If there is any Remaining Allowance available, Tenant shall receive an allowance consistent with the Allowance provisions of Schedule D, except that the amount of the allowance shall be in the amount of the Remaining Allowance. (ii) The “Basic Rent Commencement Date” with respect to the Expansion Space shall occur on the date occurring the number of days after the Offer Space Commencement Date equal to the product of (1) three hundred sixty (360) days, times (2) a fraction, the numerator of which is the number of days during the period commencing on the Offer Space Commencement Date and ending on the final day of the initial Term, and the denominator of which is the total number of days in the initial Term (i.e., 4,017 days). (d) Within fifteen (15) Business Days after Tenant’s receipt of Landlord’s Offer Space Notice, Tenant shall notify Landlord whether Tenant desires to lease the Expansion Space in accordance with this Article 33 (“Tenant’s Offer Space Notice”), TIME BEING OF THE

53 124054739.9 ESSENCE with respect to the delivery of Tenant’s Offer Space Notice. If Tenant fails to notify Landlord of its desire to lease the Expansion Space within said fifteen (15) Business Day period, then, subject to the terms hereof, Tenant shall be deemed to have waived its right to lease the Expansion Space pursuant to this Section 33.1, and Landlord shall have the right to lease the Expansion Space to any other person or entity on terms and conditions acceptable to Landlord in its sole discretion and Article 32 of the Lease shall automatically be deemed to be terminated and of no further force and effect and Tenant shall not have the right to exercise the expansion option with respect to the Expansion Space pursuant to Article 32 hereof, provided, however, if Landlord fails to enter into a lease with a third party for the Expansion Space within one hundred eighty (180) days of the date that Landlord delivered the Landlord’s Offer Space Notice to Tenant, then, Tenant’s rights under this Article 33 shall be reactivated. For the avoidance of doubt, Landlord may, it if elects, give to Tenant more than one Landlord’s Offer Space Notice in any one hundred eighty (180) day period, which subsequent Landlord’s Offer Space Notices, if given, would extend the period in which Landlord has to lease the Expansion Space to a third party free of Tenant’s rights (assuming that Tenant does not elect to lease the Expansion Space in accordance with the provisions hereof after receiving the subsequent Landlord’s Offer Space Notice). (e) If Tenant notifies Landlord of its desire to lease the Expansion Space within said fifteen (15) Business Day period, then, as of the date of Tenant’s notice, Tenant shall be deemed to have leased the Expansion Space on the terms and conditions set forth in this Article 33; to memorialize such leasing, Tenant shall execute an amendment to this Lease (such amendment being called the “Offer Space Lease”) for the Expansion Space, which Offer Space Lease shall contain the same terms and conditions as set forth in this Lease, except (i) such terms and conditions shall be modified to reflect the terms and conditions of Landlord’s Offer Space Notice, (ii) the term of such leasing shall commence on the Offer Space Commencement Date, (iii) the term of the leasing of the Expansion Space shall be co-terminus with the Term of this Lease, including any Extension Period, (iv) Tenant agrees to accept the Expansion Space in its “as is” condition, (v) the rent for the Expansion Space shall start on the Basic Rent Commencement Date for the Expansion Space as set forth in Section 33.1(c)(ii), (vi) the Offer Space Lease shall not contain the provisions of this Article 33 or Articles 32, 33, 34, or 36 of this Lease, (vii) Tenant shall, at Tenant’s expense, tie the Expansion Space into the submeter serving the Premises pursuant to Section 6.1 hereof within a time period reasonably designated by Landlord, and (viii) the number of unreserved Parking Spaces set forth in Item 14 of the Basic Lease Provisions shall be increased by an amount equal to 3.5 spaces per 1,000 rentable square feet of the Expansion Space. Notwithstanding anything to the contrary contained in this Article 33, Tenant’s failure or refusal to execute the Offer Space Lease shall not be deemed to rescind Tenant’s notice to Landlord, and Tenant shall remain bound by the terms of this Article 33. (f) If Tenant exercises its right to lease the Expansion Space pursuant to this Article 33, then, as of the date of Tenant’s Expansion Space Notice, (i) Tenant’s expansion right set forth in Article 32 and (ii) Tenant’s right to terminate this Lease pursuant to Article 34, shall each be deemed to be automatically, unconditionally and irrevocably terminated and shall be null and void and of no further force and effect. (g) Notwithstanding anything to the contrary herein, Landlord agrees that it shall not lease the Expansion Space to a third party or deliver a Landlord’s Offer Space Notice to Tenant prior to the first (1st) anniversary of the Basic Rent Commencement Date.

54 124054739.9 33.2 If Tenant leases the Expansion Space pursuant to a Landlord’s Offer Space Notice and thereafter Tenant exercises an extension right pursuant to Article 31, then, since the Expansion Space will then be part of the “Premises” under the Offer Space Lease, the Basic Rent and other terms of the extension for the Expansion Space (and the balance of the Premises) shall be determined in accordance with Article 31. 33.3 In the event Tenant assigns this Lease or sublets all or any portion of the Premises (other than pursuant to Section 16.7), then the provisions of this Article 33 shall be deemed automatically null and void, and of no further force or effect. The right of first offer granted to Tenant pursuant to this Article 33 shall be deemed personal to the Tenant named on the first page of this Lease and cannot be assigned separately from this Lease or in connection with an assignment of this Lease, other than in connection with an assignment pursuant to Section 16.7. 33.4 Tenant acknowledges and agrees that the provisions of this Article 33 shall not apply during any period of time that an Event of Default has occurred and is continuing and that during such period of default, Landlord shall have the right to enter into a lease for all or any part of the Offer Space without first offering said space to Tenant. 33.5 In the event Tenant waives, or is deemed to have waived, its right to lease the Expansion Space pursuant to this Article 33, then within ten (10) days after request of Landlord, Landlord and Tenant shall enter into an agreement memorializing Tenant’s waiver. ARTICLE 34 EARLY TERMINATION RIGHT 34.1 Subject to the terms of this Article 34 and Sections 32.1(c) and 33.1(f), Tenant shall have the right to terminate this Lease as of seventh (7th) anniversary of the Basic Rent Commencement Date (the “Early Termination Date”), provided (i) there is no Event of Default under this Lease as of the giving of Tenant’s notice terminating this Lease or as of the Early Termination Date, (ii) Tenant gives Landlord notice of its election to terminate this Lease at least fifteen (15) months prior to the Early Termination Date (the “Early Termination Notice Deadline”), TIME BEING OF THE ESSENCE with respect to such notice, and (iii) Tenant pays to Landlord the Termination Payment (as hereinafter defined) set forth in Section 34.2. If any of the conditions set forth in clauses (i), (ii) or (iii) of the preceding sentence are not satisfied, then unless Landlord elects in writing (in its sole discretion) to waive such condition, Tenant shall be deemed to have waived its termination option. Any waiver of the condition set forth in clause (i) above shall not constitute a waiver of such Event of Default, but simply a waiver of such condition in connection with Tenant’s termination option. 34.2 (a) Within thirty (30) days after receipt of Tenant’s termination notice, Landlord shall notify Tenant of the amount of the Termination Payment (the “Termination Payment Notice”). Landlord’s failure to timely provide the Termination Payment Notice shall not be deemed to be a waiver of Landlord’s right to receive, or Tenant’s obligation to pay, the Termination Payment. Tenant shall pay the Termination Payment within fifteen (15) days after Tenant’s receipt of the Termination Payment Notice.

55 124054739.9 (b) If Tenant fails to pay when due the Termination Payment as set forth in Section 34.2(a), then, at Landlord’s option, either (i) this Lease shall remain in full force and effect as if the termination notice had never been given, or (ii) this Lease shall terminate as of the Early Termination Date. If Landlord elects to maintain this Lease in full force and effect pursuant to clause (i) of the immediately preceding sentence, Tenant shall have no further obligation to pay the Termination Payment. If Landlord elects to terminate this Lease as of the Early Termination Date in accordance with clause (ii) of this subsection (b), then Tenant shall remain obligated to pay the Termination Payment, which obligation shall survive the termination of this Lease. (c) As used herein, the term “Termination Payment” shall mean the sum of (i) the unamortized amount, as of the Early Termination Date, of the total brokerage commissions or other compensation paid or payable to Brokers by Landlord in connection with the initial term of this Lease, plus (ii) the unamortized amount, as of the Early Termination Date, of the Allowance paid by Landlord and/or received as a Basic Rent credit by Tenant pursuant to Schedule D hereof, plus (iii) the unamortized amount, as of the Early Termination Date, of the attorneys fees incurred by Landlord in connection with negotiating and administering this Lease, plus (iv) the unamortized portion, as of the Early Termination Date, of $541,660.00, which is the aggregate amount of Basic Rent that was abated with respect to the Premises during the period commencing on the Commencement Date and ending on the day immediately preceding the Basic Rent Commencement Date, plus (v) the sum of $154,760.00. For purposes of determining the “unamortized amount” and “unamortized portion” under clauses (i), (ii), (iii) and (iv) of the preceding sentence, the sum of the brokerage commissions or other compensation paid or payable to Brokers by Landlord with respect to the initial term of this Lease, plus the amount of the Allowance paid by Landlord and/or received as a Basic Rent credit by Tenant pursuant to Schedule D hereof, plus the amount of the attorneys fees incurred by Landlord in connection with negotiating and administering this Lease, plus $541,660.00, shall be amortized as if such sum was the original principal amount under a “self amortizing loan” having an interest rate of eight percent (8%) per annum and a term commencing on the Basic Rent Commencement Date and ending on the last day of the month in which the tenth (10th) anniversary of the Basic Rent Commencement Date occurs. 34.3 In the event that Tenant exercises its termination option pursuant to Section 34.1, then, subject to Section 34.1 and Section 34.2(b), this Lease shall terminate and expire on the Early Termination Date, as fully and completely as if the Early Termination Date had been definitively fixed herein as the Termination Date with respect to the Lease, and Tenant shall surrender possession of the Premises to Landlord on or before the Early Termination Date. Without limiting the foregoing, on or before the Early Termination Date, Tenant shall comply with all of the terms and conditions of this Lease which are applicable to Tenant’s surrender of the Premises, including, but not limited to, Section 7.5(a) and Article 24. If Tenant fails to surrender the Premises to Landlord on or before the Early Termination Date in accordance with the terms of this Lease, Landlord shall have all of its rights and remedies set forth in this Lease, including, without limitation, Section 24.3 hereof. 34.4 Upon request of Landlord, Landlord and Tenant shall execute and deliver an agreement memorializing the termination of this Lease pursuant to the terms of this Article 34; provided, however, the failure or refusal of Tenant to execute such agreement shall not affect the termination of this Lease pursuant to the terms of this Article 34.

56 124054739.9 34.5 In the event Tenant assigns this Lease or sublets all or any portion of the Premises to any person or entity (except for an assignment or sublet pursuant to Section 16.7 hereof), then the provisions of this Article 34 shall be deemed automatically null and void, and of no further force or effect. The early termination right granted to Tenant pursuant to this Article 34 shall be deemed personal to the Tenant named on the first page of this Lease and cannot be assigned separately from this Lease or in connection with an assignment of this Lease (except for an assignment pursuant to Section 16.7 hereof). ARTICLE 35 GENERATOR 35.1 Subject to the terms of this Article 35 and other applicable provisions of this Lease, Tenant may, at its sole cost and expense throughout the Term, install, maintain, repair, replace, alter and operate (i) an emergency electric generator and related equipment and facilities, including, without limitation, a concrete slab below the generator (collectively, the “Generator”) to provide a back-up electricity source for certain equipment used by Tenant in the Premises, in an area on the Property to be reasonably designated by Landlord (the “Generator Location Area”) and (ii) transmission lines, wires, cables, risers and conduits (collectively, “Generator Conduits”) through conduit space in the Building reasonably designated by Landlord for the operation of the Generator (the Generator and the Generator Conduits and any alterations thereto or replacements thereof being called herein collectively, the “Generator Equipment”). To exercise said right, Tenant shall submit to Landlord for its approval (which shall not be unreasonably withheld, conditioned, denied or delayed) (x) a detailed description of the proposed Generator Equipment and (y) plans and specifications in form reasonably satisfactory to Landlord for the Generator Equipment. Said plans and specifications shall be in compliance with all Legal Requirements and Insurance Requirements. Within fifteen (15) days after receipt of said description and said plans and specifications, Landlord shall notify Tenant whether Landlord approves or disapproves the installation of the proposed Generator Equipment. Tenant acknowledges that Landlord’s review and approval rights with respect to the Generator Equipment shall include, but shall not be limited to, consideration of the size, weight, affect on Building systems, affect on other tenants and occupants of the Building, aesthetics and manner of attachment and installation, and the affect on the character of the Property and Building; provided that all such criteria are limited to the specific Generator Equipment proposed and not to a generator generally. If Landlord disapproves the proposed Generator Equipment, Landlord shall specify the reasons for such disapproval in said notice. 35.2 Prior to commencing the installation of the Generator Equipment, Tenant shall obtain Landlord’s approval of the proposed contractor, which approval shall not be unreasonably withheld, conditioned or delayed, and Tenant shall deliver to Landlord a copy of all governmental approvals and permits required in connection with the installation of the Generator Equipment. Tenant agrees to construct the Generator Equipment strictly in accordance with the approved plans and specifications and to complete such work expeditiously, in a good and workmanlike manner, free and clear of all Liens and in compliance with all Legal Requirements and Insurance Requirements. Supplementing the foregoing, Tenant agrees further to comply with all other applicable provisions of this Lease with respect to the installation, maintenance, repair, alteration, use, operation and replacement of the Generator Equipment and access thereto, including, without limitation, Article 7, Article 10 and Article 11 hereof.

57 124054739.9 35.3 Tenant hereby covenants and agrees that (i) Tenant shall, at its sole cost and expense, comply with all Legal Requirements (including, without limitation, Environmental Laws) and Insurance Requirements and procure and maintain all necessary permits and approvals required in connection with the operation, installation, maintenance, repair, alteration and replacement of the Generator Equipment; (ii) the Generator Equipment shall not adversely affect, undermine or unreasonably interfere with the structure of the Building, the roof of the Building or any of the systems of the Building (including, without limitation, the electrical, plumbing, heating, ventilating, air conditioning and life safety systems); (iii) the Generator Equipment shall not unreasonably interfere with the use and enjoyment of the Building by other occupants of any portion thereof; (iv) Tenant shall, at its sole cost and expense, promptly repair any damage (whether structural or non-structural) caused to the Property or its fixtures, equipment and appurtenances by reason of the installation, maintenance, repair, alteration, replacement or operation of the Generator Equipment (or, at Landlord’s election, Landlord shall perform such repairs and Tenant shall reimburse Landlord for the costs thereof within thirty (30) days after receipt of demand therefor from Landlord); (v) the Generator Equipment shall not emit sound which is audible in any leasable areas of the Building other than the Premises or cause any vibration; (vi) Tenant shall pay any additional or increased insurance premiums incurred by Landlord, to the extent there is a quantifiable increase directly attributable to the installation and operation of the Generator Equipment, and shall obtain and pay for any additional insurance coverage for the benefit of Landlord in such amount and of such type as Landlord may reasonably require in connection with the Generator Equipment; (vii) Tenant shall cooperate, at Tenant’s cost and expense, with Landlord in connection with the maintenance, repair and replacement by Landlord of the Property, including without limitation, by temporarily moving the Generator, upon prior written notice from Landlord, to accommodate such maintenance, repair or replacement; (viii) Tenant shall, at its sole cost and expense, maintain the Generator Equipment in good order and condition and in compliance with all Legal and Insurance Requirements and (ix) unless the Generator runs on natural gas, Tenant shall maintain pollution legal liability insurance, covering claims for bodily injury and property damage both on-site and off-site, and cleanup costs arising from pollution conditions on or emanating from the Property, which insures both the Generator Equipment and Tenant’s operations thereof, in an amount of at least Two Million ($2,000,000) Dollars for each occurrence. The insurance maintained by Tenant pursuant to clause (ix) above shall comply with all of the provisions of this Lease that are applicable to the insurance maintained by Tenant pursuant to Section 14.1(a) hereof. 35.4 Tenant acknowledges that Tenant’s use of the Property and the conduit space in the Building pursuant to this Article 35 is a non-exclusive use, and Landlord may permit any person or entity to use any of the conduit spaces in the Building and any portion of the exterior of the Property, other than the Generator Location Area, for any purpose. Further, Landlord and its agents and representatives shall have the same rights with respect to the Generator Location Area that such parties have with respect to the Premises pursuant to Article 21, and Tenant shall have the same obligations with respect to Generator Location Area that Tenant has with respect to the Premises pursuant to Article 21. 35.5 Notwithstanding anything to the contrary contained in this Lease, Tenant shall remove the Generator Equipment prior to the expiration or earlier termination of the Term and repair any damage to the Property caused by the installation or removal of the Generator Equipment, all at Tenant’s sole cost and expense (or, at Landlord’s election, Landlord shall perform such repairs and Tenant shall reimburse Landlord for reasonable out-of-pocket costs thereof within thirty (30) days

58 124054739.9 after receipt by Tenant of Landlord’s demand therefor); provided, however, by written notice to Tenant at least thirty (30) days prior to the Expiration Date, Landlord may elect, in its sole discretion, to require Tenant to leave all or any portion of the Generator Equipment (as specified by Landlord) in place upon the Expiration Date. 35.6 Without limiting Tenant’s obligations under Section 14.3(a), Tenant shall indemnify, defend and hold Landlord and its members, directors, officers, agents and employees harmless from and against any and all liability, damages, claims, costs or expenses arising out of the installation, maintenance, operation, repair, alteration and replacement of any Generator Equipment, together with all costs, expenses and liabilities incurred in or in connection with each such claims or action or proceeding brought thereon (including, without limitation, all reasonable attorneys’ fees and expenses), except for such of the foregoing that arise from the negligence or willful misconduct of Landlord or its agents, servants or employees. Tenant’s obligations under this Section 35.6 shall survive the expiration or earlier termination of the Term. 35.7 Tenant shall pay all electric and any other utility costs relating to the Generator Equipment. Landlord shall have the right to require Tenant to pay such costs based on any reasonable method specified by Landlord, including, without limitation, if Landlord elects, tying, at Tenant’s expense, the Generator Equipment into the submeter serving the Premises pursuant to Section 6.1 hereof. Tenant shall pay such amounts in accordance with a schedule specified by Landlord or, if Landlord does not establish a schedule, within thirty (30) days after any written request made by Landlord. 35.8 Notwithstanding anything to the contrary contained herein, Landlord shall have the right, from time to time, with sixty (60) days’ notice to Tenant, to require Tenant to relocate Generator Equipment to other locations at the Property which are reasonably satisfactory to Landlord, provided that Landlord pays the actual reasonable costs and expenses incurred by Tenant to relocate such Generator Equipment or other improvements and facilities and such relocation does not materially adversely affect Tenant’s business. Landlord and Tenant shall reasonably cooperate with each other to coordinate the relocation of the Generator Equipment during periods in which the Generator Equipment is not then in use by Tenant. In the event of any relocation of any such Generator Equipment or other improvements pursuant to this Section 35.8, then within ten (10) days after request of Landlord, Landlord and Tenant shall enter into an amendment to this Lease memorializing such relocation; provided, however, Tenant’s failure or refusal to execute such amendment shall not affect any relocation pursuant to this Section 35.8. 35.9 The Generator Equipment shall be for the sole use of Tenant and for no other parties. Tenant shall not resell in any form the use of the Generator Equipment, including, without limitation, the granting of any licensing or other rights. 35.10 The rights granted to Tenant under this Article 35 are personal to the Tenant named in the heading of this Lease, and they cannot be assigned separately from this Lease or in connection with an assignment of this Lease (other than an assignment of this Lease pursuant to Section 16.7).

59 124054739.9 ARTICLE 36 ROOFTOP LABORATORY EQUIPMENT 36.1 Subject to the requirements of this Article 36 and other applicable provisions of this Lease, Tenant may, at its sole cost and expense throughout the Term install, maintain, repair, replace, alter and operate laboratory equipment serving Tenant’s Permitted Use on the Premises (the “Roof Top Equipment”) on a portion of the roof of the Building above the Premises as reasonably designated by Landlord (such area, “Tenant’s Roof Top Equipment Area”), and transmission lines, wires, cables, risers and conduits (collectively, “Equipment Conduits”) through conduit space in the Building reasonably designated by Landlord for the operation of the Roof Top Equipment (the Roof Top Equipment and the Equipment Conduits and any alterations thereto or replacements thereof being called herein collectively, the “Laboratory Equipment”). Tenant shall use the Laboratory Equipment only in connection with the business conducted by Tenant at the Premises and for no other purpose. 36.2 To exercise said right, Tenant shall submit to Landlord for its approval (which shall not be unreasonably withheld) (i) a detailed description of the proposed Laboratory Equipment and (ii) plans and specifications in form reasonably satisfactory to Landlord for the Laboratory Equipment. Said plans and specifications shall be in compliance with all Legal Requirements and Insurance Requirements. Within twenty (20) days after receipt of said description and said plans and specifications, Landlord shall notify Tenant whether Landlord approves or disapproves the installation of the proposed Laboratory Equipment. Tenant acknowledges that Landlord’s review and approval rights with respect to the Laboratory Equipment shall include, but shall not be limited to, consideration of the size, weight, affect on Building systems, affect on other tenants and occupants of the Building, aesthetics and manner of attachment and installation, and the affect on the character of the Property and Building; provided that all such criteria are limited to the specific Laboratory Equipment proposed and not to laboratory equipment generally. If Landlord disapproves the proposed Laboratory Equipment, Landlord shall specify the reasons for such disapproval in said notice. 36.3 Prior to commencing the installation of the Laboratory Equipment, Tenant shall obtain Landlord’s approval of the proposed contractor, which approval shall not be unreasonably withheld, conditioned or delayed, and Tenant shall deliver to Landlord a copy of all governmental approvals and permits required in connection with the installation of the Laboratory Equipment, if any. Tenant agrees to construct the Laboratory Equipment strictly in accordance with the approved plans and specifications and to complete such work expeditiously, in a good and workmanlike manner, free and clear of all Liens and in compliance with all Legal Requirements and Insurance Requirements. Supplementing the foregoing, Tenant agrees further to comply with all other applicable provisions of this Lease with respect to the installation, maintenance, repair, alteration, use, operation and replacement of the Laboratory Equipment and access thereto, including, without limitation, Article 7, Article 10 and Article 11 hereof. 36.4 Tenant hereby covenants and agrees that (i) Tenant shall, at its sole cost and expense, comply with all Legal Requirements and Insurance Requirements and procure and maintain all necessary permits and approvals required in connection with the operation, installation, maintenance, repair, alteration, replacement and removal of the Laboratory Equipment and maintain the Laboratory Equipment in a good and safe condition; (ii) the Laboratory Equipment shall not adversely affect, undermine or interfere with the structure of the Building, the roof system of the Building, any solar

60 124054739.9 panels installed on the roof of the Building, or any of the systems of the Building (including, without limitation, the electrical, plumbing, heating, ventilating, air conditioning and life safety systems); (iii) the Laboratory Equipment shall not interfere with the use and enjoyment of other areas of the Building by tenants, their employees and other occupants of the Building; (iv) the Laboratory Equipment shall not materially interfere with equipment (including, without limitation, telecommunications equipment and solar panels) used by Landlord or tenants, their employees and other occupants of the Building; (v) if the Laboratory Equipment interferes with equipment (including, without limitation, telecommunications equipment and solar panels) used by Landlord or tenants, their employees and other occupants of the Building, Tenant shall, at no cost or expense to Tenant and without diminishing any of Tenant’s rights under this Article 36, reasonably cooperate with Landlord in connection with eliminating the interference, (vi) Tenant shall, at its sole cost and expense, promptly repair any damage (whether structural or non-structural) caused to the roof or any other portion of the Property or its fixtures, equipment and appurtenances by reason of the installation, maintenance, repair, alteration, replacement or operation of the Laboratory Equipment (or, at Landlord’s election, Landlord shall perform such repairs and Tenant shall reimburse Landlord for the reasonable out-of-pocket costs thereof within thirty (30) days after receipt of demand therefor from Landlord); (vii) the Laboratory Equipment shall not emit sound which is audible in any leasable areas of the Building other than the Premises or cause any vibration; (viii) Tenant shall pay any additional or increased insurance premiums incurred by Landlord as a result of the installation of the Laboratory Equipment, to the extent there is a quantifiable increase directly attributable to the installation and operation of the Laboratory Equipment; (ix) the Laboratory Equipment, and Tenant’s installation thereof, shall not invalidate any warranties or guarantees relating to the roof of the Building; and (x) Tenant shall cooperate, at Tenant’s cost and expense, with Landlord in connection with the maintenance, repair and replacement by Landlord of the roof of the Building, including without limitation, by temporarily moving the Laboratory Equipment, upon prior written notice from Landlord, to accommodate such maintenance, repair or replacement. 36.5 Tenant acknowledges that Tenant’s use of the roof and the conduit space in the Building pursuant to this Article 36 is a non-exclusive use, and Landlord may permit any person or entity to use any of the conduit spaces in the Building and any portion of the roof of the Building, other than Tenant’s Roof Top Equipment Area, for any purpose. Further, Landlord and its agents and representatives shall have the same rights with respect to Tenant’s Roof Top Equipment Area that such parties have with respect to the Premises pursuant to Article 21, and Tenant shall have the same obligations with respect to Tenant’s Roof Top Equipment Area that Tenant has with respect to the Premises pursuant to Article 21. 36.6 Notwithstanding anything to the contrary contained in this Lease, Tenant shall remove the Laboratory Equipment upon the expiration or earlier termination of the Term and repair any damage to the roof of the Building or other portions of the Property caused by the installation or removal of the Laboratory Equipment, all at Tenant’s sole cost and expense (or, at Landlord’s election, Landlord shall perform such repairs and Tenant shall reimburse Landlord for reasonable out-of-pocket costs thereof within thirty (30) days after receipt by Tenant of Landlord’s demand therefor). Landlord shall have no liability to repair or maintain the Laboratory Equipment. 36.7 Tenant’s access to the roof of the Building shall be subject to Landlord’s reasonable security regulations. Landlord shall have the right to require, as a condition to access to the roof or

61 124054739.9 the Equipment Conduits, that Tenant or Tenant’s agents, contractors or employees at all times be accompanied by a representative of Landlord. 36.8 Without limiting Tenant’s obligations under Section 14.3, Tenant shall indemnify, defend and hold Landlord and its members, directors, officers, agents and employees harmless from and against any and all liability, damages, claims, costs or expenses arising out of the installation, maintenance, operation, repair, alteration and replacement of any Laboratory Equipment, together with all costs, expenses and liabilities incurred in or in connection with each such claims or action or proceeding brought thereon (including, without limitation, all reasonable attorneys’ fees and expenses), except for such of the foregoing that arise from the negligence or willful misconduct of Landlord or its agents, servants or employees. Tenant’s obligations under this Section 36.8 shall survive the expiration or earlier termination of the Term. 36.9 Tenant shall pay all electric and any other utility costs relating to the Laboratory Equipment. Landlord shall have the right to require Tenant to pay such costs based on any reasonable method specified by Landlord, including, without limitation, if Landlord elects (i) tying, at Tenant’s expense, the Laboratory Equipment into the submeter or check meter serving the Premises pursuant to Section 6.1 hereof, (ii) installing separate submeter(s) or check meters for the Laboratory Equipment, at Tenant’s expense or (iii) requiring Tenant to pay the costs based on a survey of consumption performed from time to time, at Tenant’s expense. Tenant shall pay such amounts in accordance with a schedule specified by Landlord or, if Landlord does not establish a schedule, within thirty (30) days after any request made by Landlord. ARTICLE 37 LANDLORD DEFAULT 37.1 In the event of any default by Landlord under this Lease, except as expressly set forth in Section 37.2 below, Tenant's exclusive remedy shall be an action for damages (subject to Section 14.5 of this Lease), but prior to any such action Tenant must give Landlord written notice specifying such default with particularity, and Landlord shall have thirty (30) days after receipt of such written notice in which to cure any such default; provided, however, if such default cannot, by its nature, be cured within such thirty (30) day period, then Landlord shall have such additional time as is reasonably necessary to cure such default, provided Landlord commences its cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion, not to exceed an additional sixty (60) days (a “Landlord Default”). 37.2 In the event of a Landlord Default related to Landlord’s obligation under this Lease to maintain any portion of the Premises which Landlord is obligated to maintain hereunder, and if not cured within fifteen (15) days, such default would materially and adversely affect Tenant’s use and occupancy of the Premises, or Tenant’s ability to conduct Tenant’s business in the Premises, then Tenant may cure the default at the expense of Landlord in accordance with the provisions hereof. All reasonable costs and expenses incurred by Tenant in connection with any such cure performed by Tenant in accordance with the provisions hereof shall be paid by Landlord to Tenant upon thirty (30) days’ notice, which notice shall include copies of all applicable invoices for which Tenant is requesting reimbursement, together with evidence that such costs have been paid in full by Tenant. If Landlord fails to pay any amounts due pursuant to this Section 37.2 within thirty (30) days pursuant to the preceding sentence, and such failure continues for an additional fifteen (15) days

62 124054739.9 after Landlord receives Tenant’s notice of such failure and of Tenant’s intent to exercise its offset right under this Section 37.2, then Tenant shall have the right, upon notice given to Landlord, to offset the amounts due from Landlord against the Basic Rent and Additional Rent next coming due hereunder until such amounts have been fully offset. In the event Tenant exercises its right to cure pursuant to this Section 37.2, all work performed by Tenant shall be conducted in a good and workmanlike manner in accordance with all applicable Legal Requirements and such work shall be in accordance with all other applicable provisions of this Lease, including the other provisions of Article 7. Tenant shall not interfere with the rights of other tenants or occupants of the Building in exercising or performing its cure right. [Remainder of page left blank intentionally.]

124054739.9 IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written. Landlord: 184 PROPERTY OWNER, LLC By:__________________________________ Name: Title: Tenant: AQUESTIVE THERAPEUTICS, INC. By:__________________________________ Name: Title:

Schedule A 124054739.9 SCHEDULE A LEGAL DESCRIPTION OF LAND

Schedule B 124054739.9

Schedule B 124054739.9 SCHEDULE B PREMISES

Schedule C-1 124054739.9 SCHEDULE C JANITORIAL SERVICES Landlord shall perform the following general office cleaning services between the hours of 6:00 p.m. and 7:00 AM., Monday through Friday, of each week (with the exception of Building Holidays) and said cleaning shall not be rescheduled by Tenant’s overtime or extraordinary use of the Building or Premises. A. Empty all wastepaper baskets. B. Sweep and/or dust-mop all hard surfaced flooring. C. Carpet sweep all areas requiring same. Said areas to be vacuumed clean twice weekly; conduct spot cleaning where necessary. D. Deposit all wastepaper from baskets in plastic bags (to be supplied by contractor), placing same in locations as shall be designated convenient for the removal thereof. Landlord shall not be responsible for the removal of large boxes, wooden pallets or excessive amounts of waste paper, office equipment of any kind including, but not limited to, cpu’s, monitors, copiers and facsimile machines. Tenant shall cooperate with recycling programs in effect, or which may be instituted at a later date. E. Within pantry area, if any, wipe down countertops and table tops daily and remove ordinary amounts of trash therefrom. F. Hand dust all desks, chairs, worktables, office furniture and equipment within normal arms reach, provided free of paperwork. G. Damp dust and wipe clean all glass tops, desks and tables (removing all finger marks and smudges from same). H. Wipe clean of finger marks and maintain all brass and other bright work. I. Wash and clean tops of water coolers and fountains and floors and wall areas surrounding same. J. Wisk brush all fabric covered furniture monthly. K. Instruct all employees to notify their supervisor, who in turn shall notify the proper designated representative of the Building, of any irregularity found in any office during the nightly tour of office cleaning.

Schedule C-2 124054739.9 L. After cleaning, all electric lamps are to be extinguished, office windows closed, office doors closed and Premises to be left in a neat and orderly condition. M. Ledges, mouldings, venetian blinds and other high dusting once per year. N. Clean inside of exterior windows once per year, provided window sills are free of articles and access is not restricted by Tenant.

Schedule D-1 124054739.9 SCHEDULE D FINISH WORK 1. Tenant hereby advises Landlord that Tenant desires to perform certain work (the “Finish Work”) to the Premises in accordance with the schematic drawings attached as Schedule D-1 hereto (the “Preliminary Plans”). Landlord hereby acknowledges that it has reviewed and approved the Preliminary Plans, subject to Landlord’s review and approval of the Working Plans (as defined below). 2. (a) As soon as reasonably possible after the date of execution of this Lease, but in no event later than sixty (60) days after the execution of this Lease, Tenant shall deliver to Landlord four (4) sets of working plans and specifications prepared in conformity with the Preliminary Plans, which working plans and specifications shall: (i) be prepared and stamped by a licensed professional engineer and/or architect both of whom have been approved by Landlord, such approval not to be unreasonably withheld; (ii) be in compliance with all applicable Legal Requirements; and (iii) include, without limitation, construction working drawings, mechanical, electrical, and plumbing drawings (MEPs), fire protection system, safety systems, and other technical specifications, and the finishing details, including without limitation a list of the types and quality of materials to be used in constructing the Finish Work, including Tenant’s selection of Landlord’s standard finishes, wall finishes, colors and technical and mechanical equipment installation, if any, detailing installation of the Finish Work. Landlord shall notify Tenant whether it approves or disapproves of such working plans and specifications within ten (10) Business Days after Landlord’s receipt thereof. If Landlord notifies Tenant of any objections to such working plans and specifications (such notice, an “Objection Notice”), Tenant shall make necessary revisions and resubmit the same to Landlord within ten (10) Business Days of Tenant’s receipt of the Objection Notice. Landlord shall approve or disapprove such revised working plans and specifications within five (5) Business Days after Tenant submits the same to Landlord. Landlord’s approval shall be evidenced by endorsement to that effect on one set of the working plans and specifications and the return of such signed set to Tenant. The working plans and specifications approved by Landlord are hereinafter referred to as the “Working Plans”. (b) If Tenant desires any changes to the Working Plans, Tenant shall submit such proposed changes to Landlord. Within five (5) Business Days after receipt of any proposed changes from Tenant, Landlord shall approve or reject such changes and, if rejecting such changes, shall state the reasons for such rejection. In the event of a rejection by Landlord of any proposed changes, Tenant may revise such changes and re-submit them pursuant hereto. All plans submitted by Tenant to Landlord must be signed and sealed. (c) Prior to commencing any of the Finish Work, Tenant shall notify Landlord in writing of the names of the contractors who will construct the Finish Work, and Tenant shall furnish to Landlord such other information as Landlord may reasonably request. Such contractors shall be approved in advance by Landlord, which approval shall not be unreasonably withheld. If Tenant’s contractors do not work in harmony with, or interfere with, other labor employed by Landlord or by Landlord’s contractors, or in the event of the occurrence of any work stoppage, strike or other labor dispute on the Property arising out of or in connection with Tenant’s contractors, then Landlord will have the right to require Tenant to remove or to cause the removal

Schedule D-2 124054739.9 of those contractors designated by Landlord. Tenant shall construct the Finish Work in a good and workmanlike manner and in compliance with all applicable Legal Requirements and Insurance Requirements and strictly in accordance with the Working Plans. In connection with the installation of the Finish Work, Tenant shall comply with other applicable provisions of this Lease, including, without limitation, Sections 7.3 and 7.4. (d) Prior to entering upon the Premises, Tenant shall submit proof to Landlord’s satisfaction that Tenant has in full force and effect the insurances required under Article 14 of the Lease. 3. (a) In connection with the Finish Work, Landlord agrees to pay to Tenant an amount equal to Nine Hundred Sixty Seven Thousand Two Hundred Fifty Dollars ($967,250.00) ($50.00 per rentable square foot of the Premises) (such amount being hereinafter referred to as the “Allowance”). Tenant acknowledges and agrees that the Allowance may be applied only against the actual reasonable out-of-pocket “Costs” incurred by Tenant in connection with the Finish Work. The term “Costs” means only (i) the cost of labor and materials and general conditions costs charged by the contractors performing the Finish Work and (ii) architectural and engineering fees and costs associated with construction drawings, design drawings, mechanical, electrical and plumbing (MEP) drawings and other plans required for permitting and permit fees (including the Working Plans), project manager fees and costs and other similar fees and costs, but otherwise not other “soft costs” (the costs in this clause (ii), “Soft Costs”). Notwithstanding the foregoing, no more than a total of $193,450.00 of the Allowance (the “Soft Cost Allowance”) shall be applied to Soft Costs and rent abatement as provided in Section 5 herein. The difference between $193,450.00 and the amount that Lessee is reimbursed on account of Soft Costs from the Allowance as part of the Finish Work is hereinafter referred to as the “Remaining Soft Cost Allowance”. (b) Landlord shall make payments to Tenant from the Allowance as the Finish Work progresses in accordance with the provisions hereof. To receive all or any part of Allowance, Tenant shall submit to Landlord a standard AIA requisition form as the Finish Work progresses, but, in any event, not more than once per month, together with (i) a certification from Tenant’s architect certifying that the portion of the Finish Work for which reimbursement has been sought has been completed substantially in accordance with the Working Plans, (ii) lien waivers from the general contractor in connection with such portion of the Finish Work for which reimbursement is being sought, (iii) evidence of the Costs for which reimbursement is being sought reasonably satisfactory to Landlord, and (iv) with respect to the final draw only, (y) a copy of the certificate of occupancy and/or any other permit or approval required in connection with the completion of the Finish Work and/or Tenant’s occupancy of the Premises, and (z) lien waivers from all contractors, subcontractors, suppliers and materialmen who performed work, furnished services or provided materials in connection with the Finish Work. Landlord shall pay the Allowance (or the applicable portion thereof) to Tenant within thirty (30) days after Landlord’s receipt of the above documentation. If Landlord has not paid the requested amount to Tenant within said thirty (30) day period, and such failure continues for thirty (30) days after Landlord receives notice thereof from Tenant and Tenant’s intention to offset the amount if not paid within thirty (30) days after Landlord’s receipt of Tenant’s second notice, then Tenant shall have the right to set off against the Basic Rent and Additional Rent first thereafter coming due, an amount equal to the amount requested by Tenant pursuant to this Section 3(b) and not paid by Landlord.

Schedule D-3 124054739.9 4. Within thirty (30) days after request from Tenant, which request shall include copies of applicable invoices for which Tenant is seeking reimbursement, Landlord shall reimburse Tenant for the actual costs incurred by Tenant for Tenant’s initial schematic drawings for the Premises in an amount not to exceed $2,901.75 (i.e., $00.15 per rentable square foot of the Premises). The costs paid by Landlord to Tenant pursuant to this Section 4 shall be deducted from the Allowance (but not the Soft Cost Allowance). 5. If after the Occupancy Date and after Landlord has reimbursed Tenant pursuant to Section 3(b) hereof for the Costs to perform the Finish Work, the Remaining Soft Cost Allowance has not been exhausted by the payment of Soft Costs, then, provided no Event of Default has occurred and is then continuing, Tenant shall be entitled to receive a credit against the Basic Rent in the amount of the Remaining Soft Cost Allowance. Such credit shall be applied against the Basic Rent first coming due hereunder after the Basic Rent Commencement Date until the credit amount is fully exhausted. If after application of the Remaining Soft Cost Allowance as a credit against the Basic Rent, or if Tenant elects not to apply the Remaining Soft Cost Allowance as a credit against Basic Rent, and after Landlord has reimbursed Tenant pursuant to Section 3(b) hereof for the Costs to perform the Finish Work, there is any remaining unexhausted Allowance (the “Remaining Allowance”), then such Remaining Allowance shall be made available to Tenant if Tenant exercises its option to Lease the Expansion Space pursuant to Articles 32 hereof, in order for Tenant to perform improvements to the Expansion Space.

Schedule D-4 124054739.9 SCHEDULE D-1 PRELIMINARY PLANS

STORAGE
285 SF
WELLNESS
12x10
OPEN
COLLAB
AREA
OFFICE
11'6X16
HUDDLE
14X16
TEL/ELEC RM
IT
10X16'6
CONF RM
22x16'6
MAIN ENTRY
RECEPTION
13'6X11
OFFICE
220v
COPY/PRINT
CAFE
13'x11'6
CONF
OFFICE
24'6X16
BOARDROOM
21'6X28'6
ROOF

KIMMERLE NEWMAN
ARCHITECTS, PA

architecture
planning
interiors

1109 Mt Kemble Road, Harding, NJ
NYC, Conn
973 538 8885

Aquesitive Therapeutics, Inc

3rd Floor, 184 Liberty
CENTER 78, WARREN, NJ
3.22.26

Schedule E-1 124054739.9 SCHEDULE E RULES AND REGULATIONS 1. The rights of Tenant in the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the Premises for the Tenant and Tenant’s Visitors, and Tenant shall not use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by Tenant and Tenant’s Visitors. Tenant shall not encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the Property and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as Landlord, in its sole and absolute discretion, deems best for the benefit of the tenants generally. 2. The cost of repairing any damage to the public portions of the Building and the Property or the public facilities or to any facilities used in common with other tenants, caused by Tenant or Tenant’s Visitors shall be paid by Tenant. 3. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge, if any, or not having a pass issued by Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building or the Property at any time shall, in the sole judgment of Landlord, be prejudicial to the safety, character, reputation and interests of the Building, the Property or its tenants may be denied access to the Building or the Property or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building and the Property during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property at the Property. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from Tenant, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of Tenant against the removal of property from the Premises. Landlord shall, in no way, be liable to Tenant for damages or loss under the provisions of this rule. 4. No awnings or other protections over or around the windows shall be installed by Tenant, and only such window blinds as are supplied or permitted by Landlord shall be used in the Premises. 5. There shall not be used in any space, or in the public halls or public portions of the Building, either by Tenant or Tenant’s Visitors, in the delivery or receipt of mail, parcels, merchandise, any hand trucks, except those equipped with rubber tires and side guards which have been approved by Landlord. Landlord may refuse admission to the Building to any person not complying with this requirement. No hand trucks will be allowed in passenger elevators. 6. All entrance doors in the Premises shall be locked when the Premises are not in use. Entrance doors shall not be left open at any time. All window blinds in the Premises shall be lowered when

Schedule E-2 124054739.9 reasonably required because of the position of the sun, during the operation of the Building air cooling system to cool or ventilate the Premises. 7. No noise, including the playing of any musical instruments, radio or television, which in the sole judgment of Landlord, might disturb other tenants in the Building shall be made or permitted by Tenant, and no cooling shall be done in the Premises, except as expressly approved in writing by Landlord. Nothing shall be done or permitted in the Premises, and nothing shall be brought into or kept in the Premises, which would impair or interfere with any of the Building Services or the proper and economic heating, cleaning or other servicing of the Building or the Premises or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by Tenant any ventilating, air cooling, electrical or other equipment of any kind which, in the sole judgment of Landlord, might cause any such impairment or interference. Except as permitted by the terms of the Lease, no dangerous, flammable, combustible or explosive object or material shall be brought into the Building or the Property by Tenant or with permission of Tenant. 8. Tenant shall not allow any cooking or food odors (if cooking is so permitted under its lease) to emanate from the Premises into other portions of the Building. Tenant agrees that it shall use, at it’s cost, a pest extermination contractor at such times or regular intervals as shall be necessary to prevent or eliminate infestation or otherwise as Landlord may reasonably require. Said extermination contractor shall be duly licensed and shall be approved in advance by Landlord. 9. No acids, vapors, coffee grinds, foreign substances or other materials shall be discharged or permitted to be discharged into the plumbing waste lines, vents or flues of the Building, which may obstruct or damage them. The water and wash closets and other plumbing fixtures in or servicing the Premises shall not be used for any purpose other than the purpose for which they were designed or constructed, and no sweeping, rubbish, rags, acids, coffee or other foreign substances shall be deposited therein. All damages to facilities within the Premises or to any Building facilities resulting from any misuse of the fixtures shall be borne by Tenant if Tenant or Tenant’s Visitors caused the same. 10. No signs, advertisements, notices or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises without the prior written consent of Landlord, except as set forth in the Lease. In the event of the violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to Tenant. 11. Tenant shall not engage or pay any employees in the Building, except those actually working for Tenant or occupant in the Building, nor advertise for laborers giving an address at the Building. 12. The requirements of Tenant will be attended to only upon application at the office of the Building Manager. Employees of Landlord or of Landlord’s managing agent shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of Landlord. 13. Tenant shall, at its expense, provide reasonable artificial light in the Premises for Landlord’s agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in the Premises.

Schedule E-3 124054739.9 14. Tenant’s Visitors shall not loiter nor shall they smoke in or around the hallways, stairways, elevators, entryways, vestibules, roof, restrooms, basement areas, loading docks, lobbies or any other part of the Building used in common by the occupants thereof. 15. If the Premises become infested with vermin, Tenant, at its expense, shall cause the Premises to be exterminated, from time to time, to the satisfaction of Landlord. 16. Except as expressly provided in the Lease, Tenant shall not mark, paint, drill into, or in any way deface any part of the Premises. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not lay linoleum, or other similar floor covering so that the same shall come in direct contact with the floor of the Premises and, if linoleum or other similar floor covering is desired to be used, an interlining of builder’s deadening felt shall be first affixed to the floor by a paste or other material, soluble in water. The use of cement or other similar adhesive material is expressly prohibited. 17. No additional locks and bolts of any kind shall be placed on any of the doors or windows by Tenant, except for a Secure Area, nor shall any changes be made in existing locks and mechanisms thereof. Tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost thereof. 18. No contract of any kind with any supplier of toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service shall be entered into by Tenant, nor shall any vending machine of any kind be installed in the Building without the prior written consent of Landlord. 19. Landlord shall have the right to prescribe the weight, size and position of all safes and other bulky or heavy equipment and all freight brought into the Building or the Property by Tenant and the time of moving the same in and out of the Building or the Property. All such moving shall be done under the supervision of Landlord. Landlord will not be responsible for loss of or damage to any such equipment or freight from any cause; but all damage done to the Building or Property by moving or maintaining any such equipment or freight shall be repaired at the expense of such tenant. All safes shall stand on a base of such size as shall be designated by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. 20. No machinery of any kind or articles of unusual weight or size will be allowed in the Building, without the prior written consent of Landlord. Business machines and mechanical equipment shall be placed and maintained by tenant, at tenant’s expense, in settings sufficient, in Landlord’s judgment, to absorb and prevent vibration, noise and annoyance to other tenants. 21. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Property.

Schedule E-4 124054739.9 22. Canvassing, soliciting and peddling in the Building and/or on the Property are prohibited, and Tenant shall cooperate to prevent the same. 23. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Property: (a) the exclusive right to the use of the name of the Property for all purposes, except that Tenant may use the name of the Property in its business address and for no other purpose; (b) the right to change the name or address of the Property, without incurring any liability to tenant for so doing; (c) the right to install and maintain a sign or signs on the exterior of the Property; (d) the exclusive right to use or dispose of the use of the roof of the Building, except as set forth in Article 36 of the Lease; (e) the exclusive right to limit the space on the directory of the Property to be allotted to Tenant; and (f) the right to grant to anyone the exclusive right to conduct any particular business or undertaking in the Property.

MIAMI 5386073.1 81417/45458 SCHEDULE F 124054739.9 SCHEDULE F INTENTIONALLY BLANK

MIAMI 5386073.1 81417/45458 SCHEDULE G 124054739.9 SCHEDULE G LOCATION OF RESERVED PARKING SPACES

MIAMI 5386073.1 81417/45458 SCHEDULE H 124054739.9 SCHEDULE H LOCATION OF MONUMENT SIGNS

MIAMI 5386073.1 81417/45458 2 124054739.9 SCHEDULE I FORM OF NON-DISTURBANCE AGREEMENT SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT THIS SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT (this "Agreement") is entered into as of April __, 2026 (the "Effective Date"), among Computershare Trust Company, National Association as Trustee, as successor-in- interest to Wells Fargo Bank, National Association, as Trustee, on behalf of the registered Holders of CSAIL 2017-CX9 Commercial Mortgage Trust, Commercial Mortgage Pass- Through Certificates, Series 2017-CX9 ("Lender"), whose address is Computershare Trust Company, National Association, 550 S. Tryon St., 25th Floor, Charlotte, NC 28202, Aquestive Therapeutics, Inc. ("Tenant"), whose address is 30 Technology Drive, Warren, New Jersey 07059, and 184 Property Owner, LLC, a Delaware limited liability company ("Landlord"), whose address is 53 Maple Avenue, Morristown, New Jersey 07960, with reference to the following facts: A. Landlord owns the real property commonly known as Block 5, Lot 1.01 on the official tax map of Township of Warren and having a street address of 184 Liberty Corner Road, Warren, New Jersey 07059, such real property, including all buildings, improvements, structures and fixtures located thereon, (all or any portion thereof being referred to herein as the "Landlord's Premises"), as more particularly described on Exhibit A. B. Natixis Real Estate Capital LLC ("Original Lender") made a loan to Landlord (the "Loan"). C. To secure the Loan, Landlord encumbered Landlord's Premises by entering into that certain Mortgage, Assignment of Leases and Rents and Security Agreement in favor of Original Lender (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the "Security Instrument") recorded in the applicable land records of Warren County, New Jersey. D. Lender is now the holder of the Security Instrument and has authority to enter into this Agreement. E. Pursuant to that certain Lease Agreement dated as of as of the date hereof, together with any amendments, modifications and renewals approved in writing by Lender to the extent such approval is required by the Security Instrument (the "Lease"), Landlord demised to Tenant a portion of Landlord's Premises ("Tenant's Premises"). F. Lender has been requested by Landlord and Tenant to enter into this Agreement, and Tenant and Lender desire to agree upon the relative priorities of their interests in Landlord's Premises and their rights and obligations if certain events occur. NOW, THEREFORE, for good and sufficient consideration, Tenant and Lender agree:

MIAMI 5386073.1 81417/45458 3 124054739.9 1. Definitions. The following terms shall have the following meanings for purposes of this Agreement: 1.1. "Construction-Related Obligation" means any obligation of Former Landlord (as hereinafter defined) under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work at Landlord's Premises, including Tenant's Premises. "Construction-Related Obligation" shall not include: (a) reconstruction or repair following any fire, casualty or condemnation which occurs after the date of a Foreclosure Event, but only to the extent of the insurance or condemnation proceeds actually received by Successor Landlord for such reconstruction and repair, less Successor Landlord’s actual expenses in administering such proceeds; or (b) day-to-day maintenance and repairs. 1.2. "Foreclosure Event" means (a) foreclosure under the Security Instrument as a result of which Successor Landlord becomes owner of Landlord's Premises; (b) any other exercise by Lender of rights and remedies (whether under the Security Instrument or under applicable law, including bankruptcy law) as holder of the Loan and/or the Security Instrument, as a result of which Successor Landlord becomes owner of Landlord's Premises; or (c) delivery by Former Landlord to Lender (or its designee or nominee) of a deed or other conveyance of Former Landlord's interest in Landlord's Premises in lieu of any of the foregoing. 1.3. "Former Landlord" means Landlord and/or any other party that was landlord under the Lease at any time before the occurrence of a Foreclosure Event. 1.4. "Offset Right" means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant's payment of Rent or performance of Tenant's other obligations under the Lease, arising (whether under the Lease or other applicable law) from acts or omissions of Former Landlord and/or from Former Landlord's breach or default under the Lease. 1.5. "Rent" means any fixed rent, base rent or additional rent under the Lease. 1.6. "Successor Landlord" means any party that becomes owner of Landlord's Premises as the result of a Foreclosure Event. 1.7. "Termination Right" means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Former Landlord's breach or default under the Lease. 2. Subordination. The Lease, and all right, title and interest of the Tenant thereunder and of the Tenant to and in the Landlord's Premises, are, shall be, and shall at all times remain, subject and subordinate to the lien imposed by the Security Instrument and all advances made under the Security Instrument. 3. Payment to Lender. In the event Tenant receives written notice (the "Rent Payment Notice") from Lender or from a receiver for the Landlord’s Premises that there has been a default under the Security Instrument and that rentals due under the Lease are to be paid to Lender or to the receiver

MIAMI 5386073.1 81417/45458 4 124054739.9 (whether pursuant to the terms of the Security Instrument or of that certain Assignment of Rents and Leases executed by Landlord as additional security for the Loan), Tenant shall pay to Lender or to the receiver, as applicable, or shall pay in accordance with the directions of Lender or of the receiver, all Rent and other monies due or to become due to Former Landlord under the Lease, notwithstanding any contrary instruction, direction or assertion of Former Landlord. Former Landlord hereby expressly and irrevocably directs and authorizes Tenant to comply with any Rent Payment Notice, notwithstanding any contrary instruction, direction or assertion of Former Landlord, and Former Landlord hereby releases and discharges Tenant of and from any liability to Former Landlord on account of any such payments. The delivery by Lender or the receiver to Tenant of a Rent Payment Notice, or Tenant's compliance therewith, shall not be deemed to: (i) cause Lender to succeed to or to assume any obligations or responsibilities as landlord under the Lease, all of which shall continue to be performed and discharged solely by the applicable Former Landlord unless and until a Foreclosure Event has occurred pursuant to this Agreement; or (ii) relieve the applicable Former Landlord of any obligations under the Lease. Tenant shall be entitled to rely on any Rent Payment Notice. Tenant shall be under no duty to controvert or challenge any Rent Payment Notice. Tenant's compliance with a Rent Payment Notice shall not be deemed to violate the Lease. Tenant shall be entitled to full credit under the Lease for any Rent paid to Lender or the receiver pursuant to a Rent Payment Notice to the same extent as if such Rent were paid directly to Former Landlord. 4. Nondisturbance, Recognition and Attornment. 4.1. No Exercise of Security Instrument Remedies against Tenant. So long as (i) the Lease has not expired or otherwise been validly terminated by Former Landlord and (ii) there is no existing default under or breach of the Lease by Tenant that is continuing beyond the expiration of any applicable notice and cure periods (an "Event of Default"), Lender shall not name or join Tenant as a defendant in any exercise of Lender's rights and remedies arising upon a default under the Security Instrument unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Former Landlord or prosecuting such rights and remedies. In the latter case, Lender may join Tenant as a defendant in such action only for such purpose and not to terminate the Lease or otherwise diminish or interfere with Tenant's rights under the Lease or this Agreement in such action. 4.2. Nondisturbance and Attornment. So long as (i) the Lease has not expired or otherwise been validly terminated by Former Landlord, (ii) an Event of Default has not occurred and (iii) no condition exists which would cause or entitle Former Landlord to terminate the Lease on its terms, or to dispossess the Tenant that would not be an Event of Default, then, if and when Successor Landlord takes title to Landlord's Premises on account of a Foreclosure Event: (a) Successor Landlord shall not terminate or disturb Tenant's possession of Tenant's Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (b) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (c) Tenant shall recognize and attorn to Successor Landlord as Tenant's direct landlord under the Lease as affected by this Agreement; (d) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant; and (e) Successor Landlord shall have all the rights and remedies of the landlord under the Lease, including, without limitation, rights or remedies arising by reason of any Event of Default by Tenant under the Lease, whether occurring before or after the Successor Landlord takes title to the Landlord's Premises.

MIAMI 5386073.1 81417/45458 5 124054739.9 4.3. Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Security Instrument, neither Lender nor Successor Landlord shall be liable for or bound by any of the following matters: a. Claims against Former Landlord. Any Offset Right or Termination Right that Tenant may have against any Former Landlord relating to any event or occurrence before the occurrence of a Foreclosure Event, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the occurrence of a Foreclosure Event. The foregoing shall not limit Tenant's right to exercise against Successor Landlord any Offset Right or Termination Right otherwise available to Tenant because of events occurring after the date of attornment, or for events occurring prior to the date of attornment but continuing following the date of attornment and notice to Successor Landlord. b. Construction-Related Obligations. Any Construction-Related Obligation of Former Landlord. c. Prepayments. Any payment of Rent that Tenant may have made to Former Landlord for more than thirty (30) days in advance except as specifically provided in the Lease the current month. d. Payment; Security Deposit. Any obligation: (a) to pay Tenant any sum(s) that any Former Landlord owed to Tenant (except in connection with an Offset Right governed by subsection [a] hereinabove); or (b) with respect to any security deposited with Former Landlord, unless such security was actually delivered to Lender or to Successor Landlord. e. Modification, Amendment or Waiver. Any modification or amendment of the Lease, or any waiver of any terms of the Lease, made without Lender's written consent. f. Surrender, Cancellation or Termination. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed between Former Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease. g. Partial Lease Assignment. Any assignment of one or more provisions of the Lease or the beneficial interest therein not constituting the whole of the Lease. h. Covenants. Any covenants or obligations of or applicable to Former Landlord to the extent they apply to or affect any property other than Landlord's Premises. 5. Lender's Right to Cure. 5.1. Notice to Lender. Copies of all notices and other communications given by Tenant to Former Landlord of a breach of or default under the Lease by Former Landlord shall also be simultaneously provided to Lender. Notwithstanding anything to the contrary in the Lease or this Agreement or the Security Instrument, before exercising any Termination Right or Offset Right, Tenant shall provide Lender with notice of the breach or default by

MIAMI 5386073.1 81417/45458 6 124054739.9 Former Landlord giving rise to same (the "Default Notice") and, thereafter, the opportunity to cure such breach or default as provided for below. 5.2. Lender's Cure Period. After Lender receives a Default Notice, Lender shall have a period of thirty (30) days following receipt of the Default Notice, or, in the event that such cure cannot be completed within such cure period, Lender shall have such reasonable period of time as is required to diligently prosecute such cure to its completion. Lender shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Former Landlord. 6. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement, the Lease shall be deemed to have been automatically amended to provide that Successor Landlord's obligations and liabilities under the Lease shall never extend beyond Successor Landlord's (or its successors' or assigns') interest, if any, in Landlord's Premises from time to time, including insurance and condemnation proceeds (except to the extent reinvested in the Landlord's Premises), Successor Landlord's interest in the Lease, and the proceeds from any sale or other disposition of Landlord's Premises by Successor Landlord (collectively, "Successor Landlord's Interest"). Tenant shall look exclusively to Successor Landlord's Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord's Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord. 7. Miscellaneous. 7.1. Notices. All notices or other communications required or permitted under this Agreement shall be in writing and given by certified mail, return receipt requested, postage prepaid or by nationally recognized overnight courier service (such as FedEx or UPS) that regularly maintains records of items delivered or attempted to be delivered or attempted to be delivered. All notices to Lender shall be delivered to Lender at the address set forth in the opening paragraph of this Agreement, subject to change by notice under this paragraph. All notices to Tenant shall be delivered to Tenant at the address set forth in the opening paragraph of this Agreement, subject to change by notice under this paragraph. Notices shall be effective on the third (3rd) business day after mailing if sent by U.S. Mail and the next business day if sent by overnight courier service. Notices shall be deemed given if delivery is refused or if the party to whom the notice is addressed is not readily found at the applicable address. 7.2. Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns. Upon assignment of the Security Instrument by Lender, all liability of the Lender/assignor shall terminate. 7.3. Entire Agreement. This Agreement constitutes the entire agreement between Lender and Tenant and Landlord regarding the subordination of the Lease to the Security Instrument and the rights and obligations of Tenant, Lender and Landlord as to the subject matter of this Agreement.

MIAMI 5386073.1 81417/45458 7 124054739.9 7.4. Interaction with Lease and with Security Instrument. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of non-disturbance agreements by the holder of the Security Instrument. Lender confirms that Lender has consented to Landlord's entering into the Lease. 7.5. Lender's Rights and Obligations. a. Except as expressly provided for in this Agreement, Lender shall have no obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Lender under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement. b. Neither this Agreement, the Security Instrument or any of the related loan documents, nor the Lease shall, prior to any acquisition of Landlord's Premises by Lender, operate to give rise to or create any responsibility or liability for the control, care, management or repair of the Landlord's Premises upon the Lender, or impose responsibility for the carrying out by Lender of any of the covenants, terms or conditions of the Lease, nor shall said instruments operate to make Lender responsible or liable for any waste committed on the Landlord's Premises by any party whatsoever, or for dangerous or defective conditions of the Landlord's Premises, or for any negligence in the management, upkeep, repair or control of the Landlord's Premises, which may result in loss, injury or death to Tenant, or to any tenant, licensee, invitee, guest, employee, agent or stranger. c. Lender may assign to any person or entity its interest under the Security Instrument and/or the related loan documents, without notice to, the consent of, or assumption of any liability to, any other party hereto. In the event Lender becomes the Successor Landlord, Lender may assign to any other party its interest as the Successor Landlord without the consent of any other party hereto. 7.6. Landlord's Rights and Obligations. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Former Landlord under the Lease, including upon the occurrence of an Event of Default by Tenant under the Lease. This Agreement shall not alter, waive or diminish any of Former Landlord's obligations under the Security Instrument, any of the related loan documents, or the Lease. 7.7. Option or Right to Purchase Landlord's Premises or the Loan. Notwithstanding any other provision contained herein, this Agreement does not constitute an agreement by nor a consent of Lender to any provision whatsoever in the Lease allowing or providing for any right or option to Tenant, any affiliate of Tenant or any successor or assignee of Tenant to purchase, in whole or in part, either Landlord's Premises or the Loan or any of the instruments or documents evidencing the Loan or securing payment of the Loan and neither Lender nor any assignee of or successor to Lender shall be bound in any way by any such right or option.

MIAMI 5386073.1 81417/45458 8 124054739.9 7.8. Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the state where the Landlord's Premises are located, excluding its principles of conflict of laws. 7.9. Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the parties hereto. 7.10. Due Authorization. Each party represents that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. 7.11. Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. 7.12. Attorneys' Fees. All costs and attorneys' fees incurred by the prevailing party in the enforcement hereof shall be paid by the non-prevailing party. 7.13. Headings. The headings in this Agreement are intended to be for convenience of reference only, and shall not define the scope, extent or intent or otherwise affect the meaning of any portion hereof. 7.14. WAIVER OF JURY TRIAL. THE LENDER, THE TENANT AND THE LANDLORD EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AFTER CAREFUL CONSIDERATION AND AN OPPORTUNITY TO SEEK LEGAL ADVICE, WAIVE THEIR RESPECTIVE RIGHTS TO HAVE A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF OR IN ANY WAY CONNECTED WITH ANY OF THE PROVISIONS OF THIS AGREEMENT, OR ANY OTHER DOCUMENTS EXECUTED IN CONJUNCTION HEREWITH, ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, THE LANDLORD'S PREMISES, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LANDLORD, TENANT OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT. (REMAINDER OF PAGE LEFT INTENTIONALLY BLANK)

MIAMI 5386073.1 81417/45458 SCHEDULE I-8 124054739.9 IN WITNESS WHEREOF, this Agreement has been duly executed by Lender, Tenant and Landlord as of the Effective Date. LENDER: Computershare Trust Company, National Association as Trustee, as successor-in-interest to Wells Fargo Bank, National Association, as Trustee, on behalf of the registered Holders of CSAIL 2017- CX9 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017- CX9 By: Name: Title: STATE OF NEW JERSEY ) ) :ss. COUNTY OF __________ ) On the ____ day of _____________, 2026, before me, the undersigned, a Notary Public in and for said state, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity on behalf of the entity specified above, and that by his signature on the instrument, the individual executed the instrument on behalf of said entity. IN WITNESS WHEREOF, I hereunto set my hand and official seal. _________________________________________ Notary Public (SIGNATURES CONTINUE ON FOLLOWING PAGE)

MIAMI 5386073.1 81417/45458 SCHEDULE I-9 124054739.9 TENANT: AQUESTIVE THERAPEUTICS, INC. By: Name: Title: STATE OF NEW JERSEY ) ) :ss. COUNTY OF __________ ) On the ____ day of _____________, 2026, before me, the undersigned, a Notary Public in and for said state, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity on behalf of Aquestive Therapeutics, Inc., and that by his signature on the instrument, the individual executed the instrument on behalf of said entity. IN WITNESS WHEREOF, I hereunto set my hand and official seal. _________________________________________ Notary Public (SIGNATURES CONTINUE ON FOLLOWING PAGE)

MIAMI 5386073.1 81417/45458 SCHEDULE I-10 124054739.9 LANDLORD: 184 PROPERTY OWNER, LLC By: Name: Title: STATE OF NEW JERSEY ) ) :ss. COUNTY OF __________ ) On the ____ day of _____________, 2026, before me, the undersigned, a Notary Public in and for said state, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity on behalf of 184 Property Owner, LLC, and that by his signature on the instrument, the individual executed the instrument on behalf of said entity. IN WITNESS WHEREOF, I hereunto set my hand and official seal. _________________________________________ Notary Public (END OF SIGNATURES)

MIAMI 5386073.1 81417/45458 SCHEDULE I-11 124054739.9 EXHIBIT A

MIAMI 5386073.1 81417/45458 SCHEDULE I-12 124054739.9

MIAMI 5386073.1 81417/45458 SCHEDULE J-1 124054739.9 SCHEDULE J FLOOR PLAN OF EXPANSION SPACE

MIAMI 5386073.1 81417/45458 SCHEDULE J-2 124054739.9

MIAMI 5386073.1 81417/45458 SCHEDULE K-1 124054739.9 SCHEDULE K FLOOD RISK NOTICE This Notice is provided pursuant to N.J.S.A.46:8-50, and is applicable to the rental property located at: 184 Liberty Corner Road, Warren, New Jersey Township of Warren, County of Somerset, Block 5, Lot 1.01 1. Is any or all of the rental property located wholly or partially in the Special Flood Hazard Area (“100-year/1% Annual Chance Flood Plain”) according to FEMA’s current flood insurance rate maps for the leased premises area? Yes, effective map X_ Yes, preliminary map No ___ 2. Is any or all of the rental property located wholly or partially in a Moderate Risk Flood Hazard Area (“500-year/0.2% Annual Chance Flood Plain”) according to FEMA’s current flood insurance rate maps for the leased premises area? Yes, effective map X_ Yes, preliminary map No 3. Has the rental premises or any portion of the parking areas of the real property containing the rental premises subject to the lease ever experienced any flood damage, water seepage, or pooled water due to a natural flood event? Yes No X Unknown If the answer is Yes, how many times has such an event occurred: If the answer is Yes, describe each such event, including date of event: 184 Property Owner, LLC By: Name: Title: NOTE: Flood risks in New Jersey are growing due to the effects of climate change. Coastal and inland areas may experience significant flooding now and in the near future, including in places that were not previously known to flood. For example, by 2050, it is likely that sea-level rise will meet or exceed 2.1 feet above 2000 levels, placing over 40,000 New Jersey

MIAMI 5386073.1 81417/45458 SCHEDULE K-2 124054739.9 properties at risk of permanent coastal flooding. In addition, precipitation intensity in New Jersey is increasing at levels significantly above historic trends, placing inland properties at greater risk of flash flooding. These and other coastal and inland flood risks are expected to increase within the life of a typical mortgage originated in or after 2020. To learn more about these impacts, including the flood risk to your property, visit flooddisclosure.nj.gov. To learn more about how to prepare for a flood emergency, visit nj.gov/njoem/plan- prepare/floods. FLOOD INSURANCE: Flood insurance may be available to renters through FEMA’s National Flood Insurance Program to cover your personal property and contents in the event of a flood. A standard renter's insurance policy does not typically cover flood damage. You are encouraged to examine your policy to determine whether you are covered.

-i- APPENDIX I DEFINITIONS As used in this Lease, the following terms have the following meanings: Actual Knowledge: means the actual (as opposed to implied or constructive) knowledge of Matthew Lavell and shall not be construed, by imputation or otherwise, to impose any duty to investigate the matter as to which such actual knowledge or absence thereof pertains. Matthew Lavell shall not have personal liability hereunder. Additional Rent: defined in Section 3.2. Allowance: defined in Schedule D. Annual Expense Reconciliation: defined in Section 5.4. Applicable Holdover Percentage: defined in Section 24.3. Bankruptcy Code: Title 11 of the United States Code, as amended, and all rules and regulations promulgated pursuant thereto. Base CAM Expenses: Landlord’s CAM Expenses for the Base Period. Base Insurance Expenses: Insurance Expenses for the Base Period. Base Operating Expenses: Landlord’s Operating Expenses for the Base Period, which shall equal the Base CAM Expenses plus the Base Insurance Expenses. Base Period: defined in the Basic Lease Provisions. Base Taxes: those Taxes levied, assessed or imposed upon the Property for the Base Period. Basic Rent: defined in the Basic Lease Provisions. Basic Rent Commencement Date: defined in the Basic Lease Provisions. Basic Rent Payment Date: the first day of each consecutive calendar month during the Term. Brokers: defined in the Basic Lease Provisions Building: defined in the Basic Lease Provisions. Building Communications: defined in Article 26.

TABLE OF CONTENTS (continued) Page -ii- Building Holidays: Saturday after 1:00 PM, Sunday, New Year’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving and Christmas Day. Building Hours: 8:00 AM to 6:00 PM, Monday through Friday, and 9:00 AM to 1:00 PM on Saturdays, except for Building Holidays. Building Services: defined in Section 9.1. Business Day: means any day other than a Saturday, Sunday or those days observed as legal holidays by the U.S. federal government. Commencement Date: defined in the Basic Lease Provisions. Commission: defined in Article 25. Commission Agreement: defined in Article 25. Common Areas: those areas of the Property, wherever located, which have been designated and improved from time to time for the common use by or for the benefit of more than one occupant of the Property or which are used in connection with the maintenance or operation of the Property, including, without limitation, all parking areas, roadways, curbs, sidewalks, medians, landscaped areas and planters; all porch and lobby areas; corridors; hallways; passageways; public restrooms; security stations; storage, equipment, machine, meter, mechanical, plumbing, computer, telephone and electrical rooms, stations, conduit, shafts, raceways and the like; common lounges, kitchen areas, conference and meeting rooms (including furniture, fixtures and equipment appurtenant thereto); stairs, ramps, elevators, truck serviceways; loading areas; trash disposal facilities; cafeteria and fitness center; and with respect to all the foregoing, all equipment and appurtenances thereto; but excluding all portions of the Property which are designated and intended for the use by a single occupant of the Property. The definition of Common Areas shall not be construed as a representation or warranty that any such areas are or from time to time will be available at the Property. Controllable CAM Expenses: means only the following costs and expenses: (i) costs and expenses incurred under a service contract for regular and routine window washing services, (ii) costs and expenses incurred under a service contract for regular and routine servicing of heating, ventilating and air conditioning equipment, (iii) costs and expenses incurred under a service contract for regular and routine grounds maintenance, except that snow removal costs are not considered Controllable Operating Expenses, (iv) costs and expenses incurred under a service contract for regular and routine life safety system servicing and maintenance, (v) costs and expenses incurred pursuant to a service contract for regular and routine pest control services, (vi) costs and expenses incurred pursuant to a service contract for routine security services, and (vii) wages and salaries of administrative personnel. For the avoidance of doubt, each of the following are not included in Controllable Operating Expenses: (a) costs and expenses for maintenance or

TABLE OF CONTENTS (continued) Page -iii- other services the need for which could not reasonably have been foreseen, (b) the amortization of costs of capital improvements permitted to be included in Landlord’s Operating Expenses, and (c) cost increases associated with union labor, it being understood that if union labor is utilized in the future in lieu of non-union labor, increases in costs associated with the union labor shall not be Controllable Operating Expenses. Costs: defined in Schedule D. Early Termination Date: defined in Section 34.1. Early Termination Notice Deadline: defined in Section 34.1. Emergency: defined in Section 19.1. Environmental Laws: all current and future statutes, regulations, codes and ordinances of any governmental entity, authority, agency and/or department relating to (i) air emissions, (ii) water discharges, (iii) noise emissions, (iv) air, water or ground pollution or (v) any other environmental or health matter. Event of Default: defined in Section 19.1. Environmental Report: means that certain Phase I Environmental Site Assessment Report dated September 6, 2011, prepared by American Survey and Mapping, Inc. d/b/a Fidelity Due Diligence Services and bearing ASM/FDDS File No. 11-0054. Equipment Conduits: defined in Section 36.1. Excusable Delay: any delay caused by governmental action, or lack thereof; shortages or unavailability of materials, without reasonable substitutes; labor disputes (including, but not limited to, strikes, slow downs, job actions, picketing and/or secondary boycotts); fire, explosion or other casualty; delays in transportation; delays due to adverse weather conditions; acts of God; directives or requests by any governmental entity, authority, agency or department; any court or administrative orders or regulations; adjustments of insurance; acts of declared or undeclared war, warlike conditions in this country, acts of terrorism, public disorder, riot or civil commotion; or by anything else beyond the reasonable control of Landlord, including delays caused directly or indirectly by an act or a failure to act by Tenant or Tenant’s Visitors. Expansion Space: defined in Section 32.1(a). Expansion Space Amendment: defined in Section 32.1(a). Expansion Space Basic Rent Commencement Date: defined in Section 32.1(b). Expansion Space Commencement Date: defined in Section 32.1(a).

TABLE OF CONTENTS (continued) Page -iv- Extra Hours: defined in Section 9.1. Extra Hours Charge: defined in Section 9.1. Extension Period: defined in Section 31.1. Fair Market Rental Value: defined in Section 31.2. Finish Work: defined in Schedule D. First Extension Period: defined in Section 31.1. Flood Risk Notice: defined in Section 29.11. Generator: defined in Section 35.1. Generator Conduits: defined in Section 35.1. Generator Equipment: defined in Section 35.1. Generator Location Area: defined in Section 35.1. Increase Limitation: defined in Section 5.9. Insurance Expenses: mean the cost of premiums and other charges for fire, other casualty, rent and liability insurance covering the Property and any other insurance covering the Property and the Building. Insurance Requirements: all terms of any insurance policy maintained by Landlord with respect to the Property and all requirements of the National Board of Fire Underwriters (or any other body exercising similar function) applicable to or affecting all or any part of the Property. ISRA: Industrial Site Recovery Act of the State of New Jersey, N.J.S.A. 13:1 K-6 et seq. and the regulations promulgated thereunder, together with any amendments thereto and/or substitutions thereof. Janitorial Services: defined in Section 9.7(a). Laboratory Equipment: defined in Section 36.1. Land: defined in the Basic Lease Provisions. Landlord: the party defined as such in the first paragraph of this Lease, including at any time after the date hereof, the then owner of Landlord’s interest in the Property.

TABLE OF CONTENTS (continued) Page -v- Landlord’s CAM Expenses. the total costs incurred by Landlord for operating, maintaining, repairing and managing the Property and all improvements, fixtures and equipment from time to time constituting the Building, Common Areas, and the Property and all appurtenances thereto. Excluding debt service, the cost incurred by Landlord in operating and maintaining the Building and the Property include, but are not limited to: (i) commercially reasonable management fees, or if the managing agent is affiliated with Landlord, the fees that would customarily be charged by an independent first class managing agent; (ii) the costs of operating (other than the cost of gas and electricity consumed thereby), cleaning, maintaining, repairing, restoring and replacing (except to the extent proceeds of insurance or condemnation awards are available therefor), or otherwise providing the following: air cooling, heat and ventilating equipment and systems (including any energy management and building management systems); elevator systems and equipment; all parking areas, roadways, curbs, sidewalks, medians, planters (including repairs and resurfacing thereof); utility supply systems, drainage and sanitary sewerage systems, water supply lines, wells, emergency generators, fire sprinkler and fire suppression systems, security and alarm systems and services (including maintenance, repairs and replacements thereof); maintenance and repair of vehicles and other tools and equipment (used exclusively at the Property); laundry and towel service; Property identification signs, public address systems; the roof, walls, windows, doors, ceilings and floors of the Building; sweeping, cleaning, snow removal (including, but not limited to, snow removal from the roof of the Building and the roof of any other building on the Property) and line painting of all parking areas and roadways; landscaping services (including replacement of trees, shrubs, and other plantings); Janitorial Services and window cleaning; supplies; removal of garbage and other refuse; painting, redecorating or other work which is standard for or periodically performed in the Building; providing on and off site traffic direction and parking control; the cost of repair of any casualty to the extent not covered by insurance; total compensation and benefits (including premiums for workmen’s compensation and other insurance and taxes, including social security taxes and payroll taxes, which may be levied against Landlord in respect of such compensation and benefits) paid to or on behalf of personnel employed at the Property; licenses, permit and inspection fees; parking area surcharges or levies; and rent paid for the leasing of any equipment used in the operation, maintenance and repair contemplated herein; any taxes now or hereafter imposed upon Landlord with respect to operating expenses as contemplated herein; accounting and legal fees; any sales, use or service taxes incurred in connection with the operation of the Property; seasonal decorations and promotional events for the Building or the Property; the net amount incurred by Landlord in connection with the operating or maintaining of any specialty use or service such as a gym or cafeteria; any costs, expenses or other amounts incurred under any easement, reciprocal easement agreement, declaration of covenants or other similar encumbrance; (iii) all utility and energy costs, including any fuel surcharges or adjustments with respect thereto, incurred for water, sewer, or other utilities (other than the cost of the gas and electricity to operate the air cooling, heat and ventilation systems and any other systems of the Building and the cost of the gas and electricity consumed in the Common Areas) for the Building and Property (not separately billed to a tenant at the Property), and (iv) capital improvements amortized over the useful life of the such improvement (but, in each Lease Year there shall be included only the amortized portion of such capital improvements). The above definition of Landlord’s CAM Expenses shall not be construed

TABLE OF CONTENTS (continued) Page -vi- as a representation or warranty that items of equipment, facilities or services listed therein are or from time to time will be in existence or available at the Property. Landlord’s CAM Expenses shall not include: (a) brokerage fees and/or commissions, advertising expenses and expenses for leasing and renovating space for tenants; (b) gas and electricity charges paid or reimbursed to Landlord by any tenant of the Building, including charges attributable to Extra Hours heat, ventilation or air-cooling for Tenant or other tenants of the Building; (c) compensation and benefits payable to employees not directly attributable to the Property, (d) capital expenses attributable to tenant fit-up expenses or for painting, redecorating or other work which Landlord, at its sole expense is required to perform exclusively for Tenant or for any other tenant in leased areas of the Building; (e) off-site improvements unrelated to operation of the Property; (f) capital expenses attributable to the expansion of Building and the Property; (g) any capital improvements that are not amortized over the useful life of the improvement; (h) expenses for repairs or other work occasioned by fire, windstorm or other insured casualty; (i) legal expenses in negotiating and enforcing the terms of any tenant lease; (j) interest and amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases; (k) expenses for restoration of the Building required as a result of a condemnation; (l) the cost of special services separately paid by particular tenants in the Building, and (n) the cost of insurance to the extent included in Insurance Expenses; (o) environmental clean-up expenses incurred by Landlord; (p) legal fees, appraisal fees, brokerage commissions, origination fees, points, mortgage recording taxes, title charges and other costs or fees incurred in connection with any financing or refinancing; (q) all costs incurred in connection with a sale or transfer of all or any portion of the Property or any interest herein or in any person owning an interest therein; (r) any fines, interest or penalty charges incurred by Landlord due to the failure to pay obligations of Landlord or the violation of any governmental rule or regulation; and (s) charitable or political contributions. In determining Landlord’s CAM Expenses, including Base CAM Expenses, for any Lease Year during which less than ninety-five percent (95%) of the rentable square feet of the Building was occupied by tenants for more than sixty (60) days during such Lease Year, the actual CAM Expenses for such Lease Year shall be increased on the basis of variable (but not fixed) CAM Expenses, to the amount which normally would have been incurred for such Lease Year had such occupancy of the Building been ninety-five percent (95%) throughout such Lease Year. Landlord’s Estimated Operating Expenses: defined in Section 5.2. Landlord’s Expense Statement: defined in Section 5.2. Landlord’s Final Tax Statement: defined in Section 4.4. Landlord’s Offer Space Notice: defined in Section 33.1(a). Landlord’s Operating Expenses: defined in Section 5.1(a). Landlord’s Tax Statement: defined in Section 4.2. Lease Year: each calendar year, or partial calendar year, during the Term.

TABLE OF CONTENTS (continued) Page -vii- Legal Requirements: all statutes, codes, ordinances, regulations, rules, orders, directives and requirements of any governmental entity, authority, agency, bureau, board, office, commission and/or department (or official thereof), and including covenants and restrictions of record, which now or at any time hereafter may be applicable to the Property or any part thereof, including, but not limited to, all Environmental Laws. Lender: the holder of any mortgage or deed of trust which may now or hereafter encumber the Property. License: defined in Section 8.4(a). Lien: any mortgage, pledge, lien, charge, encumbrance or security interest of any kind, including any inchoate construction, mechanic’s or materialmen’s lien. Major Work: defined in Section 7.4(b). Master Landlord: the landlord under any ground lease or lease of all or any portion of the Property, subject to the space leases, which may now or hereafter affect all or any portion of the Property. Minimum Electric Energy Charge: defined in the Basic Lease Provisions. Monthly Expense Payment: defined in Section 5.3. Monthly Tax Payment: defined in Section 4.3. Monument Signs: defined in Section 9.6(b). NAICS: defined in Section 11.9. Net Award: any insurance proceeds or condemnation award payable in connection with any damage, destruction or Taking, less any actual and reasonable third party expenses incurred by Landlord in recovering such amount. Net Rental Proceeds: in the case of a sublease, the amount by which the aggregate of all rents, additional charges or other consideration payable under a sublease to Tenant by the subtenant (including sums paid for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture or other personal property) exceeds the sum of (i) the Basic Rent plus all amounts payable by Tenant pursuant to the provisions hereof during the term of the sublease in respect of the subleased space, (ii) actual brokerage commissions, providing same are at prevailing rates, due and owing to a real estate brokerage firm, (iii) reasonable legal fees incurred by Tenant in connection with the sublease, (iv) free rent granted to the subtenant, (v) cost of work incurred by Tenant in preparing the premises for the sublease and (vi) the then net unamortized or undepreciated cost of the fixtures, leasehold improvements, equipment, furniture or other personal property included in the subletting; and in the case of an assignment, the amount by which all sums

TABLE OF CONTENTS (continued) Page -viii- and other considerations paid to Tenant by the assignee of this Lease for or by reason of such assignment (including sums paid for the sale of Tenant’s fixtures, leasehold improvements, equipment, furniture or other personal property) exceeds the sum of (i) actual brokerage commissions, provided same are at prevailing rates due and owing to a real estate brokerage firm, and, (ii) the then net unamortized or undepreciated cost of the fixtures, leasehold improvements, equipment, furniture or other personal property sold to the assignee. NJDEP: defined in Section 11.5(b). Non-Disturbance Agreement: defined in Section 23.1(b). Objection Notice: defined in Schedule D. Occupancy Date: defined in Section 2.3. OFAC: defined in Article 30. Offer Space Commencement Date: defined in Section 33.1(a). Offer Space Lease: defined in Section 33.1(e). Order or Orders: defined in Article 30. Permitted Use: defined in the Basic Lease Provisions. Preliminary Plans: defined in Schedule D. Premises: defined in the Basic Lease Provisions. Prime Rate: the prime commercial lending rate publicly announced from time to time by Citibank N.A. or its successor bank. Projected Taxes: defined in Section 4.2. Property: the Land, the Building, all other buildings on the Land, and all other buildings or improvements hereafter constructed on the Land from time to time. Recapture Notice: defined in Section 16.5(a). Recapture Space: defined in Section 16.5(a). Remaining Allowance: defined in Schedule D. Remaining Soft Cost Allowance: defined in Schedule D.

TABLE OF CONTENTS (continued) Page -ix- Restoration: the restoration, replacement or rebuilding of the Building (excluding any alterations, additions and improvements installed by Tenant and any trade fixtures and personal property owned by Tenant) or any portion thereof as nearly as practicable to its value, condition and character immediately prior to any damage, destruction or Taking. Roof Top Equipment: defined in Section 36.1. Second Extension Period: defined in Section 31.1. Secure Areas: defined in Section 21.1(b). Security: defined in the Basic Lease Provisions. Soft Costs: defined in Schedule D. Soft Cost Allowance: defined in Schedule D. Special Cleaning Services: defined in Section 9.7(b). Taking: a taking of all or any part of the Property, or any interest therein or right accruing thereto, as the result of, or in lieu of, or in anticipation of, the exercise of the right of condemnation or eminent domain pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Property or any part thereof, by any governmental authority, civil or military. Taxes: with respect to each governmental authority levying or imposing the same, all taxes and assessments (general, special, betterment, ordinary or extraordinary, foreseen and unforeseen) levied, charged, assessed, imposed upon or which become due and payable out of or in respect of and become a lien on the Land and all improvements constructed on the Land from time to time, including, without limitation, charges imposed in respect of the ownership, operation, management, use, leasing or alteration of the Property and/or Premises, or any portion thereof; the various estates in and to the Property and/or Premises, or any portion thereof; the Basic Rent and Additional Rent payable to Landlord pursuant to this Lease; all water and sewer rents and charges; and all franchise, income, profit or other taxes, fees and charges, however designated, which, due to a future change in the method of taxation, may be levied or imposed on Landlord in substitution in whole or in part for, or in lieu of, or in addition to, any tax which would otherwise constitute Taxes, as heretofore defined. Nothing contained in this Lease shall require Tenant to pay any estate, inheritance, gift, succession, corporate franchise or income tax of Landlord, nor shall any of same be deemed Taxes, except as provided in the immediately preceding sentence. Tenant: the party defined as such in the first paragraph of this Lease. Tenant Affiliate: defined in Section 16.7. Tenant’s Expansion Space Notice: defined in Section 32.1(a).

TABLE OF CONTENTS (continued) Page -x- Tenant Improvement: defined in Section 7.5(a). Tenant’s Notice: defined in Section 16.2. Tenant’s Offer Space Notice: defined in Section 33.1(d). Tenant’s Proportionate Share: defined in Basic Lease Provisions. Tenant’s Roof Top Equipment Area: defined in Section 36.1. Tenant Successor: defined in Section 16.7. Tenant’s Visitors: Tenant’s agents, servants, employees, subtenants, contractors, invitees, licensees and all other persons invited by Tenant onto the Property and/or into the Premises as guests or doing lawful business with Tenant. Term: defined in Basic Lease Provisions. Termination Date: defined in Basic Lease Provisions. Termination Payment: defined in Section 34.2(c). Termination Payment Notice: defined in Section 34.2(a). Underlying Encumbrance: defined in Section 23.1. Working Plans: defined in Schedule D.